                              .  TOTAL RETURN  .

                  STRATEGIC BALANCED .  FOREIGN . SHORT-TERM

                               .  LOW DURATION .

                     GLOBAL . LONG-TERM U.S. GOVERNMENT .

                           HIGH YIELD . StocksPLUS .



P I M C O



                                  PIMCO FUNDS

                                  SEMI-ANNUAL REPORT . SEPTEMBER 30, 1996

CONTENTS

Chairman's Message                                              1
Management Discussion and Analysis                              2
Investment Performance                                          5
Statement of Assets and Liabilities                            18
Statement of Operations                                        20
Statement of Changes in Net Assets                             22
Financial Highlights                                           26
Schedules of Investments
     Total Return Fund                                         32
     Total Return Fund II                                      44
     Total Return Fund III                                     47
     Low Duration Fund                                         49
     Low Duration Fund II                                      56
     Short-Term Fund                                           58
     Long-Term U.S. Government Fund                            61
     Foreign Fund                                              63
     Global Fund                                               66
     High Yield Fund                                           69
     Money Market Fund                                         72
     StocksPLUS Fund                                           73
     Strategic Balanced Fund                                   76
Notes to Financial Statements                                  78

CHAIRMAN'S MESSAGE


Dear PIMCO Funds Shareholder:

We are pleased to present this Semi-Annual Report for the PIMCO Funds: Pacific Investment Management Series for the six months ended September 30, 1996. The past two quarters have been an exciting time for the PIMCO Funds, and ultimately rewarding for shareholders.

The period commenced on a down note for U.S. fixed income markets, as signs of robust economic growth fueled bond investors' fears of monetary tightening by the Federal Reserve Bank. Employment registered solid gains, consumer spending continued despite high debt levels, and key commodity prices rose, igniting concerns that inflation would accelerate. By the end of April, bond yields on all maturities greater than one year had spiked upward between 23 and 35 basis points. Then in May, an uneven pattern of rising and falling interest rates commenced in response to mixed economic signals from closely watched data releases. After the dust had settled, September 30th found Treasury yields of all maturities within just eight basis points of their April levels.

This hectic economic market environment seemed custom-designed to test the mettle of both fixed income investors and portfolio managers. Those who took the year's early setbacks in stride and stayed the course are now being rewarded with positive returns, as investment strategies undertaken in the Spring have begun to pay dividends this Fall. On an absolute basis, equity, high yield and foreign bond investors have enjoyed the strongest returns. As noted on the following pages, the PIMCO Foreign Fund posted the highest return of any portfolio in the Trust during the six-month period, rising 10.59%, and all of the Funds managed to beat their comparative market indices.

We are pleased to report that shareholders have continued to express confidence in the PIMCO Funds by investing more than $461 million during the reporting period, which has helped to push total assets to exceed $16.5 billion. Moreover, we look forward to the planned consolidation in mid-January of our affiliated fund family, the PIMCO Advisors Funds, with the PIMCO Funds. The combined funds, at $25 billion strong, will offer shareholders a wider range of investment opportunities under the PIMCO Funds banner.

As always, we thank you for your continued investment in the PIMCO Funds. Please call us at (800) 927-4648 should you have any questions or if we can be of any assistance.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board
November 5, 1996

MANAGEMENT DISCUSSION AND ANALYSIS

Despite an economic climate where many fixed income investments have been battered by rising interest rates, we are pleased to report positive performance for each of the PIMCO Funds. Each Fund's performance compares favorably to its respective benchmark. Not only for the recently completed six-month period, but also over the trailing one, three and five years. And, as the following table illustrates, most of the PIMCO Funds have also outperformed their respective Lipper mutual fund peer averages for the twelve-month period ended September 30, 1996, and are highly rated by Morningstar.



                                                                 Total Return Investment Performance
                                                                      (periods ended 09/30/96)
                                                             -------------------------------------------
                                                             Six Months                 Twelve Months
                                                                  PIMCO          PIMCO    Competitive                 Morningstar
Category & Fund*                                                  Funds          Funds   Fund Average      Difference    Rating**
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Investment Grade Debt Funds (175 Funds)
  Total Return Fund                                              3.41%           6.48%          4.30%          2.18%       *****
  ---------------------------------------------------------------------------------------------------------------------------------
  Total Return Fund II                                           2.86            5.40           4.30           1.10          ***
  ---------------------------------------------------------------------------------------------------------------------------------
  Total Return Fund III                                          3.63            6.17           4.30           1.87        *****
  ---------------------------------------------------------------------------------------------------------------------------------
Short Investment Grade Debt Funds (100 Funds)
  Low Duration Fund                                              3.46            6.76           5.16           1.60        *****
  ---------------------------------------------------------------------------------------------------------------------------------
  Low Duration Fund II                                           3.09            5.88           5.16           0.72         ****
  ---------------------------------------------------------------------------------------------------------------------------------
Ultra Short Obligations Funds (28 Funds)
  Short-Term Fund                                                3.63            7.44           5.41           2.03        *****
  ---------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Funds (155 Funds)
   Money Market Fund                                             2.61            5.76           5.27           0.49         n.a.
  ---------------------------------------------------------------------------------------------------------------------------------
General U.S. Government Funds (173 Funds)
   Long-Term U.S. Government Fund                                1.61            2.61           3.24          -0.63          ***
  ---------------------------------------------------------------------------------------------------------------------------------
International Income Funds (42 Funds)
   Foreign Fund                                                 10.59           20.84           9.27          11.57        *****
  ---------------------------------------------------------------------------------------------------------------------------------
Global Income Funds (124 Funds)
   Global Fund                                                   6.91           12.76          11.12           1.64         n.a.
  ---------------------------------------------------------------------------------------------------------------------------------
High Current Yield Funds (143 Funds)
   High Yield Fund                                               6.17           11.91          12.92          -1.01         ****
  ---------------------------------------------------------------------------------------------------------------------------------
Growth and Income Funds (503 Funds)
   StocksPLUS Fund                                               7.78           21.00          17.24           3.76        *****
  ---------------------------------------------------------------------------------------------------------------------------------

*  as categorized by Lipper Analytical Services, Inc.

** Performance and rankings are historical and do not represent future results.
   Morningstar proprietary ratings reflect risk-adjusted performance and are subject to change every month. Overall ratings are calculated from a fund's 3-, 5- and 10-year (not 1-year) average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Funds with fewer than 3 years of performance history are not rated.

Market Recap and Strategy

Yields on U.S. Treasury bonds followed a rambling path during the six-months ended September 30, 1996, as market fears of tightening by the Federal Reserve waxed and waned. Economic data initially indicated strong economic growth and potentially higher inflation, and domestic interest rates surged. But, as the period progressed, key indices offered mixed indications of growth, while signals from the Fed via public testimony, Federal Open Market Committee (FOMC) meeting debriefings, and, not least, leaks to the media, alternately depressed and boosted bond market sentiment. At the end of the period, Treasury yields from one to thirty years moved from 25 to 38 basis points higher. And since 3-month rates were nearly unchanged, the front portion of the yield curve steepened significantly. Since the end of September, the economy has continued to exhibit signs of slowing. With another month under its belt, the bond market has (as depicted below) seen Treasury yields move very close to where they started seven months ago, marking the end of a hectic but circular journey.

        Movements of U.S. Treasury Yields from 3/31/96 through 10/31/96

                           1-Year   5-Year   30-Year
                   3/29/96      5.38     6.09     6.67
                   4/26/96      5.54     6.28     6.79
                   5/31/96      5.75     6.63     6.99
                   6/28/96      5.68     6.46     6.87
                   7/26/96      5.86     6.62     7.01
                   8/30/96      5.90     6.72     7.12
                   9/27/96      5.65     6.43     6.91
                  10/31/96      5.41     6.07     6.64

If there was any consistent theme behind the Funds' investment success during this past six-month period, it was the value of sector strategies and investment discretion. PIMCO's total return investment process seeks to add incremental returns through a multi-faceted, active management process which includes duration, yield curve positioning, sector rotation, issue selection, credit quality selection and, for certain Funds, country and currency allocations. For all of 1996, our outlook has called for a bond market-friendly combination of moderate economic growth and low inflation. Consistent with this forecast, the Funds have been managed with durations higher than their respective benchmark indices and in many cases at the upper end of their allowable ranges.
     As interest rates moved higher in the U.S., the Funds' above-index durations were a drag on investment performance. The fact that favorable returns were achieved during the reporting period, despite the negative impact of duration, illustrates the importance of other stategies besides interest rate risk management. Strategies that yielded positive results included overweighting both fixed and adjustable rate mortgage-backed securities, underweighting long-term, high quality corporates, the selective use of lower-quality issues, and writing options on short-term interest rates. The employment of currency-hedged, European and dollar bloc bonds, and the continued investment in dollar-denominated Argentine and Mexican debt securities, also added value to those PIMCO Funds which permit foreign investments.

Investment Process and Outlook

Each spring, PIMCO's entire group of investment professionals meets for several days to discuss and review the firm's long-term outlook for the economy and inflation. This past May, the consensus view of this group was bullish on interest rates. This long-term outlook, which lies at the heart of PIMCO's investment process, remains bullish for bonds. Some prominent themes which drive our outlook include:

 . Competitive forces unleashed by the globalization of trade and production, generate low-cost goods and limit firms' pricing power;

 . Integration of world capital markets and the growing power of investors to demand sound, market-friendly fiscal and monetary policies; and

 . Aging populations across the developed world, shifting the age mix from the high consumption years toward the savings-oriented phase of the life cycle.

Interest Rate Forecast

Our forecast is for a 5-7% range for the yield of the 30-year Treasury bond over the next three to five years. More important than the numbers themselves, however, is the direction of rates implied by our Secular Outlook: with the Long Bond's yield currently near the top of the 5-7% range, we expect the disinflationary forces cited above to broadly pull interest rates lower over the course of the next several years.

                            30 YEAR TREASURY YIELDS

                            1/1/78             8.18
                            1/1/79             8.94
                            1/1/80            10.60
                            1/1/81            12.28
                            1/1/82            13.91
                            1/1/83            10.99
                            1/1/84            11.75
                            1/1/85            11.21
                            1/1/86             9.32
                            1/1/87             7.47
                            1/1/88             8.42
                            1/1/89             8.82
                            1/1/90             8.45
                            1/1/91             8.20
                            1/1/92             7.76
                            1/1/93             7.20
                            1/1/94             6.24
                            1/1/95             7.70
                            1/1/96             6.03
                           10/1/96             6.64

     Favorable business cycle conditions are likely to prevail into next year as well, setting the stage for a bond market rally. We expect steady, non-inflationary growth over the next several quarters, with both economic growth and consumer inflation running comfortably around the mid-2% level. We believe that fears held by a sizable contingent of bond investors, that the economy will overheat, are unfounded. Our view on growth over the next several quarters follows:

 . Consumption will moderate (and in fact already has) after the spending binge earlier this year. The consumer will return to a more sustainable rate of expenditure, in line with the moderate pace of increase in personal income;

 . Business investment will slow as rapidly-expanding manufacturing capacity outstrips final demand;

 . Housing demand will begin to slow by early 1997 as the delayed effects of this year's jump in mortgage rates take hold;

 .  Fiscal policy will remain restrictive near-term;

 . Exports will not drive growth in this country, as it is the U.S. which serves as the economic locomotive in the current global growth cycle.

Perhaps most notable at present is a lack of structural imbalances, and the evenly distributed growth profile across the U.S., all of which supports our outlook for a continued, smooth expansion. The one potential area of excess which bears watching is the stock market, as a sharp correction could hurt confidence and, ultimately, economic growth.

Investment Strategy Going Forward

Against this backdrop we will continue to emphasize many of the themes that were featured over the past six months. Fund durations will be targeted above their respective benchmarks to position for anticipated price gains in a declining interest rate environment. Another benefit of our above-index duration strategy is the yield benefit it provides a portfolio given the current positive slope of the U.S. and most foreign yield curves. Indeed, looking farther into the future, if the long-run evolution of the bond market toward a more stable-rate environment that we foresee comes to pass, yield enhancement strategies will take center stage in place of the price-change-oriented interest rate strategies which dominated during the bull bond market of the 1980s and early 1990s.
     Our domestic sector strategies will emphasize market segments that offer a yield premium over Treasuries. While we feel that the mortgage-backed sector as a whole is fairly valued relative to market expectations, our bullish view on rates suggests value in discount (low coupon) fixed rate issues due to their call-protected characteristics. In addition, adjustable rate mortgages remain attractive as higher-yielding, relatively low risk, short-maturity holdings. On the corporate front, we will continue to favor lower quality, non-cyclical, short-term issues that offer a substantial yield cushion over Treasuries. These larger yield premiums offer a buffer against the effects of spread widening as the economy slows.
     Looking beyond the borders of the U.S., while most foreign markets have experienced interest rate declines in recent months, several opportunities remain in dollar bloc countries (Canada, Australia, New Zealand) and the higher yielding nations of Europe. The same holds even truer for selected dollar-denominated Latin American bonds, where wide spreads over U.S. Treasuries and improving economic fundamentals offer excellent value.
     If the world's bond markets unfold as we expect over the next six months, multiple sector strategies will once again form the genesis of favorable investment results.

TOTAL RETURN FUND

                           [LINE GRAPH APPEARS HERE]

                                                                                   -----------------------------------------------
                                                                                   TOTAL RETURN FUND    Through September 30, 1996
                                                                                   -----------------------------------------------
                                                                                      MONTH         TOTAL RETURN         LBAG
                                                                                   ==========      ==============   ==============
                                                                                     05/31/87        1,000,000.00     1,000,000.00
                                                                                     12/31/87        1,030,745.18     1,043,430.28
                                                                                     12/31/88        1,127,426.29     1,125,714.10
                                                                                     12/31/89        1,288,016.57     1,289,275.51
                                                                                     12/31/90        1,391,670.78     1,404,797.46
                                                                                     12/31/91        1,663,829.39     1,629,609.19
                                                                                     12/31/92        1,825,855.68     1,750,227.21
                                                                                     12/31/93        2,054,300.21     1,920,864.71
                                                                                     12/31/94        1,980,883.43     1,864,840.30
                                                                                     12/31/95        2,372,627.60     2,209,361.20
                                                                                     09/30/96        2,394,638.59     2,222,896.65

Returns Ended 9/30/96
-------------------------------------------------------------------------
                                                                 Since
                        6 Mos  1 Yr./*/  3 Yr./*/  5 Yr./*/  Inception/*/
                        -----  --------  --------  --------  ------------
Total Return Fund
Inst'l Class (%)         3.41    6.48      5.47      8.69        9.80
Lehman
Aggregate
Bond Index (%)           2.43    4.90      5.01      7.46        8.93
-------------------------------------------------------------------------

                                                                 Since
                        6 Mos  1 Yr./*/  2 Yr./*/            Inception/*/
                        -----  --------  --------            ------------
Admin. Class (%)         3.28    6.32      9.67                  9.65
Lehman
Aggregate
Bond Index (%)           2.43    4.90      9.38                  9.37
-------------------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in May 1987 and held through September 1996, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The performance of the Administrative Class from inception in September 1994 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . Successful sector strategies were the leading determinant of favorable performance of 0.98% relative to the Lehman Aggregate Bond Index during the six-month reporting period, as non-index sectors outperformed.

 . Holdings of below investment-grade bonds (mostly BB-rated issues), which averaged about 7% of the Fund's assets, boosted returns via their higher yields and spread tightening in response to strong corporate earnings and a favorable outlook for continued growth.

 . Mortgage-backed holdings were overweighted relative to the Index, and both fixed and adjustable rate issues benefited from a combination of higher yields and spread tightening early in the period when rising rates reduced the probability of prepayment.

 . The opportunistic use of core European and dollar-bloc bonds, and small holdings of dollar-denominated debt from Argentina and Mexico, both contributed to performance as interest rates fell abroad in contrast to rising domestic rates.

 . The Fund's above-index duration limited returns in the second quarter when yields on all but the shortest Treasury issues surged 20-40 basis points higher. Duration was neutral for returns in the third quarter, however, when Treasury yields were nearly unchanged.

 . A yield curve strategy that favored intermediate-maturity issues was also negative for returns early in the period and was only partially offset later by the higher portfolio yield generated by intermediate-maturity bonds relative to a blend of shorter- and longer-term issues.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Mortgage-Backed Securities              54.1%
        Short-Term Instruments                   5.6%
        Other                                    6.7%
        Corporate Bonds and Notes               16.0%
        U.S. Treasury Obligations               17.6%
            AAA                             75%
            A1                               4%
            BB                               6%
            BBB                              7%
            A                                6%
            AA                               2%

TOTAL RETURN FUND II

                               [LINE CHART APPEARS HERE]

                                                                                  -------------------------------------------------
                                                                                  TOTAL RETURN FUND II    Through September 30,1996
                                                                                  -------------------------------------------------
                                                                                        MONTH       TOTAL RETURN II        LBAG
                                                                                  ==============  ================  ================
                                                                                        12/31/91      1,000,000.00      1,000,000.00
                                                                                        12/31/92      1,094,320.03      1,074,016.53
                                                                                        12/31/93      1,213,560.32      1,178,727.22
                                                                                        12/31/94      1,186,684.24      1,144,348.17
                                                                                        12/31/95      1,411,856.80      1,355,761.38
                                                                                        09/30/96      1,415,967.33      1,364,067.32

Returns Ended 9/30/96
------------------------------------------------------------------------------
                                                                      Since
                                          6 Mos   1 Yr/*/ 3Yr/*/  Inception/*/
                                         -------  ------- ------  ------------
  Total Return Fund II
  Inst'l Class (%)                        2.86     5.40    5.13        7.59
  Lehman Aggregate
  Bond Index (%)                          2.43     4.90    5.01        6.75
------------------------------------------------------------------------------
  Admin. Class (%)                        2.73     5.03               10.34
  Lehman Aggregate
  Bond Index (%)                          2.43     4.90               10.55
------------------------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in December 1991 and held through September 1996, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The performance of the Administrative Class from inception in November 1994 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . A successful blend of sector strategies led to favorable relative performance for the six-month period as the Fund led the Lehman Aggregate Bond Index by 0.43%.

 . Holdings of BBB-rated corporate bonds boosted returns via their higher yields and some spread tightening in response to strong corporate earnings and a favorable outlook for continued growth.

 . Mortgage-backed holdings were significantly overweighted relative to the Index, and both fixed and adjustable rate issues benefited from a combination of higher yields and spread tightening early in the period when rising rates reduced the probability of prepayment.

 . A limited strategy of writing options on short-term interest rates, designed to benefit the Fund if rates did not rise as quickly as the market expected, aided performance as the Federal Reserve stood pat and left the Fed funds rate unchanged.

 . The Fund's above-index duration limited returns in the second quarter when yields on all but the shortest Treasury issues surged 20-40 basis points higher. Duration was neutral for returns in the third quarter, however, when yields were nearly unchanged.

 . A yield curve strategy that favored intermediate-maturity issues was also negative for returns early in the period and was only partially offset later by the higher portfolio yield generated by intermediate-maturity bonds relative to a blend of shorter- and longer-term issues.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        U.S. Treasury Notes     20.0%
        Corporate Bonds
        and Notes               15.0%
        Short-Term
        Instruments              7.0%
        Other                    2.0%
        Mortgage-Backed
        Securities              56.0%
        AAA                     79%
        A                        2%
        BBB                     11%
        BB                       2%
        A1                       6%

TOTAL RETURN FUND III
                           [LINE GRAPH APPEARS HERE]

                                                                                    ------------------------------------------------
                                                                                    TOTAL RETURN FUND III Through September 30, 1996
                                                                                    ------------------------------------------------
                                                                                          MONTH    TOTAL RETURN III      LBAG
                                                                                       =========== ================ ================
                                                                                          04/30/91     1,000,000.00     1,000,000.00
                                                                                          12/31/91     1,137,502.41     1,116,311.65
                                                                                          12/31/92     1,240,189.38     1,198,937.16
                                                                                          12/31/93     1,396,936.94     1,315,826.92
                                                                                          12/31/94     1,349,037.54     1,277,449.19
                                                                                          12/31/95     1,608,546.95     1,513,452.22
                                                                                          09/30/96     1,626,853.31     1,522,724.24

Returns Ended 9/30/96
-------------------------------------------------------------------------
                                                                 Since
                        6 Mos  1 Yr./*/  3 Yr./*/  5 Yr./*/  Inception/*/
                        -----  --------  --------  --------  ------------
Total Return
Fund III (%)             3.63    6.17      5.67      8.69        9.39
-------------------------------------------------------------------------
Lehman
Aggregate
Bond Index (%)           2.43    4.90      5.01      7.46        7.96
-------------------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in May 1991 and held through September 1996, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Past performance is not an indication of future results.

 . Successful sector strategies were the leading determinant of favorable performance of 1.20% relative to the Lehman Aggregate Bond Index during the six-month reporting period, as non-index sectors outperformed.

 . Holdings of below investment-grade bonds (mostly BB-rated issues), which averaged about 7% of the Fund's assets, boosted returns via their higher yields and spread tightening in response to strong corporate earnings and a favorable outlook for continued growth.

 . Mortgage-backed holdings were overweighted relative to the Index, and both fixed and adjustable rate issues benefited from a combination of higher yields and spread tightening early in the period when rising rates reduced the probability of prepayment.

 . The opportunistic use of core European and dollar-bloc bonds, and small holdings of dollar-denominated debt from Argentina and Mexico, both contributed to performance as interest rates fell abroad in contrast to rising domestic rates.

 . The Fund's above-index duration limited returns in the second quarter when yields on all but the shortest Treasury issues surged 20-40 basis points higher. Duration was neutral for returns in the third quarter, however, when Treasury yields were nearly unchanged.

 . A yield curve strategy that favored intermediate-maturity issues was also negative for returns early in the period and was only partially offset later by the higher portfolio yield generated by intermediate-maturity bonds relative to a blend of shorter- and longer-term issues.

   [PIE CHARTS APPEAR HERE]



--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Mortgage-Backed Securities              44.1%
        Short-Term Instruments                  13.7%
        Other                                    6.1%
        Corporate Bonds and Notes               10.0%
        U.S. Treasury Notes                     26.1%
                 AAA                    70%
                 B                       1%
                 BB                      7%
                 BBB                     6%
                 A                       1%
                 AA                      4%
                 A1                     11%

LOW DURATION FUND
                           [LINE GRAPH APPEARS HERE]

                                                                        -----------------------------------------------
                                                                        LOW DURATION FUND    Through September 30, 1996
                                                                        -----------------------------------------------
                                                                          MONTH       LOW DURATION     MERRILL 1-3
                                                                        =========== ================ ================
                                                                           05/31/87     1,000,000.00     1,000,000.00
                                                                           12/31/87     1,044,478.09     1,047,984.76
                                                                           12/31/88     1,130,408.56     1,113,174.49
                                                                           12/31/89     1,261,510.71     1,234,771.63
                                                                           12/31/90     1,375,736.40     1,354,820.12
                                                                           12/31/91     1,560,925.88     1,513,055.27
                                                                           12/31/92     1,680,926.86     1,608,398.67
                                                                           12/31/93     1,811,369.22     1,695,419.33
                                                                           12/31/94     1,822,760.28     1,705,049.92
                                                                           12/31/95     2,040,217.87     1,892,602.79
                                                                           09/30/96     2,111,800.64     1,949,777.53

Returns Ended 9/30/96
-------------------------------------------------------------------------
                                                                 Since
                        6 Mos  1 Yr./*/  3 Yr./*/  5 Yr./*/  Inception/*/
                        -----  --------  --------  --------  ------------
Low Duration Fund
Inst'l Class (%)         3.46    6.76      5.77      7.00        8.33
Merrill Lynch
1-3 Yr. Tsy. Index (%)   2.68    5.61      4.98      5.97        7.41
-------------------------------------------------------------------------
Admin Class (%)          3.33    6.50                            8.47
Merrill Lynch
1-3 Yr. Tsy. Index (%)   2.68    5.61                            7.96
-------------------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in May 1987 and held through September 1996, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The performance of the Administrative Class from inception in January 1995 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . Investment discretion and multi-sector strategies proved to be the key determinants of relative performance as non-index sectors enjoyed the best returns, enabling the Fund to outperform its all-Treasury benchmark by 0.78% during the six-month period.

 . The yield advantage of both fixed and adjustable rate mortgage-backed securities, and the Fund's over-50% weighting of the sector, benefited performance. This was further aided by spread tightening early in the period as prepayment activity declined in response to higher mortgage rates.

 . Both BBB-and BB-rated corporate issues performed well, boosting returns through a combination of higher initial yields and spread tightening relative to similar maturity Treasuries as the result of strong corporate earnings and a favorable economic outlook.

 . Small, dollar-denominated holdings of Argentine and Mexican debt benefited performance when prices rallied in response to heightened investor interest born of these nations' high yields as well as credible growth and inflation policies.

 . The Fund's above-index duration limited returns in the second quarter when expectations of a Fed tightening pushed interest rates higher. Duration had little impact in the third quarter, however, when yields initially surged upward, but later declined on signs of low inflation and economic slowing.

                           [PIE CHARTS APPEAR HERE]

-----------------------------------------------------------------------------
PORTFOLIO COMPOSITION         % of Total Investments as of September 30, 1996
-----------------------------------------------------------------------------
                 Mortgage-Backed Securities     56.1%
                 Other                          6.2%
                 Short-Term Instruments         15.3%
                 Corporate Bonds and Notes      22.4%
                 AAA             56%
                 BB               7%
                 BBB             12%
                 A                8%
                 AA               2%
                 A1              15%

8

LOW DURATION FUND II

                           [LINE GRAPH APPEARS HERE]
                                                                                     -----------------------------------------------
                                                                                     LOW DURATION FUND II Through September 30, 1996
                                                                                     -----------------------------------------------
                                                                                         MONTH     LOW DURATION II    MERRILL 1-3
                                                                                     ============= ================ ================
                                                                                          10/31/91     1,000,000.00     1,000,000.00
                                                                                          12/31/91     1,030,157.63     1,025,788.25
                                                                                          12/31/92     1,094,356.61     1,090,427.09
                                                                                          12/31/93     1,166,344.05     1,149,423.47
                                                                                          12/31/94     1,170,070.79     1,155,952.61
                                                                                          12/31/95     1,307,960.85     1,283,105.62
                                                                                          09/30/96     1,343,828.98     1,321,867.70

Returns Ended 9/30/96
--------------------------------------------------------------------------------
                                                                        Since
                                           6 Mos  1 Yr/*/  3 Yr/*/  Inception/*/
                                           -----  -------  -------  ------------
Low Duration
Fund II(%)                                 3.09    5.88     5.06       6.19
--------------------------------------------------------------------------------
Merrill Lynch
1-3 Yr. Tsy. Index(%)                      2.68    5.61     4.98       5.83
--------------------------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in November 1991 and held through September 1996, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. Past performance is not an indication of future results.

 . Sector strategies proved to be the key determinants of relative performance as non-index sectors enjoyed the best returns, enabling the Fund to outperform its all-Treasury benchmark by 0.41% during the six-month period.

 . The yield advantage of both fixed and adjustable rate mortgage-backed securities, and the Fund's over-50% weighting of the sector, benefited performance. This was further aided by spread tightening early in the period as prepayment activity declined in response to higher mortgage rates.

 . Broader-than-index maturity exposure aided returns as rates below one year and above ten years rose less than 1-to 3-year rates.

 . The Fund's above-index duration limited returns in the second quarter when expectations of a Fed tightening pushed interest rates higher. Duration had little impact in the third quarter, however, when yields initially surged upward but later declined on signs of low inflation and economic slowing.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        U.S. Government Agencies         0.1%
        U.S. Treasury Notes             10.1%
        Corporate Bonds and Notes        6.8%
        Short-Term Instruments          13.6%
        Mortgage-Backed Securities      69.4%
        AAA                               77%
        AA                                 2%
        A                                  7%
        A1                                13%
        BBB                                1%

SHORT-TERM FUND

                           [LINE CHART APPEARS HERE]

                                                                                       ---------------------------------------------
                                                                                          SHORT-TERM FUND Through September 30, 1996
                                                                                       ---------------------------------------------
                                                                                                                         LIPPER
                                                                                          MONTH       SHORT-TERM      MONEY MARKET
                                                                                       =========== ================ ================
                                                                                          10/31/87     1,000,000.00     1,000,000.00
                                                                                          12/31/87     1,012,023.74     1,011,433.29
                                                                                          12/31/88     1,088,755.81     1,084,223.92
                                                                                          12/31/89     1,191,539.60     1,181,464.97
                                                                                          12/31/90     1,292,428.29     1,275,590.70
                                                                                          12/31/91     1,378,445.50     1,350,092.71
                                                                                          12/31/92     1,428,417.71     1,396,855.75
                                                                                          12/31/93     1,494,453.55     1,434,611.69
                                                                                          12/31/94     1,537,715.13     1,488,152.66
                                                                                          12/31/95     1,679,255.85     1,568,186.66
                                                                                          09/30/96     1,758,516.49     1,623,124.91

Returns Ended 9/30/96
--------------------------------------------------------------------------------
                                                                       Since
                               6 Mos  1 Yr./*/  3 Yr./*/  5 Yr./*/  Inception/*/
                               -----  --------  --------  --------  ------------
Short Term Fund
Inst'l Class(%)                3.63    7.44       6.02      5.26       6.53
--------------------------------------------------------------------------------

Lipper Money
Market Index(%)                2.25    4.72       4.43      4.01       5.58
--------------------------------------------------------------------------------

* Annualized

--------------------------------------------------------------------------------
                                                                       Since
                               6 Mos                                 Inception
                               -----                                 ---------
Short-Term Fund
Admin Class(%)                 3.50                                    3.92
--------------------------------------------------------------------------------

Lipper Money
Market Index(%)                2.25                                    3.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in October 1987 and held through September 1996, compared to the Lipper Money Market Index, an index consisting of the 30 largest equal weighted Money Market Funds. Whereas money market funds attempt to maintain a stable share price, the Short-Term Fund's share price will fluctuate in response to market conditions. The performance of the Administrative class, from inception in February 1996 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . Sector strategies drove returns during the period with corporate, mortgage, and foreign securities all contributing to strong performance. The Fund's investment return led the average money market fund by 1.38% during the six-month period.

 . Fund performance received a boost from short-term, mortgage-backed issues, which benefited from an initial yield advantage and spread tightening in response to declining prepayments driven by higher mortgage rates.

 . Both BBB-and BB-rated corporate issues performed well, boosting returns through a combination of higher initial yields and spread tightening relative to similar maturity Treasuries.

 . The opportunistic use of currency-hedged European and Canadian bonds and small holdings of dollar-denominated debt from Argentina and Mexico contributed to performance, as interest rates fell abroad in contrast to rising domestic rates.

 . The steep front portion of the yield curve (3 months to 2 years) allowed the yield advantage of the Fund's above-index duration to mostly offset principal losses on its investment portfolio as rates moved higher on expectations of Fed tightening.

                           [PIE CHARTS APPEARS HERE]

--------------------------------------------------------------------------------
   PORTFOLIO COMPOSITION         % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Mortgage-Backed Securities      37.1%
        Short-Term Instruments          17.6%
        Other                            7.3%
        Corporate Bonds and Notes       38.0%

        B                                  1%
        BB                                 8%
        BBB                               17%
        AAA                               38%
        A1                                18%
        A                                 16%
        AA                                 2%

10

LONG-TERM U.S. GOVERNMENT FUND

                        [LINE GRAPH APPEARS HERE]

                                                               -------------------------------------------------------------------
                                                                LONG-TERM U.S. GOVERNMENT FUND         Through September 30,1996
                                                               -------------------------------------------------------------------
                                                                                                      LEHMAN INT
                                                                                                           &
                                                                   MONTH     LONG-TERM U.S. GOV'T    20+ YR TREAS         LBAG
                                                               =========== ======================= ================ ================
                                                                  06/30/91            1,000,000.00     1,000,000.00     1,000,000.00
                                                                  12/31/91            1,181,839.72     1,154,987.78     1,110,386.16
                                                                  12/31/92            1,322,838.26     1,244,270.52     1,192,573.10
                                                                  12/31/93            1,568,556.86     1,450,540.54     1,308,842.39
                                                                  12/31/94            1,452,653.13     1,341,134.05     1,270,668.38
                                                                  12/31/95            1,911,315.03     1,736,411.78     1,505,418.68
                                                                  09/30/96            1,820,593.54     1,650,530.30     1,514,641.48

Returns Ended 9/30/96
-------------------------------------------------------------------------------
                                                                      Since
                        6 Mos.    1 Yr.*    3 Yr.*    5 Yr.*       Inception*
Long Term U.S.
Gov't Fund (%)           1.61       2.61      4.54     10.83         12.07
-------------------------------------------------------------------------------
LB Int. & 20+
Treasury Index (%)       1.44       2.34      3.93      8.79         10.00
-------------------------------------------------------------------------------
Lehman Aggregate
Bond Index (%)           2.43       4.90      5.01      7.46          8.22
-------------------------------------------------------------------------------

*Annualized

-------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in July 1991 and held through September 1996, compared to the Lehman Brothers Aggregate Bond Index, and a 10 year duration blend of the Lehman Brothers Intermediate and 20+Yr. Treasury Indices, each an unmanaged market index. Past performance is not an indication of future results.

 . Following a negative second quarter return, favorable results from the mortgage-backed sector keyed better performance in the third quarter, and the Fund posted positive performance for the six-month period, outpacing its all-Treasury benchmark by 0.17%.

 . The yield advantage of both fixed and adjustable rate mortgage-backed securities, and the Fund's over-45% weighting of the sector, benefited performance. This was further aided as prepayment activity declined and some spread tightening occurred in the aftermath of higher mortgage rates.

 . A limited strategy of writing options on short-term interest rates, designed to benefit the Fund if rates did not rise as quickly as the market expected, aided performance as the Federal Reserve stood pat and left the Fed funds rate unchanged.

 . The Fund's above-index duration limited returns in the second quarter, when yields on all but the shortest Treasury issues surged 20-40 basis points higher and was neutral for returns in the third quarter when Treasury yields were nearly unchanged.

                           [PIE CHARTS APPEARS HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Mortgage-Backed Securities      56.0%
        Short-Term Instruments           4.2%
        U.S. Treasury Bonds             39.8%
        A1                                 4%
        AA                                 6%
        AAA                               90%

FOREIGN FUND
                           [LINE GRAPH APPEARS HERE]

                                                                                       ---------------------------------------------
                                                                                       FOREIGN FUND       Through September 30, 1996
                                                                                       ---------------------------------------------
                                                                                                                         J.P. MORGAN
                                                                                          MONTH         FOREIGN            NON-U.S.
                                                                                       =========== ================ ================
                                                                                          12/31/92     1,000,000.00     1,000,000.00
                                                                                          12/31/93     1,164,013.44     1,139,019.60
                                                                                          12/31/94     1,079,026.38     1,081,273.43
                                                                                          12/31/95     1,308,003.45     1,278,457.48
                                                                                          09/30/96     1,474,040.32     1,381,002.05

Returns Ended 9/30/96
------------------------------------------------------------------
                                                        Since
                      6 Mos.   1 Yr./*/   3 Yr./*/   Inception/*/
                      ------   -------    --------   ------------

Foreign Fund (%)      10.59      20.84      9.72        10.90
-----------------------------------------------------------------

J.P. Morgan
Non-U.S. Index (%)     7.11      12.66      8.09         8.99
-----------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in December 1992 and held through September 1996, compared to the J.P. Morgan Non-U.S. Government Bond Index (Hedged), an unmanaged market index. Past performance is not an indication of future results.

 .  Fund performance outpaced the currency-hedged return of the J.P. Morgan Non-
   U.S. Government Bond Index by 3.48% during the six-month period, with duration, country, and currency strategies contributing significantly to returns.

 .  Japan was heavily underweighted in favor of European and dollar bloc country
   (Australia, Canada, New Zealand) bonds, which aided performance as economic growth remained stagnant in both regions and interest rates declined.

 . The Fund's most significant holdings relative to the Index were in Canada and the Netherlands. Both positions benefited performance as interest rates in these countries migrated toward those of their larger neighbors (the U.S. and Germany, respectively) in response to slow economic growth, low inflation, and unusually high real yields relative to the U.S and Germany.

 . Small, dollar-denominated holdings of Argentine and Mexican debt benefited performance, when prices rallied in response to heightened investor interest born of these nations' high yields as well as credible growth and inflation policies.

 . European currency strategies added value when the higher-yielding European monies (Italian lira, Swedish krona, and Czech koruna) were overweighted at the expense of German marks and Swiss francs, which declined in value relative to these peripheral currencies.

 . As bond yields declined in nearly all foreign markets during the second and, particularly, the third quarters, the Fund's above-index duration further boosted returns.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Short-Term Instruments          12.0%
        Other                           13.6%
        Canada                          10.6%
        Germany                          2.3%
        Italy                            2.1%
        Japan                           11.9%
        Mexico                           4.1%
        Netherlands                     19.5%
        New Zealand                      2.5%
        Sweden                           3.5%
        United Kingdom                   7.3%
        United States                   10.6%
        AAA                               42%
        BB                                 8%
        BBB                                3%
        A                                 12%
        A1                                12%
        AA                                23%

12

GLOBAL FUND

                           [LINE GRAPH APPEARS HERE]

                                                                                       ---------------------------------------------
                                                                                       GLOBAL FUND         Though September 30, 1996
                                                                                       ---------------------------------------------
                                                                                                                       JP MORGAN
                                                                                          MONTH         GLOBAL           GLOBAL
                                                                                       =========== ================ ================
                                                                                          11/30/93     1,000,000.00     1,000,000.00
                                                                                          12/31/93     1,031,870.81     1,010,200.20
                                                                                          12/31/94     1,014,310.85     1,022,933.14
                                                                                          12/31/95     1,247,201.85     1,220,457.41
                                                                                          09/30/96     1,316,951.71     1,240,380.76

Returns Ended 9/30/96
---------------------------------------------------------------
                                                   Since
                        6 Mos  1 Yr./*/  2 Yr./*/  Inception/*/
                        -----  --------  --------  ------------
Global Fund
Inst'l Class (%)         6.91    12.76     14.24       10.20
---------------------------------------------------------------

J.P. Morgan
Global Index (%)         3.44    5.06      10.37        7.89
---------------------------------------------------------------

/*/Annualized

---------------------------------------------------------------
                                                       Since
                                                     Inception
                                                   ------------
Global Fund Admin. Class (%)                           3.22
---------------------------------------------------------------

J.P. Morgan Global Index (%)                           0.97
---------------------------------------------------------------

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in November 1993 and held through September 1996, compared to the J.P. Morgan Global Index, an unmanaged market index. The performance of the Administrative Class from inception in August 1996 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . A combination of effective country, currency, and duration strategies allowed the Fund to outperform its benchmark J.P. Morgan Global Index by 3.47% during the six months ended September 30, 1996.

 . The Japanese and U.S. markets were underweighted in favor of European and dollar bloc country (Australia, Canada, New Zealand) bonds, which aided performance as economic growth remained stagnant in both regions and interest rates declined.

 . The Fund's most significant holdings relative to the Index were in Canada and the Netherlands. Both positions benefited performance as interest rates in these countries migrated toward those of their larger neighbors (the U.S. and Germany, respectively) in response to slow economic growth, low inflation, and unusually high real yields relative to the U.S and Germany.

 . Currency strategy produced large gains versus the Index as the Fund's overweighted Canadian and New Zealand dollar holdings soared relative to the Japanese yen, which declined against all major currencies. The Fund also gained by underweighting German marks and Swiss francs in favor of Europe's higher yielding peripheral currencies.

 . Small, dollar-denominated holdings of Argentine and Mexican debt benefited performance when prices rallied in response to heightened investor interest born of these nations' high yields as well as credible growth and inflation policies.

 . As bond yields declined in nearly all markets (except the U.S.) during the second and third quarters, the Fund's above-index duration further boosted returns.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Short-Term Instruments          19.6%
        Other                           13.5%
        Canada                          11.7%
        Czechoslovakia                   2.0%
        Germany                          2.2%
        Japan                            7.2%
        Netherlands                     19.9%
        New Zealand                      2.9%
        Sweden                           2.9%
        United Kingdom                   5.5%
        United States                   12.6%
        AA                                17%
        A                                 17%
        AAA                               41%
        BB                                 4%
        BBB                                2%
        A1                                19%

HIGH YIELD FUND

                           [LINE GRAPH APPEARS HERE]

                                                                                     ---------------------------------------------
                                                                                     HIGH YIELD FUND    Through September 30, 1996
                                                                                     ---------------------------------------------
                                                                                                                    LEHMAN BB
                                                                                       MONTH        HIGH YIELD       INT CORP
                                                                                     =========== ================ ================
                                                                                        12/31/92     1,000,000.00     1,000,000.00
                                                                                        12/31/93     1,187,025.82     1,146,545.45
                                                                                        12/31/94     1,215,478.79     1,156,314.50
                                                                                        12/31/95     1,466,840.41     1,376,719.76
                                                                                        09/30/96     1,571,753.07     1,451,393.55

Returns Ended 9/30/96
-----------------------------------------------------------------
                                                   Since
                        6 Mos. 1 Yr./*/  3 Yr./*/  Inception/*/
                        -----  --------  --------  ------------
High Yield Fund
Inst'l Class (%)         6.17   11.91     11.39       12.81
Lehman BB
Int. Corp. Index (%)     4.66    9.30      9.06       10.44
-----------------------------------------------------------------
Admin. Class (%)         6.04   11.63                 15.79
Lehman BB
Int. Corp. Index (%)     4.66    9.30                 13.53
-----------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in December 1992 and held through September 1996, compared to the Lehman Brothers BB Intermediate Corporate Index, an unmanaged market index. The performance of the Administrative Class from inception in January 1995 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . High yield bonds were the best-performing domestic market sector during the six-month period, allowing the Fund to post strong absolute and relative performance. The Fund led the Lehman BB Intermediate Corporate Bond Index by 1.51%.

 . Lower-rated junk bonds significantly outperformed BB-rated issues as the economy picked up steam in the second quarter. However, as economic growth subsided in the third quarter, the upper-tier of below-investment grade issues rebounded.

 . Lower quality, cyclical issues, including companies in the specialty retailing and mining sectors, led returns in the second quarter, limiting the relative performance of the Fund's investment portfolio, which was concentrated in non-cyclical issues.

 . In the third quarter, the economy slowed and higher quality, non-cyclical issues dominated returns, allowing the Fund's portfolio emphasis in the utility and energy sectors to significantly boost relative performance.

 . Dollar-denominated holdings of Argentine and Mexican debt benefited performance when prices rallied in response to heightened investor interest born of these nations' high yields as well as credible growth and inflation policies.

 . Duration and maturity mix were held neutral to the index and had little impact on relative performance.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Corporate Bonds and Notes       82.5%
        Other                            8.7%
        Mortgage-Backed Securities       6.1%
        U.S. Treasury Notes              2.7%

        BB                                53%
        B                                 37%
        BBB                                5%
        A1                                 2%
        AAA                                3%

14

MONEY MARKET FUND
                           [LINE GRAPH APPEARS HERE]

                                                                                       ---------------------------------------------
                                                                                       MONEY MARKET FUND  Through September 30, 1996
                                                                                       ---------------------------------------------
                                                                                                                          LIPPER
                                                                                          MONTH       MONEY MARKET     MONEY MARKET
                                                                                       =========== ================ ================
                                                                                          02/28/91     1,000,000.00     1,000,000.00
                                                                                          12/31/91     1,047,059.10     1,046,651.18
                                                                                          12/31/92     1,083,083.32     1,082,903.94
                                                                                          12/31/93     1,113,416.25     1,112,174.01
                                                                                          12/31/94     1,157,083.08     1,153,681.32
                                                                                          12/31/95     1,227,235.03     1,215,727.19
                                                                                          09/30/96     1,275,955.92     1,258,317.73

Returns Ended 9/30/96
--------------------------------------------------------------------------------
                                                                        Since
                                  6 Mos  1 Yr/*/  3 Yr/*/  5 Yr/*/  Inception/*/
                                  -----  -------  -------  -------  ------------
Money Market Fund
Inst'l Class(%)                   2.61     5.76    4.89      4.30      4.45
Lipper Money
Market Index(%)                   2.25     4.72    4.43      4.01      4.19
--------------------------------------------------------------------------------
Admin. Class(%)                   2.49     5.50                        5.51
Lipper Money
Market Index(%)                   2.25     4.72                        5.06
--------------------------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in March 1991 and held through September 1996, compared to the Lipper Money Market Index, an index consisting of the 30 largest equal weighted Money Market Funds. The performance of the Administrative Class, from inception in January 1995 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . The Fund invested primarily in high-grade commercial paper issued by finance and utility companies, which traded at a consistent yield premium to comparable maturity Treasury bills throughout the six-month period.

 . Small investments in short-term, adjustable rate mortgage securities offered an attractive yield premium and principal stability.

 . Maturity was held between two and three months for most of the period to take advantage of a slight yield premium over longer-maturity paper arising from investors' fears of Fed tightening.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Short-Term Instruments          98.4%
        U.S. Government Agencies         1.6%
        A1                                99%
        AAA                                1%

StocksPLUS FUND

                           [LINE GRAPH APPEARS HERE]

                                                                                  ---------------------------------------------
                                                                                  STOCKSPLUS FUND    Through September 30, 1996
                                                                                  ---------------------------------------------
                                                                                    MONTH        STOCKSPLUS        S&P 500
                                                                                  =========== ================ ================
                                                                                     05/31/93     1,000,000.00     1,000,000.00
                                                                                     12/31/93     1,061,284.22     1,052,698.39
                                                                                     12/31/94     1,092,245.04     1,066,604.35
                                                                                     12/31/95     1,534,744.62     1,467,411.83
                                                                                     09/30/96     1,740,848.35     1,665,493.43

Returns Ended 9/30/96
-----------------------------------------------------------------
                                                      Since
                        6 Mos  1 Yr./*/  3 Yr./*/  Inception/*/
                        -----  --------  --------  ------------
StocksPLUS
Fund (%)                 7.78   21.00     19.06       18.07
-----------------------------------------------------------------

S & P 500 Index (%)      7.72   20.33     17.42       16.52
-----------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in May 1993 and held through September 1996, compared to the Standard and Poor's 500 Index, an unmanaged market index. Past performance is not an indication of future results.

 .  A fully-invested equity position led to solid performance as the S&P 500
   Index rallied throughout the period behind strong investor interest in equities, robust corporate earnings, and modest inflation.

 . Fund performance received a boost from short-term, mortgage-backed issues, which benefited from an initial yield advantage and spread tightening in response to declining prepayments resulting from reduced refinancing activity.

 . Both BBB-and BB-rated corporate issues performed well through a combination of higher initial yields and spread tightening relative to similar maturity Treasuries, driven by the same factors that buoyed equities: strong corporate earnings, a favorable economic outlook, and continued low inflation.

 . The opportunistic use of currency-hedged Belgian and Canadian bonds, and small holdings of dollar-denominated debt from Argentina and Mexico, contributed to performance as interest rates fell abroad in contrast to rising domestic rates.

 . The steep front portion of the yield curve (3 months to 2 years) allowed the yield advantage of the Fund's above-index duration to mostly offset principal losses on its investment portfolio as rates moved higher on expectations of Fed tightening.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Mortgage-Backed Securities      39.0%
        Short-Term Instruments          20.8%
        Other                            5.2%
        Corporate Bonds and Notes       35.0%
        BB                                 9%
        AAA                               35%
        BBB                               21%
        A1                                19%
        A                                 12%
        AA                                 4%

16

STRATEGIC BALANCED FUND
                           [LINE GRAPH APPEARS HERE]

                                                                                ---------------------------------------------------
                                                                                STRATEGIC BALANCED FUND  Through September 30, 1996
                                                                                ---------------------------------------------------
                                                                                                                     60% S&P 500 &
                                                                                  MONTH        STRATEGIC BALANCED        40% LBAG
                                                                               =========== ======================== ================
                                                                                  06/30/96             1,000,000.00     1,000,000.00
                                                                                  09/30/96             1,035,000.00     1,026,444.48

Cumulative Returns Ended 9/30/96
----------------------------------------------------
                                            Since
                                          Inception
                                         -----------
Strategic Balanced Fund (%)                3.50
----------------------------------------------------
60% S&P 500 Index and
40% Lehman Aggregate Bond Index (%)        2.64
----------------------------------------------------

-------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in June 1996 and held through September 1996, compared to a static 60/40 blend of the Standard and Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, each an unmanaged market index. Past performance is not an indication of future results.

 . An above-index weighting of stocks in the Fund's asset allocation mix benefited relative performance in its first three months of operations as stock returns led bond returns by 1.24% during the period. This helped to push Fund performance 0.86% above its static benchmark in the third quarter.

 . Fund performance received a boost from both fixed and adjustable rate mortgage-backed issues, which benefited from an initial yield advantage and spread tightening in response to declining prepayments as the result of reduced refinancing activity.

 . Both BBB-and BB-rated corporate issues performed well through a combination of higher initial yields and spread tightening relative to similar maturity Treasuries, driven by the same factors that buoyed equities: strong corporate earnings, a favorable economic outlook, and continued low inflation.

 . The opportunistic use of currency-hedged Canadian bonds and small holdings of dollar-denominated Argentine debt, contributed to performance as interest rates fell abroad in contrast to rising domestic rates.

 . The Fund's above-index duration was neutral for returns as Treasury yields were nearly unchanged, but its focus on intermediate maturities boosted performance by adding yield to the portfolio.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Corporate Bonds and Notes       39.3%
        U.S. Treasury Notes              9.4%
        Short-Term Instruments           8.6%
        Other                            3.9%
        Mortgage-Backed Securities      38.8%
        A                                 11%
        A1                                 7%
        AAA                               50%
        BBB                               22%
        BB                                10%

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (unaudited)

Amounts in thousands, except per share amounts

                                              -------------------------------------------------------------------------------------
                                                    Total           Total           Total               Low              Low
                                                   Return           Return          Return            Duration         Duration
                                                    Fund            Fund II         Fund III            Fund            Fund II
                                              -------------------------------------------------------------------------------------
Assets:

Investments, at value                         $  12,659,993      $  552,429       $  169,903       $  3,254,779       $  297,713
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Cash and foreign currency                               367             546                0                  9                1
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Receivable for investments and
  foreign currency sold                              46,016           7,974              520             47,001            9,916
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Receivable for Fund shares sold                      15,231              48                0                770                0
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Variation margin receivable                               0               0                0                  0                0
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Interest and dividends receivable                   126,825           5,283            2,226             29,149            1,934
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Other assets                                              0               0                0                  0                0
--------------------------------------------  --------------     -----------      -----------      -------------      -----------

                                                 12,848,432         566,280          172,649          3,331,708          309,564
============================================  ==============     ===========      ===========      =============      ===========


Liabilities:

Payable for investments and foreign
  currency purchased                           $  1,293,534      $  117,401        $  13,596         $  633,617        $  52,416
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Written options outstanding                           9,081             743              287              1,777              170
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Payable for Fund shares redeemed                     13,707             345               11              3,936               40
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Dividends payable                                    11,145              87               22              1,744               76
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Accrued investment advisor's fee                      2,235              87               31                528               49
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Accrued administrator's fee                           1,610              87               31                380               49
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Accrued distribution fee                                 25               1                0                  1                0
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Variation margin payable                              8,133             230              157                 78               36
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Other accrued expenses and liabilities                   23               0                9                 30                8
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
                                                  1,339,493         118,981           14,144            642,091           52,844
============================================  ==============     ===========      ===========      =============      ===========

Net Assets                                    $  11,508,939      $  447,299       $  158,505       $  2,689,617       $  256,720
============================================  ==============     ===========      ===========      =============      ===========

Net Assets Consist of:

Paid in capital                               $  11,589,573      $  453,942       $  160,834       $  2,718,100       $  261,571
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Undistributed (overdistributed) net
  investment income                                 (18,844)           (329)            (380)            (5,121)          (1,363)
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Accumulated undistributed net realized
  gain (loss)                                      (219,051)        (10,518)          (3,785)           (31,972)          (3,572)
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Net unrealized appreciation                         157,261           4,204            1,836              8,610               84
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
                                              $  11,508,939      $  447,299       $  158,505       $  2,689,617       $  256,720
============================================  ==============     ===========      ===========      =============      ===========

Shares Issued and Outstanding

Institutional Class                               1,104,903          44,943           17,286            269,729           26,207
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Administrative Class                                 13,167             453                0                395                0
--------------------------------------------  --------------     -----------      -----------      -------------      -----------

Net Asset Value, Offering and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Institutional Class                           $       10.29      $     9.85       $     9.17       $       9.96       $     9.80
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Administrative Class                                  10.29            9.85                0               9.96                0
--------------------------------------------  --------------     -----------      -----------      -------------      -----------

Cost of Investments Owned                        12,591,994         550,483          169,598          3,250,948          297,893
============================================  ==============     ===========      ===========      =============      ===========
Cost of Foreign Currency Held                             2               0                0                  0                0
============================================  ==============     ===========      ===========      =============      ===========

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (unaudited)

Amounts in thousands, except per share amounts

                                                 --------------------------------------------------------------
                                                                   Long-Term
                                                   Short-Term      U.S. Gov't         Foreign          Global
                                                     Fund             Fund             Fund             Fund
                                                 --------------------------------------------------------------
Assets:

Investments, at value                             $  134,434       $  34,883       $  622,154       $  378,630
-----------------------------------------------   -----------      ----------      -----------      -----------
Cash and foreign currency                                  0               1              725              404
-----------------------------------------------   -----------      ----------      -----------      -----------
Receivable for investments and
  foreign currency sold                                  248             245           34,344           25,528
-----------------------------------------------   -----------      ----------      -----------      -----------
Receivable for Fund shares sold                          249               0               74                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Variation margin receivable                                0               0               33                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Interest and dividends receivable                      1,105             314           11,140            5,839
-----------------------------------------------   -----------      ----------      -----------      -----------
Other assets                                               0               0                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------
                                                     136,036          35,443          668,470          410,401
===============================================   ===========      ==========      ===========      ===========

Liabilities:

Payable for investments and foreign
   currency purchased                             $    5,064       $  13,537       $  452,989       $  249,209
-----------------------------------------------   -----------      ----------      -----------      -----------
Written options outstanding                                9              19                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Payable for Fund shares redeemed                         247               5               55               83
-----------------------------------------------   -----------      ----------      -----------      -----------
Dividends payable                                         93               9              150              124
-----------------------------------------------   -----------      ----------      -----------      -----------
Accrued investment advisor's fee                          26               4               42               32
-----------------------------------------------   -----------      ----------      -----------      -----------
Accrued administrator's fee                               21               4               42               38
-----------------------------------------------   -----------      ----------      -----------      -----------
Accrued distribution fee                                   1               0                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Variation margin payable                                   1               0               19               65
-----------------------------------------------   -----------      ----------      -----------      -----------
Other accrued expenses and liabilities                    15               5              262                4
-----------------------------------------------   -----------      ----------      -----------      -----------
                                                       5,477          13,583          453,559          249,555
===============================================   ===========      ==========      ===========      ===========

Net Assets                                        $  130,559       $  21,860       $  214,911       $  160,846
===============================================   ===========      ==========      ===========      ===========

Net Assets Consist of:

Paid in capital                                   $  130,772       $  23,065       $  189,839       $  153,500
-----------------------------------------------   -----------      ----------      -----------      -----------
Undistributed (overdistributed) net
  investment income                                     (161)            236            3,281              (16)
-----------------------------------------------   -----------      ----------      -----------      -----------
Accumulated undistributed net realized
  gain (loss)                                           (116)         (1,624)          10,348            3,362
-----------------------------------------------   -----------      ----------      -----------      -----------
Net unrealized appreciation                               64             183           11,443            4,000
-----------------------------------------------   -----------      ----------      -----------      -----------
                                                  $  130,559       $  21,860       $  214,911       $  160,846
===============================================   ===========      ==========      ===========      ===========

Shares Issued and Outstanding

Institutional Class                                   12,860           2,241           18,879           15,343
-----------------------------------------------   -----------      ----------      -----------      -----------
Administrative Class                                     237               0                0                2
-----------------------------------------------   -----------      ----------      -----------      -----------

Net Asset Value, Offering and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Institutional Class                               $     9.97      $     9.76       $    11.38       $    10.48
-----------------------------------------------   -----------      ----------      -----------      -----------
Administrative Class                                    9.97               0                0            10.48
-----------------------------------------------   -----------      ----------      -----------      -----------
Cost of Investments Owned                            134,627          34,764          617,898          377,119
===============================================   ===========      ==========      ===========      ===========
Cost of Foreign Currency Held                              0               0              727              404
===============================================   ===========      ==========      ===========      ===========


Amounts in thousands, except per share amounts

                                                 --------------------------------------------------------------
                                                                     Money                            Strategic
                                                   High Yield        Market        StocksPLUS         Balanced
                                                     Fund             Fund            Fund              Fund
                                                 --------------------------------------------------------------
Assets:

Investments, at value                             $  730,590       $  28,883       $  179,477        $  10,607
-----------------------------------------------   -----------      ----------      -----------      -----------
Cash and foreign currency                                  1               1                1                1
-----------------------------------------------   -----------      ----------      -----------      -----------
Receivable for investments and
  foreign currency sold                                8,088               0            4,468              265
-----------------------------------------------   -----------      ----------      -----------      -----------
Receivable for Fund shares sold                       10,155              51                6                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Variation margin receivable                                0               0                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Interest and dividends receivable                     15,418               3            1,537              118
-----------------------------------------------   -----------      ----------      -----------      -----------
Other assets                                               2               0                4                0
-----------------------------------------------   -----------      ----------      -----------      -----------
                                                     764,254          28,938          185,493           10,991
===============================================   ===========      ==========      ===========      ===========

Liabilities:

Payable for investments and foreign
   currency purchased                               $  6,325        $      0        $   3,808         $    603
-----------------------------------------------   -----------      ----------      -----------      -----------
Written options outstanding                                0               0               13                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Payable for Fund shares redeemed                         190             592               27                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Dividends payable                                        202              25              248                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Accrued investment advisor's fee                         147               4               56                3
-----------------------------------------------   -----------      ----------      -----------      -----------
Accrued administrator's fee                              147               5               35                2
-----------------------------------------------   -----------      ----------      -----------      -----------
Accrued distribution fee                                   1               0                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Variation margin payable                                   0               0                0                5
-----------------------------------------------   -----------      ----------      -----------      -----------
Other accrued expenses and liabilities                    21               0                6                0
-----------------------------------------------   -----------      ----------      -----------      -----------
                                                       7,033             626            4,193              613
===============================================   ===========      ==========      ===========      ===========

Net Assets                                        $  757,221       $  28,312       $  181,300        $  10,378
===============================================   ===========      ==========      ===========      ===========

Net Assets Consist of:

Paid in capital                                   $  732,838       $  28,312       $  170,569        $  10,029
-----------------------------------------------   -----------      ----------      -----------      -----------
Undistributed (overdistributed) net
  investment income                                    3,597               0            3,709              199
-----------------------------------------------   -----------      ----------      -----------      -----------
Accumulated undistributed net realized
  gain (loss)                                          4,661               0            2,821             (101)
-----------------------------------------------   -----------      ----------      -----------      -----------
Net unrealized appreciation                           16,125               0            4,201              251
-----------------------------------------------   -----------      ----------      -----------      -----------
                                                  $  757,221       $  28,312       $  181,300        $  10,378
===============================================   ===========      ==========      ===========      ===========

Shares Issued and Outstanding

Institutional Class                                   67,899          28,300           15,625            1,003
-----------------------------------------------   -----------      ----------      -----------      -----------
Administrative Class                                     273              12                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------

Net Asset Value, Offering and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Institutional Class                                $   11.11        $   1.00      $     11.60         $  10.35
-----------------------------------------------   -----------      ----------      -----------      -----------
Administrative Class                                   11.11            1.00                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------

Cost of Investments Owned                            714,540          28,883          178,943           10,543
===============================================   ===========      ==========      ===========      ===========
Cost of Foreign Currency Held                              0               0                0                0
===============================================   ===========      ==========      ===========      ===========

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the six months or period ended September 30, 1996 (unaudited)

$ in thousands
                                           -------------------------------------------------------------------------------
                                                Total            Total           Total             Low             Low
                                                Return          Return          Return           Duration        Duration
                                                 Fund           Fund II         Fund III           Fund           Fund II
                                           -------------------------------------------------------------------------------
Investment Income:

Interest                                    $    386,345    $     16,146   $        5,114    $     92,495     $      8,763
------------------------------------------  --------------  -------------  ----------------  ---------------  -------------
Dividends                                            898               0                0             931                0
------------------------------------------  --------------  -------------  ----------------  ---------------  -------------
   Total income                                  387,243          16,146            5,114          93,426            8,763
==========================================  ==============  =============  ================  ===============  =============

Expenses:

Investment advisory fees                          13,578             581              190           3,325              317
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Administration fees                                9,776             581              190           2,393              316
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Distribution fees - Administrative Class             154               4                0               4                0
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Trustees' fees                                        19               1                0               5                0
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Amortization of organization costs                     0               0                0               0                1
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
   Total expenses                                 23,527           1,167              380           5,727              634
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------

Net Investment Income                            363,716          14,979            4,734          87,699            8,129
==========================================  ===============  ============  ================  ===============  =============

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments         (100,392)         (3,393)           (794)         (23,813)         (2,101)
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Net realized gain (loss) on futures
   contracts and written options                (106,634)         (5,145)         (2,166)            (760)           (572)
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Net realized gain (loss) on foreign
   currency transactions                         (27,046)             0             (608)             97                0
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Net change in unrealized appreciation
   (depreciation) on investments                  98,488           1,634            1,672          23,916            1,586
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                           122,199           4,295            2,673           2,318              472
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities denominated
   in foreign currencies                          28,278               0              124           1,060                0
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------

   Net gain (loss)                                14,893          (2,609)             901           2,818             (615)
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------

Net Increase in Assets Resulting
   from Operations                          $    378,609     $     12,370   $       5,635    $     90,517     $      7,514
==========================================  ===============  =============  ===============  ===============  ===============

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the six months or period ended September 30, 1996 (unaudited)

$ in thousands
                                           -------------------------------------------------------------------
                                                  Short          Long-Term
                                                  Term           U.S. Gov't        Foreign         Global
                                                  Fund             Fund              Fund           Fund
                                           -------------------------------------------------------------------
Investment Income:

Interest                                      $       3,799    $       1,153    $       5,133    $      4,112
--------------------------------------------  --------------   --------------   --------------   -------------
Dividends                                                 0                0                0               0
--------------------------------------------  --------------   --------------   --------------   -------------
   Total income                                       3,799            1,153            5,133           4,112
============================================  ==============   ==============   ==============   =============

Expenses:

Investment advisory fees                                144               38              276             186
--------------------------------------------  --------------   --------------   --------------   -------------
Administration fees                                     115               37              275             223
--------------------------------------------  --------------   --------------   --------------   -------------
Distribution fees - Administrative Class                  4                0                0               0
--------------------------------------------  --------------   --------------   --------------   -------------
Trustees' fees                                            0                0                0               0
--------------------------------------------  --------------   --------------   --------------   -------------
Amortization of organization costs                        0                1                0               0
--------------------------------------------  --------------   --------------   --------------   -------------
   Total expenses                                       263               76              551             409
--------------------------------------------  --------------   --------------   --------------   -------------

Net Investment Income                                 3,536            1,077            4,582           3,703
============================================  ==============   ==============   ==============   =============

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                 (25)            (443)          11,540           4,605
--------------------------------------------  --------------   --------------   --------------   -------------
Net realized gain (loss) on futures
   contracts and written options                          0             (305)           1,903            (426)
--------------------------------------------  --------------   --------------   --------------   -------------
Net realized gain (loss) on foreign
   currency transactions                                 32                0             (285)           (372)
--------------------------------------------  --------------   --------------   --------------   -------------
Net change in unrealized appreciation
   (depreciation) on investments                        453             (248)           3,627           2,265
--------------------------------------------  --------------   --------------   --------------   -------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                   22              237             (441)            688
--------------------------------------------  --------------   --------------   --------------   -------------
Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities denominated
   in foreign currencies                                102                0            1,742            (225)
--------------------------------------------  --------------   --------------   --------------   -------------

   Net gain (loss)                                      584             (759)          18,086           6,535
--------------------------------------------  --------------   --------------   --------------   -------------

Net Increase in Assets Resulting
   from Operations                            $       4,120    $         318    $      22,668    $     10,238
============================================  ==============   ==============   ==============   =============

$ in thousands
                                           -------------------------------------------------------------------
                                                  High            Money            Stocks        Strategic
                                                 Yield            Market            PLUS          Balanced
                                                  Fund             Fund             Fund            Fund
                                           -------------------------------------------------------------------
Investment Income:

Interest                                      $      31,499    $         827    $       8,732    $        215
--------------------------------------------  --------------   --------------   --------------   -------------
Dividends                                                27                0               13               0
--------------------------------------------  --------------   --------------   --------------   -------------
   Total income                                      31,526              827            8,745             215
============================================  ==============   ==============   ==============   =============

Expenses:

Investment advisory fees                                836               23              335              10
--------------------------------------------  --------------   --------------   --------------   -------------
Administration fees                                     836               30              209               6
--------------------------------------------  --------------   --------------   --------------   -------------
Distribution fees - Administrative Class                  3                0                0               0
--------------------------------------------  --------------   --------------   --------------   -------------
Trustees' fees                                            1                0                0               0
--------------------------------------------  --------------   --------------   --------------  --------------
Amortization of organization costs                        1                0                1               0
--------------------------------------------  --------------   --------------   --------------   -------------
   Total expenses                                     1,677               53              545              16
--------------------------------------------  --------------   --------------   --------------   -------------

Net Investment Income                                29,849              774            8,200             199
============================================  ==============   ==============   ==============   =============

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments               3,979                0              (96)             13
--------------------------------------------  --------------   --------------   --------------   -------------
Net realized gain (loss) on futures
   contracts and written options                          0                0              736            (114)
--------------------------------------------  --------------   --------------   --------------   -------------
Net realized gain (loss) on foreign
   currency transactions                                  0                0               67               0
--------------------------------------------  --------------   --------------   --------------   -------------
Net change in unrealized appreciation
   (depreciation) on investments                      7,810                0              566              79
--------------------------------------------  --------------   --------------   --------------   -------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                    0                0            3,484             172
--------------------------------------------  --------------   --------------   --------------   -------------
Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities denominated
   in foreign currencies                                  0                0              (51)              0
--------------------------------------------  --------------   --------------   --------------   -------------

   Net gain (loss)                                   11,789                0            4,706             150
--------------------------------------------  --------------   --------------   --------------   -------------

Net Increase in Assets Resulting
   from Operations                             $     41,638    $         774    $      12,906    $        349
============================================  ==============   ==============   ==============   =============

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


$ in thousands
                                           -----------------------------------------------------------------------------
                                                      Total Return Fund                     Total Return Fund II
                                           -----------------------------------------------------------------------------
                                             Six Months Ended         Year Ended    Six Months Ended   Five months Ended
                                           September 30, 1996     March 31, 1996  September 30, 1996      March 31, 1996
                                                  (unaudited)                            (unaudited)
                                           -----------------------------------------------------------------------------
Increase (Decrease) in Net Assets from:

Operations

Net investment income                             $   363,716   $        621,582    $        14,979   $        12,231
------------------------------------------------  -------------------------------   ----------------------------------
Realized gain (loss)                                 (234,072)           254,693             (8,538)            2,375
------------------------------------------------  -------------------------------   ----------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                       98,488            113,338              1,634            (4,612)
------------------------------------------------  -------------------------------   ----------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                122,199           (107,079)             4,295            (6,715)
------------------------------------------------  -------------------------------   ----------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign
   currencies                                          28,278              5,084                  0                 0
------------------------------------------------  -------------------------------   ----------------------------------
Net increase resulting from operations                378,609            887,618             12,370             3,279
================================================  ===============================   ==================================

Distributions to Shareholders

From net investment income
   Institutional Class                               (341,142)          (533,126)           (14,528)          (12,145)
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                (3,782)            (3,203)              (122)              (82)
------------------------------------------------  -------------------------------   ----------------------------------
In excess of net investment income
   Institutional Class                                (18,637)           (84,779)              (326)              (11)
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                  (207)              (510)                (3)                0
------------------------------------------------  -------------------------------   ----------------------------------
From net realized capital gains
   Institutional Class                                      0           (110,361)                 0            (4,011)
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                     0               (772)                 0               (28)
------------------------------------------------  -------------------------------   ----------------------------------
In excess of net realized capital gains
   Institutional Class                                      0                  0                  0            (2,282)
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                     0                  0                  0               (15)
------------------------------------------------  -------------------------------   ----------------------------------
Tax basis return of capital
   Institutional Class                                      0                  0                  0                 0
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                     0                  0                  0                 0
------------------------------------------------  -------------------------------   ----------------------------------

   Total Distributions                               (363,768)          (732,751)           (14,979)          (18,574)
================================================  ===============================   ==================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                              1,774,766          3,567,811             42,599            36,981
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                73,049            117,173              1,055               218
------------------------------------------------  -------------------------------   ----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                287,642            592,359             14,290            17,509
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                 3,881              3,923                125               126
------------------------------------------------  -------------------------------   ----------------------------------
Cost of shares redeemed
   Institutional Class                               (951,321)        (1,308,591)           (67,033)          (25,812)
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                               (46,142)           (24,091)               (31)              (78)
------------------------------------------------  -------------------------------   ----------------------------------
Net increase (decrease) resulting from Fund
   share transactions                               1,141,875          2,948,584             (8,995)           28,944
------------------------------------------------  -------------------------------   ----------------------------------

Total Increase (Decrease) in Net Assets             1,156,716          3,103,451            (11,604)           13,649
================================================  ===============================   ==================================

Net Assets

Beginning of period                                10,352,223          7,248,772            458,903           445,254
------------------------------------------------  -------------------------------   ----------------------------------
End of period *                                   $11,508,939   $     10,352,223    $       447,299   $       458,903
------------------------------------------------  -------------------------------   ----------------------------------

*Including net overdistributed
   investment income of:                          $   (18,844)  $        (18,792)   $          (329)  $          (329)
------------------------------------------------  -------------------------------   ----------------------------------

                                                  -------------------------------------
                                                             Total Return Fund III
                                                  -------------------------------------
                                                    Six Months Ended         Year Ended
                                                  September 30, 1996     March 31, 1996
                                                         (unaudited)
                                                  -------------------------------------
Increase (Decrease) in Net Assets from:

Operations

Net investment income                                 $        4,734   $         8,158
------------------------------------------------     ----------------------------------
Realized gain (loss)                                          (3,568)            2,985
------------------------------------------------     ----------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                               1,672               875
------------------------------------------------     ----------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                         2,673            (1,851)
------------------------------------------------     ----------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign
   currencies                                                    124                52
------------------------------------------------     ----------------------------------
Net increase resulting from operations                         5,635            10,219
================================================     ==================================

Distributions to Shareholders

From net investment income
   Institutional Class                                         (4,354)          (6,946)
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
In excess of net investment income
   Institutional Class                                           (380)          (1,214)
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
From net realized capital gains
   Institutional Class                                             0            (1,687)
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
In excess of net realized capital gains
   Institutional Class                                             0                 0
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
Tax basis return of capital
   Institutional Class                                             0                 0
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------

   Total Distributions                                        (4,734)           (9,847)
================================================     ==================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                        13,868            42,689
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                         4,550             9,384
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
Cost of shares redeemed
   Institutional Class                                        (3,037)           (9,719)
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                         15,381            42,354
------------------------------------------------     ----------------------------------

Total Increase (Decrease) in Net Assets                       16,282            42,726
================================================     ==================================

Net Assets

Beginning of period                                          142,223            99,497
------------------------------------------------     ----------------------------------
End of period *                                       $      158,505   $       142,223
------------------------------------------------     ----------------------------------

*Including net overdistributed
   investment income of:                              $         (380)  $          (380)
------------------------------------------------     ----------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

$ in thousands
                                              --------------------------------------
                                                        Low Duration Fund
                                              --------------------------------------
Increase (Decrease) in Net                      Six Months Ended          Year Ended
   Assets from:                               September 30, 1996      March 31, 1996
                                                     (unaudited)
                                              --------------------------------------
Operations
Net investment income                            $        87,699   $       171,117
--------------------------------------------     ----------------------------------
Realized gain (loss)                                     (24,476)            9,315
--------------------------------------------     ----------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                          23,916            36,405
--------------------------------------------     ----------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                     2,318            (1,934)
--------------------------------------------     ----------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign
   currencies                                              1,060               302
--------------------------------------------     ----------------------------------
Net increase resulting from operations                    90,517           215,205
============================================     ==================================

Distributions to Shareholders

From net investment income
   Institutional Class                                   (82,481)         (171,057)
--------------------------------------------     ----------------------------------
   Administrative Class                                      (98)              (91)
--------------------------------------------     ----------------------------------
In excess of net investment income
   Institutional Class                                    (5,115)                0
--------------------------------------------     ----------------------------------
   Administrative Class                                       (6)                0
--------------------------------------------     ----------------------------------
From net realized capital gains
   Institutional Class                                         0                 0
--------------------------------------------     ----------------------------------
   Administrative Class                                        0                 0
--------------------------------------------     ----------------------------------
In excess of net realized capital gains
   Institutional Class                                         0                 0
--------------------------------------------     ----------------------------------
   Administrative Class                                        0                 0
--------------------------------------------     ----------------------------------
Tax basis return of capital
   Institutional Class                                         0                 0
--------------------------------------------     ----------------------------------
   Administrative Class                                        0                 0
--------------------------------------------     ----------------------------------

   Total Distributions                                   (87,700)         (171,148)
============================================     ==================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                   492,070         1,416,204
--------------------------------------------     ----------------------------------
   Administrative Class                                    1,838             2,678
--------------------------------------------     ----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                    75,038           143,328
--------------------------------------------     ----------------------------------
   Administrative Class                                      100                83
--------------------------------------------     ----------------------------------
Cost of shares redeemed
   Institutional Class                                  (561,809)       (1,258,060)
--------------------------------------------     ----------------------------------
   Administrative Class                                     (547)             (983)
--------------------------------------------     ----------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                      6,690           303,250
--------------------------------------------     ----------------------------------

Total Increase (Decrease) in Net Assets                    9,507           347,307
============================================     ==================================

Net Assets

Beginning of period                                    2,680,110         2,332,803
--------------------------------------------     ----------------------------------
End of period *                                  $     2,689,617   $     2,680,110
--------------------------------------------     ----------------------------------

*Including net overdistributed investment
   income of:                                    $        (5,121)  $        (5,120)
--------------------------------------------     ----------------------------------

$ in thousands
                                           -----------------------------------------------------------------------------
                                                      Low Duration Fund II                     Short-Term Fund
                                           -----------------------------------------------------------------------------
Increase (Decrease) in Net                   Six Months Ended         Year Ended    Six Months Ended          Year Ended
   Assets from:                            September 30, 1996     March 31, 1996  September 30, 1996      March 31, 1996
                                                  (unaudited)                            (unaudited)
                                           -----------------------------------------------------------------------------
Operations

Net investment income                          $        8,129   $        14,123    $         3,536   $         6,228
--------------------------------------------  ----------------------------------   ----------------------------------
Realized gain (loss)                                   (2,673)              992                  7               592
--------------------------------------------  ----------------------------------   ----------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                        1,586              (369)               453               701
--------------------------------------------  ----------------------------------   ----------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                    472              (414)                22               (93)
--------------------------------------------  ----------------------------------   ----------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign
   currencies                                               0                 0                102               (24)
--------------------------------------------  ----------------------------------   ----------------------------------
Net increase resulting from operations                  7,514            14,332              4,120             7,404
============================================  ==================================   ==================================

Distributions to Shareholders

From net investment income
   Institutional Class                                 (6,767)          (13,042)            (3,278)           (5,943)
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0                (97)              (24)
--------------------------------------------  ----------------------------------   ----------------------------------
In excess of net investment income
   Institutional Class                                 (1,363)             (603)              (156)             (261)
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0                 (5)               (1)
--------------------------------------------  ----------------------------------   ----------------------------------
From net realized capital gains
   Institutional Class                                      0                 0                  0                 0
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0                  0                 0
--------------------------------------------  ----------------------------------   ----------------------------------
In excess of net realized capital gains
   Institutional Class                                      0                 0                  0                 0
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0                  0                 0
--------------------------------------------  ----------------------------------   ----------------------------------
Tax basis return of capital
   Institutional Class                                      0              (479)                 0                 0
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0                  0                 0
--------------------------------------------  ----------------------------------   ----------------------------------

   Total Distributions                                 (8,130)          (14,124)            (3,536)           (6,229)
============================================  ==================================   ==================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                 31,151           166,259             77,797           133,513
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0              4,706             4,324
--------------------------------------------  ----------------------------------   ----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                  7,689            13,248              3,052             4,930
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0                  5                 0
--------------------------------------------  ----------------------------------   ----------------------------------
Cost of shares redeemed
   Institutional Class                                (34,803)          (97,282)           (55,014)         (127,940)
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0             (6,367)             (320)
--------------------------------------------  ----------------------------------   ----------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                   4,037            82,225             24,179            14,507
--------------------------------------------  ----------------------------------   ----------------------------------

Total Increase (Decrease) in Net Assets                 3,421            82,433             24,763            15,682
============================================  ==================================   ==================================

Net Assets

Beginning of period                                   253,299           170,866            105,796            90,114
--------------------------------------------  ----------------------------------   ----------------------------------
End of period *                                $      256,720   $       253,299    $       130,559       $   105,796
--------------------------------------------  ----------------------------------   ----------------------------------

*Including net overdistributed investment
   income of:                                  $       (1,363)  $        (1,362)   $          (161)      $      (161)
--------------------------------------------  ----------------------------------   ----------------------------------

See Notes to Financial Statements

                                                       ------------------------------------     ----------------------------------
$ in thousands                                                    Long-Term U.S.
                                                                  Government Fund                          Foreign Fund
                                                       ------------------------------------     ----------------------------------
                                                           Six Months Ended      Year Ended       Six Months Ended      Year Ended
Increase (Decrease) in Net Assets from:                  September 30, 1996  March 31, 1996     September 30, 1996  March 31, 1996
                                                             (unaudited)                            (unaudited)
Operations

Net investment income                                    $            1,077  $        2,494     $            4,582  $       14,026
----------------------------------------------------   -------------------------------------  -------------------------------------
Realized gain (loss)                                                   (748)          3,539                 13,158          26,188
----------------------------------------------------   -------------------------------------  -------------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                                       (248)            143                  3,627           1,524
----------------------------------------------------   -------------------------------------  -------------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                                  237            (585)                  (441)         (1,652)
----------------------------------------------------   -------------------------------------  -------------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign currencies                          0               0                  1,742           6,933
----------------------------------------------------   -------------------------------------  -------------------------------------
Net increase resulting from operations                                  318           5,591                 22,668          47,019
====================================================   =====================================  =====================================

Distributions to Shareholders

From net investment income
   Institutional Class                                               (1,077)         (2,372)                (4,582)         (8,030)
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------
In excess of net investment income
   Institutional Class                                                    0            (122)                     0          (5,997)
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------
From net realized capital gains
   Institutional Class                                                    0          (1,698)                     0          (5,828)
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------
In excess of net realized capital gains
   Institutional Class                                                    0            (518)                     0            (685)
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------

   Total Distributions                                               (1,077)         (4,710)                (4,582)        (20,540)
====================================================   =====================================  =====================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                                3,418          21,443                 57,982          79,674
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                  811           3,954                  3,646          17,861
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------
Cost of shares redeemed
   Institutional Class                                              (14,121)        (26,116)              (123,296)        (98,221)
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                                (9,892)           (719)               (61,668)           (686)
----------------------------------------------------   -------------------------------------  -------------------------------------

Total Increase (Decrease) in Net Assets                             (10,651)            162                (45,582)         25,793
====================================================   =====================================  =====================================

Net Assets

Beginning of period                                                  32,511          32,349                258,493         232,700
----------------------------------------------------   -------------------------------------  -------------------------------------
End of period *                                          $           21,860  $       32,511     $          214,911  $      258,493
----------------------------------------------------   -------------------------------------  -------------------------------------

*Including net undistributed (overdistributed)
investment income of:                                    $              236  $          236     $            3,281  $        3,281
----------------------------------------------------   -------------------------------------  -------------------------------------



                                                       -------------------------------------
                                                                    Global Fund
                                                       -------------------------------------
                                                          Six Months Ended       Year Ended
                                                        September 30, 1996   March 31, 1996
                                                            (unaudited)
Net investment income                                   $             3,703  $        5,776
----------------------------------------------------   -------------------------------------
Realized gain (loss)                                                  3,807           4,700
----------------------------------------------------   -------------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                                      2,265            (531)
----------------------------------------------------   -------------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                                  688            (620)
----------------------------------------------------   -------------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign currencies                       (225)            946
----------------------------------------------------   -------------------------------------
Net increase resulting from operations                               10,238          10,271
====================================================   =====================================

Distributions to Shareholders

From net investment income
   Institutional Class                                               (3,687)         (5,778)
----------------------------------------------------   -------------------------------------
   Administrative Class                                                   0               0
----------------------------------------------------   -------------------------------------
In excess of net investment income
   Institutional Class                                                  (16)              0
----------------------------------------------------   -------------------------------------
   Administrative Class                                                   0               0
----------------------------------------------------   -------------------------------------
From net realized capital gains
   Institutional Class                                                    0          (2,136)
----------------------------------------------------   -------------------------------------
   Administrative Class                                                   0               0
----------------------------------------------------   -------------------------------------
In excess of net realized capital gains
   Institutional Class                                                    0          (1,658)
----------------------------------------------------   -------------------------------------
   Administrative Class                                                   0               0
----------------------------------------------------   -------------------------------------

   Total Distributions                                               (3,703)         (9,572)
====================================================   =====================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                               23,137          54,351
----------------------------------------------------   -------------------------------------
   Administrative Class                                                  25               0
----------------------------------------------------   -------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                2,930           8,928
----------------------------------------------------   -------------------------------------
   Administrative Class                                                   0               0
----------------------------------------------------   -------------------------------------
Cost of shares redeemed
   Institutional Class                                               (5,614)         (6,621)
----------------------------------------------------   -------------------------------------
   Administrative Class                                                   0               0
----------------------------------------------------   -------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                                20,478          56,658
----------------------------------------------------   -------------------------------------

Total Increase (Decrease) in Net Assets                              27,013          57,357
====================================================   =====================================

Net Assets

Beginning of period                                                 133,833          76,476
----------------------------------------------------   -------------------------------------
End of period *                                         $           160,846  $      133,833
----------------------------------------------------   -------------------------------------

*Including net undistributed (overdistributed)
investment income of:                                   $               (16) $          (16)
----------------------------------------------------   -------------------------------------

See Notes to Financial Statements


$ in thousands
                                         ---------------------------------------------------------------------------------
                                                             High Yield Fund                      Money Market Fund
                                         ---------------------------------------------------------------------------------

                                            Six Months Ended            Year Ended    Six Months Ended  Five Months Ended
Increase (Decrease) in Net Assets from:   September 30, 1996        March 31, 1996  September 30, 1996     March 31, 1996
                                                 (unaudited)                               (unaudited)

Net investment income                          $      29,849         $      42,773         $       774         $      391
---------------------------------------------  ------------------------------------------  -------------------------------
Realized gain (loss)                                   3,979                 9,316                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                       7,810                11,935                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                     0                   (22)                  0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign
   currencies                                              0                     0                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
Net increase resulting from operations                41,638                64,002                 774                391
=============================================  ==========================================  ===============================

Distributions to Shareholders

From net investment income
   Institutional Class                               (29,747)              (42,753)               (774)              (365)
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                                 (109)                  (25)                  0                (26)
---------------------------------------------  ------------------------------------------  -------------------------------
In excess of net investment income
   Institutional Class                                     0                     0                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                                    0                     0                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
From net realized capital gains
   Institutional Class                                     0                (2,427)                  0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                                    0                     0                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
In excess of net realized capital gains
   Institutional Class                                     0                     0                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                                    0                     0                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------

   Total Distributions                               (29,856)              (45,205)               (774)              (391)
=============================================  ==========================================  ===============================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                               243,608               294,885              26,010             23,183
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                                6,888                   998                   4                  4
---------------------------------------------  ------------------------------------------  -------------------------------
Issued as reinvestment of distributions
   Institutional Class                                28,742                43,030                 726                388
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                                   72                    25                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
Cost of shares redeemed
   Institutional Class                               (66,883)             (156,050)            (24,370)            (5,377)
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                               (4,978)                  (46)                 (3)                (4)
---------------------------------------------  ------------------------------------------  -------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                207,449               182,842               2,367             18,194
---------------------------------------------  ------------------------------------------  -------------------------------

Total Increase (Decrease) in Net Assets              219,231               201,639               2,367             18,194
=============================================  ==========================================  ===============================

Net Assets

Beginning of period                                  537,990              336,351               25,945              7,751
---------------------------------------------  ------------------------------------------  -------------------------------
End of period *                                $     757,221        $     537,990          $    28,312       $     25,945
---------------------------------------------  ------------------------------------------  -------------------------------

*Including net undistributed (overdistributed)
investment income of:                          $       3,597        $       3,604          $         0       $          0
---------------------------------------------  ------------------------------------------  -------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (Cont.)

$ in thousands
                                         ---------------------------------------------------------------------------------
                                                              StocksPLUS                             Strategic
                                                                  Fund                              Balanced Fund
                                         ---------------------------------------------------------------------------------

                                                Six Months Ended              Year Ended     Period from June 28, 1996
Increase (Decrease) in Net Assets from:       September 30, 1996          March 31, 1996         to September 30, 1996
                                                     (unaudited)                                           (unaudited)


Net investment income                            $         8,200        $         11,933              $            199
---------------------------------------------  -------------------------------------------------  ---------------------
Realized gain (loss)                                         707                   9,202                          (101)
---------------------------------------------  -------------------------------------------------  ---------------------
Net change in unrealized appreciation
   (depreciation) on investments                             566                      28                            79
---------------------------------------------  -------------------------------------------------  ---------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                     3,484                   (766)                           172
---------------------------------------------  -------------------------------------------------  ---------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign
   currencies                                                (51)                     0                              0
---------------------------------------------  -------------------------------------------------  ---------------------
Net increase resulting from operations                    12,906                 20,397                            349
=============================================  =================================================  =====================

Distributions to Shareholders

From net investment income
   Institutional Class                                    (6,253)                (8,982)                             0
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
In excess of net investment income
   Institutional Class                                         0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
From net realized capital gains
   Institutional Class                                         0                 (9,224)                             0
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
In excess of net realized capital gains
   Institutional Class                                         0                   (251)                             0
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------

   Total Distributions                                    (6,253)               (18,457)                             0
=============================================  ================================================  ======================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                    31,936                114,561                         10,029
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
Issued as reinvestment of distributions
   Institutional Class                                     5,586                 17,428                              0
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
Cost of shares redeemed
   Institutional Class                                   (14,744)               (28,558)                             0
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
Net increase (decrease) resulting from Fund
   share transactions                                     22,778                103,431                         10,029
---------------------------------------------  ------------------------------------------------  ----------------------

Total Increase (Decrease) in Net Assets                   29,431                105,371                         10,378
=============================================  ================================================  =====================

Net Assets

Beginning of period                                      151,869                 46,498                              0
---------------------------------------------  ------------------------------------------------  ----------------------
End of period *                                         $181,300               $151,869                 $       10,378
---------------------------------------------  ------------------------------------------------  ----------------------

*Including net undistributed (overdistributed)
investment income of:                                   $   3,709                $1,762                $           199
---------------------------------------------  ------------------------------------------------  ----------------------

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

                               -----------------------------------------------------------------------------------------------
Selected Per Share Data                                  Net Realized/
for the Year or Period Ended:   Net Asset                 Unrealized   Total Income   Dividends   Dividends in   Distributions
                                  Value          Net         Gain          from       from Net    Excess of Net    from Net
                               Beginning of  Investment   (Loss) on     Investment   Investment    Investment      Realized
                                  Period       Income    Investments    Operations     Income        Income      Capital Gains
                               -----------------------------------------------------------------------------------------------
Total Return Fund
Institutional Class
09/30/96 (a)                   $   10.29     $   0.34    $    0.00     $    0.34     $  (0.32)    $   (0.02)      $   0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/96                           10.02         0.81         0.29          1.10        (0.61)        (0.10)         (0.12)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/95                           10.25         0.64        (0.24)         0.40        (0.56)        (0.05)          0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/94                           10.91         0.68        (0.16)         0.52        (0.71)        (0.15)         (0.30)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/93                           10.46         0.76         0.76          1.52        (0.76)         0.00          (0.31)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/92                           10.15         0.86         0.60          1.46        (0.86)         0.00          (0.29)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

Administrative Class
09/30/96 (a)                       10.29         0.33         0.00          0.33        (0.31)        (0.02)          0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/96                           10.01         0.80         0.29          1.09        (0.60)        (0.09)         (0.12)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
09/07/94 - 03/31/95                10.00         0.31         0.06          0.37        (0.32)        (0.03)          0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

Total Return Fund II
Institutional Class
09/30/96 (a)                   $    9.89     $   0.31    $   (0.04)    $    0.27     $  (0.30)    $   (0.01)      $   0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
11/01/95 - 03/31/96                10.21         0.25        (0.17)         0.08        (0.26)         0.00          (0.09)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
10/31/95 (b)                        9.39         0.69         0.76          1.45        (0.62)         0.00          (0.01)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
10/31/94 (b)                       10.38         0.51        (0.88)        (0.37)       (0.51)         0.00          (0.05)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
10/31/93 (b)                        9.99         0.61         0.74          1.35        (0.61)         0.00          (0.35)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
12/30/91 - 10/31/92 (b)            10.00         0.49         0.23          0.72        (0.49)         0.00          (0.24)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

Administrative Class
09/30/96 (a)                        9.89         0.30        (0.04)         0.26        (0.30)         0.00           0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
11/01/95 - 03/31/96                10.22         0.24        (0.17)         0.07        (0.26)         0.00          (0.09)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
11/30/94 - 10/31/95 (b)             9.34         0.56         0.88          1.44        (0.55)         0.00          (0.01)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

Total Return Fund III
09/30/96 (a)                   $    9.13     $   0.29    $    0.03     $    0.32     $  (0.26)    $   (0.02)      $   0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/96                            8.99         0.72         0.17          0.89        (0.54)        (0.09)         (0.12)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/95                            9.18         0.59        (0.16)         0.43        (0.52)        (0.02)          0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/94                            9.81         0.59        (0.03)         0.56        (0.66)        (0.12)         (0.20)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/93                           10.31         0.64         0.75          1.39        (0.64)         0.00          (1.25)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
05/01/91 - 03/31/92                10.00         0.63         0.58          1.21        (0.63)         0.00          (0.27)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

Low Duration Fund
Institutional Class
09/30/96 (a)                   $    9.95     $   0.33    $    0.01     $    0.34     $ (0.31)     $   (0.02)      $   0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/96                            9.76         0.66         0.21          0.87        (0.68)         0.00           0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/95                           10.04         0.65        (0.30)         0.35        (0.54)         0.00           0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/94                           10.30         0.62        (0.16)         0.46        (0.64)        (0.03)         (0.05)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/93                           10.20         0.75         0.22          0.97        (0.74)         0.00          (0.13)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/92                           10.02         0.83         0.25          1.08        (0.82)         0.00          (0.08)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

Administrative Class
09/30/96 (a)                        9.95         0.31         0.01          0.32       (0.30)         (0.01)          0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/96                            9.76         0.63         0.21          0.84        (0.65)         0.00           0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
12/31/94 - 03/31/95                 9.67         0.18         0.07          0.25        (0.14)         0.00           0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

+ Annualized
(a) Unaudited
(b) Audited by other independent accountants.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Per Share Data
for the Year or Period Ended:

                          ----------------------------------------------------------------------------------------------------
                                                                                                            Ratio
                                                                                                           of Net
                       Distributions                                                          Ratio of   Investment
                         in Excess     Tax                     Net                  Net       Expenses     Income
                          of Net      Basis                   Asset               Assets         to          to
                         Realized     Return                  Value                 End        Average     Average   Portfolio
                          Capital       of        Total       End of   Total     of Period       Net         Net     Turnover
                           Gains     Capital  Distributions   Period   Return     (000's)      Assets      Assets      Rate
                          ----------------------------------------------------------------------------------------------------
Total Return Fund
Institutional Class
09/30/96 (a)              $   0.00   $   0.00   $  (0.34)  $   10.29     3.41%  $11,373,400     0.43%+     6.72%+     89.71%
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/96                      0.00       0.00      (0.83)      10.29    11.14    10,247,605     0.42       6.85      221.13
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/95                      0.00      (0.02)     (0.63)      10.02     4.22     7,239,735     0.41       6.72       98.48
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/94                     (0.02)      0.00      (1.18)      10.25     4.55     5,008,160     0.41       6.27      176.74
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/93                      0.00       0.00      (1.07)      10.91    15.29     3,155,441     0.43       7.07       89.95
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/92                      0.00       0.00      (1.15)      10.46    14.90     1,813,935     0.46       8.18      110.46
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------

Administrative Class
09/30/96 (a)                  0.00       0.00      (0.33)      10.29     3.28       135,539     0.68 +     6.64 +     89.71
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/96                      0.00       0.00      (0.81)      10.29    10.99       104,618     0.68       6.64      221.13
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
09/07/94 - 03/31/95           0.00      (0.01)     (0.36)      10.01     3.76         9,037     0.66 +     6.54 +     98.48
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------

Total Return Fund II
Institutional Class
09/30/96 (a)              $   0.00   $   0.00   $  (0.31)  $    9.85     2.86%  $   442,834     0.50%+     6.43%+    151.18%
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
11/01/95 - 03/31/96          (0.05)      0.00      (0.40)       9.89     0.78       455,583     0.51 +     6.36 +     73.18
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
10/31/95 (b)                  0.00       0.00      (0.63)      10.21    15.96       442,091     0.50       6.47       41.05
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
10/31/94 (b)                  0.00      (0.06)     (0.62)       9.39    (3.58)      357,900     0.50       5.22       99.46
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
10/31/93 (b)                  0.00       0.00      (0.96)      10.38    13.79       371,260     0.50       5.38       49.71
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
12/30/91 - 10/31/92 (b)       0.00       0.00      (0.73)       9.99     7.52       287,113     0.50 +     5.83 +    133.61
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------

Administrative Class
09/30/96 (a)                  0.00       0.00      (0.30)       9.85     2.73         4,465     0.75 +     6.15 +    151.18
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
11/01/95 - 03/31/96          (0.05)      0.00      (0.40)       9.89     0.57         3,320     0.76 +     6.06 +     73.18
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
11/30/94 - 10/31/95 (b)       0.00       0.00      (0.56)      10.22    15.92         3,163     0.76 +     6.22 +     40.91
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------

Total Return Fund III
09/30/96 (a)              $   0.00   $   0.00   $  (0.28)  $    9.17     3.63%  $   158,505     0.50%+     6.28%+     74.95%
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/96                      0.00       0.00      (0.75)       9.13    10.06       142,223     0.50       6.82      176.97
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/95                      0.00      (0.08)     (0.62)       8.99     4.92        99,497     0.50       6.95      145.98
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/94                     (0.21)      0.00      (1.19)       9.18     5.64        97,522     0.50       6.00       95.21
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/93                      0.00       0.00      (1.89)       9.81    14.47        65,349     0.51       6.06      161.38
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
05/01/91 - 03/31/92           0.00       0.00      (0.90)      10.31    13.61 +      47,908     0.60 +     6.75 +    521.14
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------

Low Duration Fund
Institutional Class
09/30/96 (a)              $   0.00   $   0.00   $  (0.33)  $    9.96     3.46%  $ 2,685,682     0.43%+     6.60%+    114.52%
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/96                      0.00       0.00      (0.68)       9.95     9.13     2,677,574     0.42       6.88      208.79
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/95                      0.00      (0.09)     (0.63)       9.76     3.60     2,332,032     0.41       6.46       77.14
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/94                      0.00       0.00      (0.72)      10.04     4.56     2,298,255     0.43       6.05       42.69
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/93                      0.00       0.00      (0.87)      10.30     9.91     1,403,594     0.45       7.21       67.51
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/92                      0.00       0.00      (0.90)      10.20    11.30       906,650     0.50       8.08       37.21
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------

Administrative Class
09/30/96 (a)                  0.00       0.00      (0.31)       9.96     3.33         3,935     0.68 +     6.40 +    114.52
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/96                      0.00       0.00      (0.65)       9.95     8.83         2,536     0.69       6.73      208.79
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
12/31/94 - 03/31/95           0.00      (0.02)     (0.16)       9.76     2.53           771     0.66 +     6.93 +     77.14
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------


+   Annualized
(a) Unaudited
(b) Audited by other independent accountants.

See Notes to Financial Statements

Selected Per Share Data             ---------     ----------  ------------- ------------   ----------   ------------   -------------
for the Year or Period Ended:                                 Net Realized/
                                    Net Asset                  Unrealized   Total Income   Dividends    Dividends in   Distributions
                                     Value            Net         Gain         from         from Net    Excess of Net    from Net
                                    Beginning     Investment   (Loss) on     Investment    Investment    Investment      Realized
                                    of Period       Income    Investments    Operations      Income        Income      Capital Gains
                                    ---------     ----------  -----------   ------------   ----------   -------------  -------------
Low Duration Fund II
09/30/96 (a)                        $   9.82      $   0.32    $   (0.02)      $   0.30     $  (0.26)     $   (0.06)     $   0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/96                                9.77          0.66         0.04           0.70        (0.60)         (0.03)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/95                                9.94          0.62        (0.16)          0.46        (0.58)         (0.03)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/94                               10.25          0.60        (0.28)          0.32        (0.58)          0.00         (0.05)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/93                               10.04          0.63         0.25           0.88        (0.64)          0.00         (0.03)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
11/01/91 - 03/31/92                    10.00          0.28         0.03           0.31        (0.27)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

Short-Term Fund
Institutional Class
09/30/96 (a)                        $   9.92      $   0.30    $    0.05       $   0.35     $  (0.29)     $   (0.01)     $   0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/96                                9.79          0.69         0.12           0.81        (0.65)         (0.03)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/95                                9.92          0.56        (0.13)          0.43        (0.55)         (0.01)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/94                               10.03          0.48        (0.12)          0.36        (0.47)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/93                               10.01          0.37         0.02           0.39        (0.37)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/92                               10.02          0.55         0.00           0.55        (0.55)          0.00         (0.01)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

Administrative Class
09/30/96 (a)                            9.92          0.29         0.05           0.34        (0.28)         (0.01)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
02/01/96 - 03/31/96                     9.98          0.11        (0.07)          0.04        (0.10)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

Long-Term U.S. Government Fund
09/30/96 (a)                        $   9.96      $   0.38    $   (0.23)      $   0.15     $  (0.35)     $    0.00      $   0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/96                                9.85          0.83         0.66           1.49        (0.68)         (0.04)        (0.50)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/95                                9.96          0.60        (0.09)          0.51        (0.60)         (0.02)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/94                               11.36          0.62        (0.06)          0.56        (1.05)         (0.04)        (0.70)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/93                               10.82          0.70         1.66           2.36        (0.70)          0.00         (1.12)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
07/01/91 - 03/31/92                    10.00          0.64         0.85           1.49        (0.64)          0.00         (0.03)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

Foreign Fund
09/30/96 (a)                        $  10.50      $   0.26    $    0.84       $   1.10     $  (0.22)     $    0.00      $   0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/96                                9.38          0.96         1.03           1.99        (0.34)         (0.25)        (0.25)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/95                               10.18          0.38        (0.57)         (0.19)        0.00           0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/94                               10.34          0.55         0.27           0.82        (0.55)          0.00         (0.06)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
12/03/92 - 03/31/93                    10.00          0.16         0.34           0.50        (0.16)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

Global Fund
Institutional Class
09/30/96 (a)                        $  10.05      $   0.25    $    0.43       $   0.68     $  (0.25)     $    0.00      $   0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/96                                9.87          0.45         0.72           1.17        (0.61)          0.00         (0.21)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/95                                9.85          0.69        (0.14)          0.55        (0.29)         (0.24)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
11/23/93 - 03/31/94                    10.00          0.16        (0.15)          0.01        (0.16)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

Administrative Class
08/01/96 - 09/30/96 (a)                10.28          0.08         0.20           0.28        (0.08)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

+ Annualized
(a) Unaudited

See Notes to Financial Statements

Selected Per Share Data
for the Year or Period Ended:

                                   -------------------------------------------------------------------------------------------------
                                                                                                                   Ratio
                                 Distributions                                                                    of Net
                                   in Excess   Tax                    Net                 Net        Ratio of    Investment
                                    of Net    Basis                  Asset              Assets      Expenses to  Income to
                                   Realized  Return                  Value              End of        Average     Average   Porfolio
                                    Capital    of         Total      End of  Total      Period          Net         Net     Turnover
                                     Gains   Capital  Distributions  Period  Return     (000's)       Assets       Assets     Rate
                                   -------------------------------------------------------------------------------------------------
Low Duration Fund II
09/30/96 (a)                        $0.00     $0.00     $(0.32)     $9.80     3.09%     $256,720      0.50%+      6.42%+     147.94%
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/96                             0.00     (0.02)     (0.65)      9.82     7.30       253,299      0.48        6.61       225.02
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/95                             0.00     (0.02)     (0.63)      9.77     4.80       170,866      0.47        6.35       102.43
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/94                             0.00      0.00      (0.63)      9.94     3.15       141,411      0.50        5.73        53.78
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/93                             0.00      0.00      (0.67)     10.25     8.95       101,025      0.50        6.16        95.33
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
11/01/91 - 03/31/92                  0.00      0.00      (0.27)     10.04     7.72 +      31,027      0.51 +      6.80 +      12.57
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

Short-Term Fund
Institutional Class
09/30/96 (a)                        $0.00     $0.00     $(0.30)    $ 9.97     3.63%     $128,198      0.45%+      6.28%+      56.87%
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/96                             0.00      0.00      (0.68)      9.92     8.49       101,797      0.58        6.86       214.78
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/95                             0.00      0.00      (0.56)      9.79     4.46        90,114      0.50        5.67        79.30
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/94                             0.00      0.00      (0.47)      9.92     3.66        73,176      0.50        4.87        45.81
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/93                             0.00      0.00      (0.37)     10.03     3.94        46,905      0.50        3.67        54.50
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/92                             0.00      0.00      (0.56)     10.01     5.66        44,172      0.50        5.52        94.62
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

Administrative Class
09/30/96 (a)                         0.00      0.00      (0.29)      9.97     3.50         2,361      0.70 +      6.08 +      56.87
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
02/01/96 - 03/31/96                  0.00      0.00      (0.10)      9.92     0.41         3,999      0.52 +      4.44 +     214.78
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

Long-Term U.S. Government Fund
09/30/96 (a)                        $0.00     $0.00     $(0.35)     $9.76     1.61%     $ 21,860      0.50%+      7.43%+     152.18%
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/96                            (0.16)     0.00      (1.38)      9.96    14.83        32,511      0.56        6.80       238.32
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/95                             0.00      0.00      (0.62)      9.85     5.50        32,349      0.50        6.62        88.92
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/94                            (0.17)     0.00      (1.96)      9.96     4.13        25,978      0.50        5.37        97.67
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/93                             0.00      0.00      (1.82)     11.36    23.42       22,946       0.50        6.16       320.08
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
07/01/91 - 03/31/92                  0.00      0.00      (0.67)     10.82    20.57 +      15,900      0.50 +      7.91 +     427.81
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

Foreign Fund
09/30/96 (a)                        $0.00     $0.00     $(0.22)    $11.38    10.59%     $214,911      0.48%+      4.00%+     518.75%
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/96                            (0.03)     0.00      (0.87)     10.50    21.80       258,493      0.52        5.83     1,233.71
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/95                             0.00     (0.61)     (0.61)      9.38    (1.85)      232,700      0.47        6.44       299.45
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/94                            (0.37)     0.00      (0.98)     10.18     7.79       498,521      0.54        5.12       260.34
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
12/03/92 - 03/31/93                  0.00      0.00      (0.16)     10.34    16.23 +     178,895      0.65 +      4.97 +     122.55
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

Global Fund
Institutional Class
09/30/96 (a)                        $0.00     $0.00     $(0.25)    $10.48     6.91%     $160,821      0.55%+      4.99%+     453.28%
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/96                            (0.17)     0.00      (0.99)     10.05    12.04       133,833      0.58        5.88     1,082.91
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/95                             0.00      0.00      (0.53)      9.87    10.35        76,476      0.64        5.59       461.48
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
11/23/93 - 03/31/94                  0.00      0.00      (0.16)      9.85     0.08        40,485      0.50 +      4.55 +     132.41
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

Administrative Class
08/01/96 - 09/30/96 (a)              0.00      0.00      (0.08)     10.48     3.22            25      0.80 +      1.02 +     453.28
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

+   Annualized
(a) Unaudited

See Notes to Financial Statements

                               --------------------------------------------------------------------------------------------------
Selected Per Share Data                                  Net Realized/
for the Year or Period Ended:   Net Asset                   Unrealized   Total Income   Dividends    Dividends in  Distributions
                                  Value          Net           Gain         from        from Net     Excess of Net   from Net
                               Beginning of  Investment     (Loss) on    Investment    Investment     Investment     Realized
                                  Period       Income      Investments   Operations      Income         Income     Capital Gains
                               --------------------------------------------------------------------------------------------------
High Yield Fund
Institutional Class
09/30/96 (a)                   $   10.94     $    0.46     $    0.19     $    0.65     $   (0.48)    $    0.00     $     0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/31/96                           10.42          1.04          0.54          1.58         (1.01)         0.00          (0.05)
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/31/95                           10.52          0.99         (0.12)         0.87         (0.93)        (0.02)          0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/31/94                           10.41          0.90          0.18          1.08         (0.90)         0.00          (0.07)
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
12/16/92 - 03/31/93                10.00          0.24          0.41          0.65         (0.24)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

Administrative Class
09/30/96 (a)                       10.94          0.45          0.19          0.64         (0.47)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/31/96                           10.41          1.02(c)       0.54(c)       1.56         (0.98)         0.00          (0.05)
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
01/16/95 - 03/31/95                10.14          0.23          0.25          0.48         (0.21)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

Money Market Fund
Institutional Class
09/30/96 (a)                   $    1.00     $    0.03     $    0.00     $    0.03     $   (0.03)    $    0.00     $     0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
11/01/95 - 03/31/96                 1.00          0.02          0.00          0.02         (0.02)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
10/31/95 (b)                        1.00          0.06          0.00          0.06         (0.06)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
10/31/94 (b)                        1.00          0.03          0.00          0.03         (0.03)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
10/31/93 (b)                        1.00          0.03          0.00          0.03         (0.03)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
10/31/92 (b)                        1.00          0.04          0.00          0.04         (0.04)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/01/91 - 10/31/91 (b)             1.00          0.04          0.00          0.04         (0.04)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

Administrative Class
09/30/96 (a)                        1.00          0.02          0.00          0.02         (0.02)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
11/01/95 - 03/31/96                 1.00          0.02          0.00          0.02         (0.02)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
01/24/95 - 10/31/95 (b)             1.00          0.05          0.00          0.05         (0.05)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

StocksPLUS Fund
09/30/96 (a)                   $   11.16     $    0.53     $    0.33     $    0.86     $   (0.42)    $    0.00     $     0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/31/96                           10.48          0.91          2.48          3.39         (1.05)         0.00          (1.62)
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/31/95                            9.52          1.03          0.69          1.72         (0.76)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
05/14/93 - 03/31/94                10.00          0.34          0.10          0.44         (0.34)        (0.01)         (0.10)
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

Strategic Balanced Fund
06/28/96 - 09/30/96 (a)        $   10.00     $    0.20     $    0.15     $    0.35     $    0.00     $    0.00     $     0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

+ Annualized
(a) Unaudited
(b) Audited by other independent accountants.
(c) Per share amounts based on average number of shares outstanding during the period.

See Notes to Financial Statements

                                                     --------------------------------------------------------------------------
Selected Per Share Data                              Distributions
for the Year or Period Ended:                        in Excess of      Tax Basis                     Net Asset
                                                     Net Realized      Return of       Total         Value End
                                                     Capital Gains      Capital     Distributions    of Period     Total Return
                                                     --------------------------------------------------------------------------
High Yield Fund
Institutional Class
09/30/96 (a)                                         $     0.00        $     0.00   $     (0.48)     $     11.11          6.17%
--------------------------------------------------   --------------------------------------------------------------------------
03/31/96                                                   0.00              0.00         (1.06)           10.94         15.70
--------------------------------------------------   --------------------------------------------------------------------------
03/31/95                                                  (0.02)             0.00         (0.97)           10.42          8.81
--------------------------------------------------   --------------------------------------------------------------------------
03/31/94                                                   0.00              0.00         (0.97)           10.52         10.65
--------------------------------------------------   --------------------------------------------------------------------------
12/16/92 - 03/31/93                                        0.00              0.00         (0.24)           10.41         24.43+
--------------------------------------------------   --------------------------------------------------------------------------

Administrative Class
09/30/96 (a)                                               0.00              0.00         (0.47)           11.11          6.04
--------------------------------------------------   --------------------------------------------------------------------------
03/31/96                                                   0.00              0.00         (1.03)           10.94         15.54
--------------------------------------------------   --------------------------------------------------------------------------
01/16/95 - 03/31/95                                        0.00              0.00         (0.21)           10.41          4.66
--------------------------------------------------   --------------------------------------------------------------------------

Money Market Fund
Institutional Class
09/30/96 (a)                                         $     0.00        $     0.00   $     (0.03)     $     1.00           2.61%
--------------------------------------------------   --------------------------------------------------------------------------
11/01/95 - 03/31/96                                        0.00              0.00         (0.02)           1.00           2.58
--------------------------------------------------   --------------------------------------------------------------------------
10/31/95 (b)                                               0.00              0.00         (0.06)           1.00           5.67
--------------------------------------------------   --------------------------------------------------------------------------
10/31/94 (b)                                               0.00              0.00         (0.03)           1.00           3.53
--------------------------------------------------   --------------------------------------------------------------------------
10/31/93 (b)                                               0.00              0.00         (0.03)           1.00           2.83
--------------------------------------------------   --------------------------------------------------------------------------
10/31/92 (b)                                               0.00              0.00         (0.04)           1.00           3.85
--------------------------------------------------   --------------------------------------------------------------------------
03/01/91 - 10/31/91 (b)                                    0.00              0.00         (0.04)           1.00           3.78
--------------------------------------------------   --------------------------------------------------------------------------

Administrative Class
09/30/96 (a)                                               0.00              0.00         (0.02)           1.00           2.49
--------------------------------------------------   --------------------------------------------------------------------------
11/01/95 - 03/31/96                                        0.00              0.00         (0.02)           1.00           2.47
--------------------------------------------------   --------------------------------------------------------------------------
01/24/95 - 10/31/95 (b)                                    0.00              0.00         (0.05)           1.00           4.21
--------------------------------------------------   --------------------------------------------------------------------------

StocksPLUS Fund
09/30/96 (a)                                         $     0.00        $     0.00   $     (0.42)     $     11.60          7.78%
--------------------------------------------------   --------------------------------------------------------------------------
03/31/96                                                  (0.04)             0.00         (2.71)           11.16         34.07
--------------------------------------------------   --------------------------------------------------------------------------
03/31/95                                                   0.00              0.00         (0.76)           10.48         18.64
--------------------------------------------------   --------------------------------------------------------------------------
05/14/93 - 03/31/94                                       (0.47)             0.00         (0.92)            9.52          1.55
--------------------------------------------------   --------------------------------------------------------------------------

Strategic Balanced Fund
06/28/96 - 09/30/96 (a)                              $     0.00        $     0.00   $      0.00      $     10.35          3.50%
--------------------------------------------------   --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------
Selected Per Share Data                                                                  Ratio of Net
for the Year or Period Ended:                                             Ratio of        Investment
                                                      Net Assets         Expenses to      Income to       Portfolio
                                                     End of Period       Average Net     Average Net      Turnover
                                                       (000's)             Assets          Assets           Rate
                                                     --------------------------------------------------------------------------
High Yield Fund
Institutional Class
09/30/96 (a)                                         $  754,183              0.50%+        9.00%+          28.20%
--------------------------------------------------   --------------------------------------------------------------------------
03/31/96                                                536,983              0.47          9.28            65.79
--------------------------------------------------   --------------------------------------------------------------------------
03/31/95                                                336,310              0.48          9.37            77.60
--------------------------------------------------   --------------------------------------------------------------------------
03/31/94                                                219,976              0.50          8.40           112.40
--------------------------------------------------   --------------------------------------------------------------------------
12/16/92 - 03/31/93                                      24,069              0.50+         8.24+           29.74
--------------------------------------------------   --------------------------------------------------------------------------

Administrative Class
09/30/96 (a)                                              3,038              0.75+         8.56+           28.20
--------------------------------------------------   --------------------------------------------------------------------------
03/31/96                                                  1,007              0.80          9.16            65.79
--------------------------------------------------   --------------------------------------------------------------------------
01/16/95 - 03/31/95                                          41              0.73+        10.12+           77.60
--------------------------------------------------   --------------------------------------------------------------------------

Money Market Fund
Institutional Class
09/30/96 (a)                                         $   28,300              0.35%+        5.15%+           N/A
--------------------------------------------------   --------------------------------------------------------------------------
11/01/95 - 03/31/96                                      25,935              0.33+         5.44+            N/A
--------------------------------------------------   --------------------------------------------------------------------------
10/31/95 (b)                                              7,741              0.40          5.53             N/A
--------------------------------------------------   --------------------------------------------------------------------------
10/31/94 (b)                                              7,454              0.40          3.52             N/A
--------------------------------------------------   --------------------------------------------------------------------------
10/31/93 (b)                                              5,836              0.40          2.78             N/A
--------------------------------------------------   --------------------------------------------------------------------------
10/31/92 (b)                                              7,817              0.40          4.02             N/A
--------------------------------------------------   --------------------------------------------------------------------------
03/01/91 - 10/31/91 (b)                                  45,406              0.53+          5.2             N/A
--------------------------------------------------   --------------------------------------------------------------------------

Administrative Class
09/30/96 (a)                                                 12              0.60+         5.00+            N/A
--------------------------------------------------   --------------------------------------------------------------------------
11/01/95 - 03/31/96                                          10              0.61+         5.95+            N/A
--------------------------------------------------   --------------------------------------------------------------------------
01/24/95 - 10/31/95 (b)                                      10              0.68+         5.94+            N/A
--------------------------------------------------   --------------------------------------------------------------------------

StocksPLUS Fund
09/30/96 (a)                                         $  181,300              0.65%+        9.89%+          27.29%
--------------------------------------------------   --------------------------------------------------------------------------
03/31/96                                                151,869              0.70         15.23           101.67
--------------------------------------------------   --------------------------------------------------------------------------
03/31/95                                                 46,498              0.50         11.89           176.98
--------------------------------------------------   --------------------------------------------------------------------------
05/14/93 - 03/31/94                                      14,330              0.50+         4.00+           33.29
--------------------------------------------------   --------------------------------------------------------------------------

Strategic Balanced Fund
06/28/96 - 09/30/96 (a)                              $   10,378              0.64%+        7.73%+          36.75%
--------------------------------------------------   --------------------------------------------------------------------------

+ Annualized
(a) Unaudited
(b) Audited by other independent accountants.
(c) Per share amounts based on average number of shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
Total Return Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes - 17.6%
--------------------------------------------------------------------------------
Banking and Finance - 8.0%

ABN AMRO Bank N.V.
   7.750% due 05/15/23                              $      200   $      201
Ahmanson (H.F.) & Co.
   6.000% due 03/27/97                                  25,000       25,015
Associates Corp. of North America
   6.875% due 01/15/97                                   1,000        1,003
   9.700% due 05/01/97                                     450          460
   6.125% due 02/01/98                                   1,475        1,474
   8.800% due 08/01/98                                     600          625
   6.250% due 03/15/99                                     700          697
   7.500% due 05/15/99                                     700          716
   6.750% due 10/15/99                                      90           90
AT&T Capital Corp.
   6.990% due 10/04/96                                   5,000        5,004
   5.940% due 04/18/97                                  50,000       50,035
   6.690% due 05/09/97                                  25,000       25,136
   7.350% due 03/02/98                                   6,000        6,090
Avco Financial Services
   7.375% due 08/15/01                                     300          306
Bancomer
   8.000% due 07/07/98                                   7,000        6,965
Banesto
   8.250% due 07/28/02                                  28,900       30,235
BankAmerica Corp.
   7.500% due 10/15/02                                   1,000        1,024
Bankers Trust
   7.250% due 11/01/96                                   1,050        1,051
   8.000% due 03/15/97                                     250          252
   8.625% due 04/01/18                                     214          219
Banponce Corp.
   8.170% due 12/09/96                                  25,000       25,098
   5.938% due 03/19/97 (d)                              25,000       25,027
   8.040% due 11/24/97                                   9,000        9,179
Barclays American Corp.
   9.125% due 12/01/97                                     350          361
Beneficial Corp.
   8.930% due 12/16/96                                     500          504
   6.210% due 09/11/97                                     145          145
   9.600% due 10/16/98                                     250          264
Canadian Pacific Securities Ltd.
   9.450% due 08/01/21                                   2,750        3,133
Capital One Bank
   8.330% due 02/10/97                                   1,020        1,029
Chemical Banking Corp.
   6.125% due 11/01/08                                     400          358
Chrysler Financial Corp.
   8.125% due 12/15/96                                  13,000       13,063
   5.080% due 01/24/97                                   5,000        4,995
   8.070% due 01/30/97                                   4,000        4,033
   8.100% due 02/03/97                                  31,900       32,173
   7.110% due 03/21/97                                   2,500        2,517
   8.420% due 02/01/99                                     695          722
   8.460% due 01/19/00                                     700          735
Citicorp
   8.750% due 11/01/96                                   5,000        5,011
   5.513% due 01/30/98 (d)                               7,000        6,990
   8.750% due 02/15/98                                   9,000        9,293
   5.688% due 05/29/98 (d)                              21,600       21,570
Coleman Holdings
   0.000% due 05/27/98 (h)                               7,349        6,339
Commercial Credit
   6.000% due 06/15/00                                     300          293
Den Danske Bank
   6.850% due 06/23/00 (d)                               4,500        4,531
First Chicago Corp.
   8.200% due 11/15/96                                   5,000        5,014
First Interstate Bancorp
  12.750% due 05/01/97                                   1,250        1,298
   5.881% due 06/25/97 (d)                               5,000        5,009
   8.875% due 01/01/09                                     374          384
First Security Bank
   7.450% due 11/15/96                                  34,000       34,088
Ford Motor Credit Corp.
   7.875% due 01/15/97                                   1,000        1,006
   9.350% due 05/14/97                                   1,000        1,021
   8.000% due 12/01/97                                     260          265
   7.240% due 04/01/98                                  11,000       11,144
   6.170% due 11/09/98 (d)                              17,080       17,053
   8.375% due 01/15/00                                     150          157
   7.020% due 10/10/00                                  70,000       70,372
General American Capital Corp.
   6.745% due 07/01/18 (d)                              10,076        9,966
General Electric Capital Corp.
   8.300% due 09/20/09                                     150          165
General Motors Acceptance Corp.
   6.226% due 10/15/96 (d)                              36,000       36,090
   7.875% due 11/05/96                                     250          250
   8.000% due 12/05/96                                  15,000       15,074
   7.750% due 12/10/96                                   1,000        1,005
   7.650% due 12/17/96                                     275          276
   7.750% due 01/24/97                                   5,400        5,440
   7.700% due 01/24/97                                  14,225       14,327
   7.750% due 01/28/97                                   4,250        4,282
   7.375% due 02/27/97                                   2,000        2,012
   7.875% due 02/27/97                                   2,000        2,019
   7.625% due 02/28/97                                   5,000        5,034
   7.875% due 03/04/97                                     250          256
   7.250% due 03/14/97                                  15,000       15,110
   7.750% due 04/15/97                                   8,150        8,230
   6.700% due 04/15/97                                  26,100       26,239
   8.375% due 05/01/97                                   1,350        1,369
   7.750% due 05/12/97                                   2,000        2,022
   7.250% due 05/19/97                                   7,500        7,569
   7.125% due 05/23/97                                   1,000        1,008
   6.125% due 06/09/97                                   8,000        8,017
   6.000% due 06/16/97                                   1,000        1,001
   7.100% due 07/01/97                                   1,700        1,714
   6.400% due 07/30/97                                   1,000        1,004
   6.300% due 09/10/97                                   1,000        1,002
   6.000% due 10/10/97                                  23,000       22,982
   7.850% due 11/17/97                                  13,000       13,242
   7.375% due 03/23/98                                   2,290        2,326
   7.375% due 05/26/99                                     190          194
   8.625% due 06/15/99                                     650          682
   9.625% due 12/15/01                                     300          334
Georgia Pacific Credit Corp.
   9.850% due 06/15/97                                   3,000        3,072
Goldman Sachs Mortgage Corp.
   6.000% due 12/31/07                                  11,894       10,440
Great Western Bank
   8.625% due 12/01/98                                   3,000        3,107
  10.500% due 05/30/00                                     500          537
  10.250% due 06/15/00                                   5,500        5,896
Heller Financial
   6.450% due 02/15/97                                     325          326
Household Financial Corp.
   6.250% due 10/15/97                                     201          201
ITT Hartford
   7.250% due 12/01/96                                     500          501
Inter-American Development Bank
   8.875% due 06/01/09                                     200          230
Lehman Brothers
   6.730% due 02/27/98                                  45,000       45,152
   6.263% due 06/22/98 (d)                              25,000       25,213

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
Manufacturers Hanover Corp.
   8.125% due 01/15/97                              $      417   $      420
Maritrans Capital Corp.
   9.250% due 04/01/07                                   1,000          899
Merrill Lynch & Co.
   5.760% due 06/23/97 (d)                              19,000       18,970
Mesa Operating Co.
  10.625% due 07/01/06                                   4,250        4,489
Morgan Stanley Group
   7.790% due 02/03/97                                  21,000       21,156
National Credit Card Trust
   9.450% due 12/31/97                                     100          100
NationsBank Corp.
   6.750% due 02/26/01                                     500          497
NCNB Corp.
   8.500% due 11/01/96                                   1,000        1,002
Northern Trust
   9.000% due 05/15/98                                     200          209
Norwest Financial, Inc.
   4.970% due 10/29/96                                     300          300
   6.500% due 11/15/97                                   1,500        1,507
   5.750% due 11/16/98                                     300          296
   7.000% due 01/15/03                                     300          300
PaineWebber
   6.250% due 06/15/98                                     100          100
Reliance Group Holdings
   9.000% due 11/15/00                                   9,000        9,203
Saferco
   9.460% due 05/31/99                                   1,000        1,068
   9.590% due 05/31/01                                   3,000        3,313
Salomon, Inc.
   6.268% due 10/23/96 (d)                               5,560        5,562
   6.151% due 11/21/96 (d)                              19,000       19,013
   5.300% due 12/06/96                                   5,000        4,996
   5.530% due 08/25/97                                   2,400        2,388
   5.650% due 10/15/97                                   6,000        5,968
   5.700% due 02/11/98                                   1,300        1,286
Sears Financial
   0.000% due 07/12/98                                   3,480        3,108
   9.250% due 12/01/16                                   2,565        2,653
Security Pacific Corp.
   6.200% due 03/01/18 (d)                                 180          178
Shearson Lehman
   9.875% due 10/25/17                                     426          432
Signet Bank Corp.
   5.625% due 05/15/97 (d)                               1,000          996
   5.875% due 04/15/98 (d)                               9,000        8,952
   9.625% due 06/01/99                                   6,500        6,930
Tenneco Credit Corp.
   9.250% due 11/01/96                                   4,500        4,510
   9.625% due 08/15/01                                     300          330
Transamerica Financial
   5.991% due 04/20/99 (d)                                 500          492
Trizec Finance
  10.875% due 10/15/05                                   3,715        4,034
U.S. Life Corp.
   6.750% due 01/15/98                                     100          101
U.S. West Capital Funding, Inc.
   8.000% due 10/15/96                                     139          139
Wachovia Bank
   6.700% due 04/14/99                                     500          503
                                                                 ----------
                                                                    922,088
                                                                 ==========
Industrials - 5.4%

ALCO Standard Corp.
   6.750% due 12/01/25                                   1,200        1,041
American Home Products
   6.875% due 04/15/97                                     900          905
Amerigas Partners L.P.
  10.125% due 04/15/07                                   2,730        2,860
AMR Corp.
   7.600% due 01/27/97                                   6,000        6,037
   7.470% due 01/28/97                                   6,500        6,529
   7.750% due 12/01/97                                  10,000       10,144
   9.500% due 07/15/98                                   5,500        5,756
   9.270% due 08/13/98                                   1,000        1,044
   8.050% due 03/05/99                                   4,000        4,100
   9.750% due 03/15/00                                   7,760        8,350
  10.610% due 01/11/01                                   4,000        4,493
  10.570% due 01/15/01                                   3,000        3,355
  10.590% due 01/31/01                                   3,000        3,359
  10.000% due 02/01/01                                   2,000        2,209
  10.000% due 03/07/01                                   1,500        1,649
   9.400% due 05/08/01                                   3,000        3,252
   9.500% due 05/15/01                                   2,250        2,457
   9.130% due 10/25/01                                   2,000        2,142
   8.470% due 02/20/02                                   2,000        2,103
   8.500% due 02/26/02                                   1,000        1,053
Anheuser Busch
   7.000% due 09/01/05                                     300          296
Arkla, Inc.
   9.875% due 04/15/97                                  55,050       56,164
   9.320% due 12/15/97                                   1,000        1,031
   8.740% due 05/14/98                                   3,000        3,093
Baxter International
   9.500% due 06/15/08                                     200          226
BP America, Inc.
   8.875% due 12/01/97                                     600          618
Building Materials Corp.
   0.000% due 07/01/04 (h)                               3,320        2,673
Century Communication
  11.875% due 10/15/03                                   6,000        6,480
CF Cable TV, Inc.
   9.125% due 07/15/07                                   1,600        1,640
Coastal Corp.
   8.750% due 05/15/99                                   4,300        4,476
   9.750% due 08/01/03                                   1,000        1,130
Continental Cablevision
  11.000% due 06/01/07                                   4,536        5,114
Cumberland Farms
  10.500% due 10/01/03                                   3,906        3,769
Dayton Hudson Co.
  10.000% due 12/01/00                                   1,000        1,109
Delta Air Lines
   7.730% due 05/14/97                                   8,800        8,887
   9.230% due 07/02/02                                  15,392       16,283
  10.000% due 06/05/13                                  10,828       12,328
   9.750% due 05/15/21                                     500          579
Dimon, Inc.
   8.875% due 06/01/06                                   3,000        3,023
Eastman Kodak
   8.550% due 05/01/97                                     400          406
E.I. Du Pont de Nemours
   8.650% due 12/01/97                                     500          515
Exide Corp.
   0.000% due 12/15/04 (h)                               1,275        1,151
Federal Express
  10.000% due 09/01/98                                     800          847
G-I Holdings, Inc.
   0.000% due 10/01/98 (h)                               7,000        6,108
General Motors Corp.
   8.170% due 01/02/00                                   3,094        3,186
   8.950% due 07/02/09                                  21,500       23,085
Gulf Canada Resources
   9.250% due 01/15/04                                   1,250        1,286
   9.625% due 07/01/05                                   2,000        2,090

Total Return Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
HealthSouth Rehabilitation
   9.500% due 04/01/01                              $    7,300   $    7,647
HMH Properties
   9.500% due 05/15/05                                   2,000        2,010
Hollinger International Publishing
   9.250% due 02/01/06                                   3,000        2,933
Integrated Health Services
   9.625% due 05/31/02                                   3,000        3,068
  10.750% due 07/15/04                                   3,650        3,869
K-III Communications Co.
   8.500% due 02/01/06                                   4,000        3,730
Kaiser Aluminum & Chemical
   9.875% due 02/15/02                                     250          255
KCS Energy, Inc.
  11.000% due 01/15/03                                   2,000        2,180
Keystone Group
   9.750% due 09/01/03                                     250          268
Lenfest Communications
   8.375% due 11/01/05                                   5,000        4,725
Maxus Energy Corp.
   9.875% due 10/15/02                                     300          305
Mazda Manufacturing Corp.
  10.500% due 07/01/08                                   1,981        2,456
McDermott, Inc.
   9.375% due 03/15/02                                   1,000        1,053
Nabisco, Inc.
   8.000% due 01/15/00                                   6,500        6,711
News America Holdings Corp.
  12.000% due 12/15/01                                   2,000        2,141
   8.625% due 02/01/03                                     750          801
Noranda, Inc.
   7.000% due 07/15/05                                   1,800        1,745
Northern Indiana Public
   6.375% due 09/01/97                                   5,950        5,964
Owens Illinois
  10.000% due 08/01/02                                     300          313
  11.000% due 12/01/03                                   8,000        8,780
Pepsico, Inc.
   5.463% due 07/01/98                                     400          394
   7.750% due 10/01/98                                     500          513
Pfizer, Inc.
   6.500% due 02/01/97                                     400          401
Philip Morris Co.
   8.750% due 12/01/96                                   5,000        5,022
   8.750% due 06/15/97                                     100          102
Purity Supreme
  11.750% due 08/01/99                                   9,000        9,698
RJR Nabisco
   7.625% due 09/01/00                                   6,000        5,856
   8.000% due 07/15/01                                  30,000       29,399
Repap Wisconsin, Inc.
   9.250% due 02/01/02                                   3,750        3,713
Revlon Consumer Products Corp.
   9.375% due 04/01/01                                   5,255        5,347
Rogers Cablesystems, Inc.
  10.000% due 12/01/07                                   5,000        5,025
   9.375% due 06/01/08                                   2,750        2,736
Rogers Cantel Mobile
  11.125% due 07/15/02                                   5,000        5,281
Schering-Plough
   0.000% due 12/02/96                                     600          595
SCI Television
  11.000% due 06/30/05                                   5,000        5,350
Sears Roebuck & Co.
   6.580% due 07/23/97                                     150          151
   5.820% due 02/22/99                                     125          123
Showboat, Inc.
   9.250% due 05/01/08                                   1,000        1,000
Stone Consolidated
  10.250% due 12/15/00                                   5,000        5,313
Sweetheart Cup Co.
   9.625% due 09/01/00                                   1,200        1,236
Telewest Communications
   9.625% due 10/01/06                                   5,000        5,000
Tenet Healthcare
   9.625% due 09/01/02                                   6,250        6,820
  10.125% due 03/01/05 (d)                               1,000        1,090
Texaco Capital
   9.000% due 11/15/97                                   1,000        1,030
Time Warner, Inc.
   7.450% due 02/01/98                                   1,000        1,013
   6.460% due 08/15/00 (d)                              52,669       52,670
   7.975% due 08/15/04                                  31,053       31,379
   8.110% due 08/15/06                                  78,529       78,242
Transtexas Gas Corp.
  11.500% due 06/15/02                                   1,000        1,068
Union Oil of California
   9.750% due 12/01/00                                     400          442
United Air Lines
   6.750% due 12/01/97                                  11,400       11,406
  10.670% due 05/01/04                                   2,050        2,377
USX Corp.
   6.375% due 07/15/98                                  16,200       16,126
   9.800% due 07/01/01                                     300          331
Varity Corp.
  11.375% due 11/15/98                                  10,500       10,560
Viacom, Inc.
   6.750% due 01/15/03                                   1,200        1,126
Vons
   6.625% due 05/15/98                                  10,001        9,950
World Color Press, Inc.
   9.125% due 03/15/03                                   5,000        4,973
                                                                 ----------
                                                                    624,243
                                                                 ==========
Utilities - 4.2%

AES Corp.
  10.250% due 07/15/06                                   4,500        4,781
Arkansas Power & Light
  10.370% due 12/22/97                                   3,000        3,106
Bell Atlantic Financial
   6.625% due 11/30/97                                     400          403
Cablevision Industries
  10.750% due 01/30/02                                  44,032       47,161
California Energy
   0.000% due 01/15/04 (h)                               9,235        9,443
Calpine Corp.
   9.250% due 02/01/04                                   4,150        3,963
Carolina Power & Light
   7.900% due 12/27/96                                  11,000       11,067
   6.375% due 10/01/97                                      50           50
   5.375% due 07/01/98                                     100           98
Centerior Fuel Corp.
   9.200% due 08/02/98                                  15,000       15,383
Central Maine Power Co.
   6.250% due 11/01/98                                   1,000          986
Central Power & Light
   6.000% due 10/01/97                                     850          849
Chesapeake & Potomac Telephone
   8.000% due 10/15/29                                   1,125        1,175
Cincinnati Bell, Inc.
   6.700% due 12/15/97                                   1,000        1,005
Cleveland Electric Illuminating Co.
   9.375% due 03/01/17                                   3,000        2,957
CMS Energy
   9.500% due 10/01/97                                  31,100       31,810
   9.875% due 10/01/99 (d)                               4,200        4,368

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
Commonwealth Edison
   7.000% due 02/15/97                              $    5,175   $    5,188
Connecticut Light & Power
   6.500% due 01/01/98                                   1,000          998
Consolidated Natural Gas Co.
   5.875% due 10/01/98                                     500          496
Consumers Power Co.
   8.750% due 02/15/98                                   5,550        5,687
CTC Mansfield Funding
  10.250% due 03/30/03                                  16,250       16,697
  11.125% due 09/30/16                                 101,315      107,406
El Paso Electric Co.
   7.250% due 02/01/99                                  10,956       10,929
First PV Funding
   8.950% due 01/15/97                                     100          100
  10.150% due 01/15/16                                  14,360       15,096
GTE Corp.
  10.750% due 09/15/17                                     300          325
Hydro Quebec
   5.688% due 04/15/99 (d)                              10,000        9,965
   9.400% due 02/01/21                                     500          581
   9.500% due 11/15/30                                   2,370        2,795
Long Island Lighting Co.
   8.750% due 02/15/97                                  14,000       14,116
   6.250% due 07/15/01                                   7,000        6,475
   9.750% due 05/01/21                                  28,818       28,909
   9.625% due 07/01/24                                  10,000        9,995
MCI Communications
   6.250% due 03/23/99                                     600          597
New England Power
   6.140% due 02/02/98                                     500          498
   6.100% due 02/04/98                                   1,000          998
North Atlantic Energy
   9.050% due 06/01/02                                   5,172        5,107
Pacific Gas & Electric
   5.375% due 08/01/98                                     500          492
   7.670% due 12/15/98                                     208          212
   6.750% due 12/01/00                                     709          706
Pennsylvania Power & Light
   5.500% due 04/01/98                                     250          247
Public Service Electric & Gas
   6.875% due 06/01/97                                   1,200        1,208
Public Service of New Hampshire
   9.170% due 05/15/98                                  16,000       16,498
Questar Pipeline
   9.375% due 06/01/21                                     200          214
Southern California Edison
   6.125% due 07/15/97                                     500          500
   5.875% due 02/01/98                                     343          341
   5.450% due 06/15/98                                     400          394
Southwestern Bell
   5.550% due 03/10/98                                   1,000          991
Texas Gas Transmission Corp.
   9.625% due 07/15/97                                   5,400        5,538
Texas Utilities
   6.078% due 05/01/99 (d)                              32,125       32,231
Texas-New Mexico Power
  11.250% due 01/15/97                                   4,265        4,324
  10.750% due 09/15/03                                   4,950        5,196
Toledo Edison Co.
   6.125% due 08/01/97                                     200          199
   8.180% due 07/30/02                                   1,400        1,385
   8.700% due 09/01/02                                  10,000        9,667
   7.850% due 03/31/03                                   7,000        6,761
   7.875% due 08/01/04                                     500          479
Triton Energy
   0.000% due 11/01/97                                   6,800        6,299
Tucson Electric Power
   8.500% due 10/01/09                                   1,000          916
U.S. West Communications, Inc.
   6.625% due 09/15/05                                     300          289
Virginia Electric & Power Co.
   7.250% due 03/01/97                                     250          252
   9.375% due 06/01/98                                     500          524
   6.250% due 08/01/98                                     200          200
Wilmington Trust Co.-Tucson Electric
  10.732% due 01/01/13                                     991          951
                                                                 ----------
                                                                    478,577
                                                                 ----------
Total Corporate Bonds and Notes                                   2,024,908
(Cost $2,011,376)                                                ==========

--------------------------------------------------------------------------------
 U.S. Treasury Obligations - 19.3%
--------------------------------------------------------------------------------

U.S. Treasury Bonds
  10.750% due 08/15/05                                     430          544
  13.875% due 05/15/11                                     310          462
  13.250% due 05/15/14                                     900        1,371
   7.250% due 08/15/22                                   1,505        1,537
   7.125% due 02/15/23                                   5,430        5,466
   7.625% due 02/15/25                                   3,495        3,754
   6.875% due 08/15/25                                  28,000       27,571
   6.750% due 08/15/26                                  90,000       87,975
U.S. Treasury Notes
   8.000% due 10/15/96                                   2,315        2,319
   7.250% due 11/30/96                                     435          436
   6.125% due 12/31/96                                     500          501
   7.500% due 12/31/96                                     650          654
   7.500% due 01/31/97                                     330          332
   6.625% due 03/31/97                                     750          755
   6.500% due 05/15/97                                     760          764
   6.125% due 05/31/97                                 395,000      396,358
   5.625% due 06/30/97                                 130,000      130,041
   6.375% due 06/30/97                                   1,750        1,760
   5.875% due 07/31/97                                  80,000       80,125
   6.500% due 08/15/97                                   2,355        2,370
   6.000% due 08/31/97                                  95,000       95,178
   5.750% due 09/30/97                                 275,500      275,414
   6.250% due 07/31/98                                   1,790        1,796
   6.125% due 08/31/98                                   5,425        5,430
   5.500% due 02/28/99                                     775          763
   6.375% due 05/15/99                                  11,535       11,571
   6.000% due 08/15/99                                     300          298
   6.125% due 09/30/00                                 383,900      379,941
   6.500% due 05/31/01                                   2,605        2,608
   5.750% due 08/15/03                                  81,535       77,738
   7.250% due 05/15/04                                  74,250       76,849
   7.875% due 11/15/04                                 243,185      261,044
   6.875% due 05/15/06                                 286,845      290,251
   7.000% due 07/15/06                                   1,125        1,148
U.S. Treasury Strips
   0.000% due 05/15/03                                       9            6
   0.000% due 05/15/08                                     263          119
                                                                 ----------
Total U.S. Treasury Obligations                                   2,225,249
(Cost $2,220,885)                                                ==========

--------------------------------------------------------------------------------
 U.S. Government Agencies - 0.1%
--------------------------------------------------------------------------------

A.I.D. Housing Guarantee - Peru
   9.980% due 08/01/08                                   1,320        1,358
Federal Home Loan Bank
   8.250% due 11/25/96                                     800          803
   9.200% due 08/25/97                                     150          154
   6.320% due 12/04/97                                   1,500        1,507
Federal Home Loan Mortgage Corp.
   7.900% due 04/27/05                                     300          302
   7.250% due 08/24/05                                     395          393

Total Return Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
   0.000% due 04/01/97                              $      869   $      844
   7.000% due 12/05/05                                     250          246
Government Trust Certificate - Greece
   8.000% due 05/15/98                                      96           97
Government Trust Certificate - Israel
   9.250% due 11/15/96                                       5            5
   0.000% due 05/15/10                                   7,300        2,767
Tennessee Valley Authority
   0.000% due 05/15/97                                   1,242        1,200
                                                                 ----------
Total U.S. Government Agencies                                        9,676
(Cost $9,961)                                                    ==========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 59.5%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 3.9%

   5.000% due 10/04/96 (d)                                 500          500
   5.250% due 12/01/98                                      32           32
   5.500% due 07/01/00-03/01/10 (g)                        113          112
   6.000% due 12/01/98-01/01/01 (g)                        869          854
   6.000% due 03/01/11                                     384          365
   6.375% due 04/01/17 (d)                                  76           77
   6.500% due 04/01/08-09/01/10 (g)                        584          569
   6.500% due 11/13/26                                 128,000      120,200
   7.000% due 12/01/03-11/01/10 (g)                      1,012        1,005
   7.000% due 11/01/25                                     195          189
   7.125% due 06/01/17 (d)                                  47           48
   7.150% due 09/01/23 (d)                               4,792        4,877
   7.339% due 05/01/23 (d)                               3,818        3,932
   7.340% due 11/01/23 (d)                               2,635        2,705
   7.352% due 07/01/23 (d)                               4,939        5,047
   7.357% due 07/01/22 (d)                               4,222        4,347
   7.440% due 10/01/23 (d)                               2,117        2,194
   7.444% due 10/01/23 (d)                               3,107        3,219
   7.451% due 11/01/23 (d)                               1,410        1,442
   7.489% due 11/01/23 (d)                               2,360        2,446
   7.492% due 06/01/24 (d)                              25,254       26,020
   7.500% due 05/01/99-05/01/08 (g)                        740          744
   7.500% due 06/01/11-01/01/17 (g)                      1,217        1,223
   7.500% due 04/01/23-05/01/23 (g)                     12,649       12,589
   7.511% due 09/01/23 (d)                              44,060       45,307
   7.519% due 01/01/24 (d)                               1,930        1,988
   7.543% due 10/01/23 (d)                               5,135        5,293
   7.553% due 10/01/23 (d)                               8,018        8,264
   7.555% due 06/01/24 (d)                               4,741        4,866
   7.591% due 08/01/23 (d)                              24,928       25,560
   7.619% due 07/01/23 (d)                               2,030        2,081
   7.625% due 01/01/19 (d)                                  24           25
   7.658% due 11/01/23 (d)                               6,840        7,047
   7.750% due 04/01/07                                      69           70
   7.757% due 08/01/24 (d)                              18,802       19,411
   7.770% due 06/01/28 (d)                              11,055       11,406
   7.838% due 07/01/24 (d)                               7,896        8,153
   7.840% due 08/01/23 (d)                               4,363        4,477
   7.906% due 09/01/23 (d)                              10,442       10,785
   7.913% due 08/01/23 (d)                               2,266        2,332
   7.968% due 09/01/23 (d)                              10,950       11,239
   7.978% due 10/01/23 (d)                               8,124        8,394
   8.000% due 10/01/07-05/01/17 (g)                      4,611        4,693
   8.000% due 03/01/25-06/01/26 (g)                     46,951       47,545
   8.250% due 08/01/07-02/01/08 (g)                        160          164
   8.500% due 09/01/01-06/01/09 (g)                      1,414        1,462
   8.500% due 12/01/16-10/10/26 (g)                      6,252        6,421
   8.750% due 02/01/01-09/01/10 (g)                        813          839
   9.000% due 01/01/02-06/01/12 (g)                      1,377        1,445
   9.000% due 07/01/14-05/01/17 (g)                        335          352
   9.250% due 06/01/09-08/01/09 (g)                        202          213
   9.500% due 06/01/02-08/01/07 (g)                      2,275        2,394
   9.500% due 03/01/16-06/01/21 (g)                      2,474        2,654
  10.000% due 06/01/04-12/01/05 (g)                      1,521        1,618
  10.250% due 04/01/09-05/01/09 (g)                      3,055        3,313
  11.000% due 12/01/99-11/01/09 (g)                         45           50
  11.000% due 04/01/10-07/01/19 (g)                      1,633        1,814
  11.250% due 10/01/09-09/01/15 (g)                        221          246
  11.500% due 03/01/00                                      18           19
  12.500% due 07/01/99                                      12           13
  13.250% due 10/01/13                                      86           99
  14.000% due 04/01/16                                      45           52
  15.500% due 08/01/11-11/01/11 (g)                         27           32
  16.250% due 05/01/11-11/01/11 (g)                         21           24
                                                                 ----------
                                                                    446,896
                                                                 ==========

Federal Housing Administration - 0.7%

   5.250% due 02/01/03                                     330          308
   7.211% due 12/01/21                                   3,794        3,798
   7.375% due 03/01/19-07/01/21                          5,372        5,357
   7.399% due 02/01/21                                   2,824        2,819
   7.430% due 12/01/16-05/01/23 (g)                     55,050       54,939
   7.650% due 11/01/18                                     371          363
                                                                 ----------
                                                                     67,584
                                                                 ==========

Federal National Mortgage Association - 7.5%

   5.623% due 02/01/26 (d)                               4,233        4,305
   6.000% due 03/01/11-03/01/18 (d)(g)                     215          209
   6.000% due 03/01/24                                   2,542        2,334
   6.050% due 05/01/26 (d)                                 818          811
   6.059% due 10/01/27 (d)                               2,278        2,259
   6.060% due 01/01/16 (d)                                  55           54
   6.062% due 03/02/29 (d)                                 429          426
   6.067% due 08/01/29 (d)                             118,805      117,836
   6.069% due 02/01/19 (d)                                 178          176
   6.073% due 09/01/27-02/01/31 (d)(g)                 171,979      170,581
   6.074% due 09/01/27 (d)                               6,458        6,405
   6.075% due 10/01/28 (d)                              81,668       81,010
   6.084% due 09/01/24 (d)                               5,505        5,465
   6.091% due 03/01/33 (d)                              17,138       17,004
   6.124% due 10/23/26                                  10,000        9,894
   6.230% due 01/01/26 (d)                              13,274       13,589
   6.500% due 10/01/05-04/01/08 (g)                        451          447
   6.500% due 03/01/26                                     139          131
   6.750% due 08/01/03                                     914          906
   6.877% due 09/01/22 (d)                               4,326        4,418
   6.899% due 11/01/25 (d)                              18,482       18,852
   6.918% due 09/01/22 (d)                               4,790        4,912
   6.973% due 11/01/25 (d)                               8,960        9,193
   7.000% due 04/01/04-03/01/08 (g)                        928          924
   7.000% due 01/01/24-08/01/25 (g)                     23,093       22,446
   7.250% due 05/01/02-05/01/09 (g)                        230          228
   7.250% due 01/01/23                                  11,962       11,683
   7.255% due 09/01/25 (d)                              10,036       10,291
   7.325% due 06/01/24 (d)                              19,096       19,654
   7.391% due 07/01/24 (d)                              34,864       35,752
   7.411% due 03/01/33 (d)                              42,889       44,144
   7.431% due 12/01/23 (d)                               4,137        4,273
   7.460% due 05/01/24 (d)                               9,665        9,981
   7.500% due 08/01/03-12/01/10 (g)                        961          969
   7.500% due 04/01/24-06/01/25 (g)                    105,445      104,778
   7.556% due 01/01/25 (d)                               6,180        6,405
   7.567% due 12/01/23 (d)                              11,539       11,958
   7.571% due 12/01/24 (d)                               6,249        6,555
   7.573% due 01/01/24 (d)                               2,400        2,481
   7.600% due 01/01/24 (d)                               9,833       10,174
   7.613% due 12/01/23 (d)                               6,620        6,850
   7.640% due 11/01/23 (d)                               4,087        4,232
   7.644% due 06/01/25 (d)                              12,059       12,428

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------

   7.645% due 08/01/23 (d)                          $    3,607   $    3,738
   7.673% due 11/01/23-01/01/24 (d)(g)                   4,123        4,273
   7.684% due 09/01/24 (d)                               6,219        6,448
   7.744% due 04/01/25 (d)                               9,147        9,442
   7.745% due 09/01/23 (d)                               9,444        9,780
   7.750% due 06/01/09                                     253          254
   7.763% due 10/01/23 (d)                              12,124       12,564
   7.783% due 06/01/24 (d)                               4,016        4,162
   8.000% due 09/01/01-10/01/08 (g)                      2,403        2,443
   8.000% due 04/01/18                                      32           33
   8.250% due 11/01/04-06/01/13 (g)                      1,481        1,508
   8.500% due 07/01/99-12/01/09 (g)                      6,403        6,625
   8.500% due 02/01/10-09/01/18 (g)                      1,936        2,005
   9.000% due 01/01/99-11/01/06 (g)                      2,921        3,049
   9.000% due 05/01/15-04/01/17 (g)                        544          570
   9.500% due 12/01/06-03/01/16 (g)                        122          130
   9.500% due 07/01/22                                     117          126
   9.750% due 11/01/08                                      95          102
  10.500% due 12/01/16-04/01/22 (g)                      1,420        1,566
  13.000% due 09/01/13                                      80           93
  13.250% due 09/01/11                                      27           31
  14.500% due 11/01/11-01/01/13 (g)                        104          123
  14.750% due 08/01/12-11/01/14 (g)                        531          618
  15.500% due 10/01/12-12/01/12 (g)                         45           54
  15.750% due 12/01/11-08/01/12 (g)                        259          302
  16.000% due 09/01/12                                     284          338
                                                                 ----------
                                                                    867,800
                                                                 ==========

Government National Mortgage Association - 26.7%

   5.000% due 01/20/24-05/20/24 (d)(g)                  22,378       22,668
   5.500% due 01/20/26 (d)                              29,729       29,125
   5.650% due 10/15/12                                      14           13
   6.000% due 10/15/08                                     315          302
   6.000% due 10/15/23-09/20/26 (d)(g)                 240,144      222,161
   6.500% due 10/15/08                                     300          294
   6.500% due 01/20/23-11/19/26 (d)(g)               1,258,567    1,183,084
   6.875% due 08/20/21-09/20/22 (d)(g)                   5,650        5,744
   7.000% due 10/15/08                                     295          294
   7.000% due 07/15/22-11/19/26 (d)(g)                 672,733      666,880
   7.125% due 04/20/23-06/20/25 (d)(g)                 268,175      271,837
   7.250% due 07/20/22-09/20/24 (d)(g)                 428,899      435,932
   7.500% due 08/15/05-12/15/09 (g)                      4,204        4,261
   7.500% due 01/15/22-07/15/26 (g)                    182,376      181,312
   8.000% due 08/15/05-09/15/08 (g)                      1,524        1,564
   8.000% due 06/15/16-07/15/26 (g)                     32,582       33,335
   8.250% due 08/15/04-07/15/08 (g)                        829          846
   8.500% due 06/15/01-07/15/08 (g)                        351          364
   8.500% due 08/15/16-11/15/22 (g)                        882          912
   8.750% due 03/15/07-07/15/07 (g)                        212          219
   9.000% due 09/15/01-05/15/09 (g)                      1,164        1,222
   9.000% due 05/15/16-06/15/22 (g)                      4,119        4,360
   9.250% due 10/15/01-03/15/06 (g)                        635          666
   9.500% due 04/15/01-11/15/09 (g)                        696          741
   9.500% due 04/15/16-08/15/23 (g)                      2,420        2,609
   9.750% due 08/15/97-07/15/04 (g)                        326          343
   9.750% due 09/15/17-01/15/21 (g)                        310          332
  10.000% due 06/20/01-08/20/04 (g)                        114          119
  10.000% due 01/15/15-03/20/20 (g)                      1,674        1,825
  10.250% due 05/15/01                                      23           24
  10.500% due 06/15/04                                     179          192
  10.750% due 08/15/98-09/15/98 (g)                         44           46
  11.000% due 05/15/04                                     120          130
  11.250% due 03/15/01                                      12           13
  11.500% due 04/15/13-05/15/13 (g)                         17           20
  12.000% due 03/20/99-02/15/00 (g)                         22           23
  12.000% due 01/15/13-03/15/15 (g)                        109          124
  12.500% due 01/15/11                                       7            8
  13.000% due 12/15/12-10/15/14 (g)                         78           90
  13.250% due 10/20/14                                      48           55
  13.500% due 11/15/12-12/15/12 (g)                         16           19
  14.500% due 09/15/12                                      31           37
  15.000% due 09/15/12-10/15/12 (g)                         21           25
  16.000% due 01/15/12-04/15/12 (g)                         17           21
  17.000% due 11/15/11-12/15/11 (g)                        162          200
                                                                 ----------
                                                                  3,074,391
                                                                 ==========

Collateralized Mortgage Obligations - 17.9%

AFC Home Equity Loan Trust
   7.328% due 10/25/26 (d)                              22,533       22,723
American Southwest Financial
  12.250% due 11/01/14                                      93          105
   9.450% due 03/01/15                                      76           76
  12.500% due 04/01/15                                   1,049        1,165
  12.000% due 05/01/15                                   1,863        2,095
  11.400% due 09/01/15                                   1,457        1,520
Bear Stearns
   9.200% due 11/01/18                                      60           62
   9.500% due 06/25/23                                   1,597        1,616
   6.156% due 10/25/23 (d)                              10,989       10,965
  10.000% due 08/25/24                                  15,018       15,436
   7.000% due 03/25/27                                   7,000        6,362
Capstead
   8.400% due 01/25/21                                   7,320        7,370
   8.750% due 07/25/21                                  10,000       10,232
Centex Acceptance Corp.
  11.000% due 11/01/15                                     376          378
Chase Mortgage Financial Corp.
   8.250% due 10/25/10                                   5,406        5,432
   9.500% due 04/25/24                                   1,773        1,780
   8.000% due 06/25/24                                     513          518
   7.500% due 10/25/24                                      81           81
Citicorp Mortgage
   9.500% due 07/01/04                                     164          167
   8.500% due 05/25/06                                       5            5
   8.500% due 04/01/17                                     394          394
   8.000% due 07/25/18                                     127          128
   9.500% due 01/01/19                                   4,164        4,216
   9.500% due 09/25/19                                     250          255
   9.500% due 10/25/19                                     218          218
   9.500% due 09/25/20                                   1,954        1,999
   7.750% due 04/25/21                                     580          576
   6.000% due 08/25/21                                     709          700
   7.418% due 10/25/22 (d)                              30,443       31,118
CMC Securities Corp.
   6.883% due 09/25/23 (d)                              21,556       21,677
CMO Trust
  10.200% due 02/01/16                                     880          929
   8.000% due 01/01/17                                     355          363
Collateralized Mortgage Securities Corp.
  11.875% due 04/01/15                                   2,335        2,474
  11.450% due 09/01/15                                      77           84
  11.450% due 11/01/15                                     452          492
   8.750% due 04/20/19                                   1,373        1,421
Countrywide
   7.629% due 07/25/24 (d)                              20,740       21,071
Donaldson, Lufkin & Jenrette
   7.345% due 08/01/21 (d)                               9,239        9,288
   7.473% due 12/25/22 (d)                               3,441        3,519
   7.857% due 03/25/24 (d)                               2,923        2,996
Drexel Mortgage Funding
   9.500% due 11/20/17                                   2,498        2,596
   8.600% due 03/01/18                                   1,063        1,080
   9.500% due 08/01/19                                      32           33
Federal Home Loan Mortgage Corp.
   8.500% due 03/15/97                                      50           50
   6.500% due 07/15/02                                   5,000        5,018
   5.250% due 03/15/03                                  11,429       11,380

Total Return Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
   5.000% due 03/15/03                              $    9,524   $    9,471
   5.000% due 04/15/03                                   8,000        7,948
   8.750% due 10/15/05                                      48           49
  10.750% due 11/30/05                                   1,446        1,518
   6.500% due 08/15/06                                     710          704
   9.000% due 09/15/08                                      43           45
  10.250% due 03/15/09                                      35           36
   4.750% due 09/15/09                                      60           60
   4.750% due 07/15/10                                      60           59
   4.875% due 12/15/11                                  10,815       10,736
   4.750% due 03/15/12                                     451          448
   8.500% due 08/15/13                                   2,000        2,099
   6.050% due 09/15/13                                  10,000        9,978
   8.500% due 09/15/13                                   5,941        6,231
  11.000% due 11/30/15                                   9,850       10,786
   6.210% due 08/15/17                                     345          342
   7.250% due 10/25/17 (d)                              11,793       11,988
   9.500% due 01/15/19                                   1,089        1,117
   8.250% due 05/15/19                                     403          403
   6.500% due 05/15/19                                     615          601
   8.500% due 10/15/19                                   1,412        1,440
   9.000% due 11/15/19                                     320          322
  10.000% due 11/15/19                                     250          270
   9.000% due 11/15/19                                   5,097        5,204
   8.500% due 01/15/20                                   2,898        2,944
   8.500% due 03/15/20                                   2,939        2,998
   9.300% due 03/15/20                                      69           70
   9.000% due 05/15/20                                      27           27
   9.125% due 06/15/20                                   4,446        4,596
   5.750% due 08/15/20                                     300          283
   8.500% due 09/15/20                                  22,948       23,611
   9.000% due 09/15/20                                     178          187
   8.750% due 10/15/20                                     500          516
   5.500% due 10/15/20                                     200          177
   9.500% due 11/15/20                                  13,855       14,471
   8.900% due 11/15/20                                  27,613       27,993
   6.000% due 12/15/20                                     400          368
   8.750% due 12/15/20                                   1,265        1,316
   9.000% due 12/15/20                                   7,555        7,942
   8.500% due 06/15/21                                  47,409       48,890
   6.950% due 07/15/21                                     700          670
   7.000% due 07/15/21                                   4,000        3,894
   8.000% due 07/15/21                                   8,557        8,685
   9.000% due 07/15/21                                   4,107        4,377
   9.500% due 07/15/21                                   6,373        6,815
   6.200% due 08/15/21                                   1,500        1,463
   6.950% due 08/15/21                                     185          175
   8.000% due 08/15/21                                  23,472       24,024
   6.500% due 09/15/21                                   2,500        2,375
   9.000% due 11/15/21                                   1,811        1,844
   6.850% due 01/15/22                                     700          670
   7.000% due 07/15/22                                     401          347
   8.500% due 10/15/22                                  17,373       17,933
   7.500% due 07/15/23                                   6,149        5,896
   7.190% due 10/25/23 (d)                              38,349       38,984
   6.500% due 02/15/24                                      65           61
Federal National Mortgage Assn.
   9.100% due 02/25/02                                   8,423        8,575
   5.000% due 02/25/03                                  18,251       18,121
   5.750% due 12/25/03                                     175          174
   6.000% due 07/25/07                                     300          286
   7.876% due 08/25/07 (d)                                 126           91
   7.000% due 02/25/08                                   1,095        1,051
  10.500% due 08/25/08                                   7,146        8,313
   5.000% due 05/25/12                                  38,758       38,474
   6.400% due 09/25/14                                     882          876
   8.500% due 10/25/14                                     107          108
  10.000% due 12/25/14                                   1,858        1,924
   7.000% due 04/25/15                                   2,990        3,002
   6.000% due 11/25/15                                  26,003       25,878
   7.500% due 08/25/16                                   4,360        4,367
   9.670% due 01/25/17                                     797          826
   9.200% due 12/25/17                                   1,970        2,035
   9.300% due 05/25/18                                   2,536        2,682
   9.500% due 06/25/18                                   1,248        1,328
   5.500% due 07/25/18                                     220          214
   8.500% due 07/25/18                                     344          347
   7.750% due 10/25/18                                   1,601        1,605
   9.500% due 11/25/18                                  12,245       13,417
   7.500% due 01/25/19                                     255          254
   6.625% due 06/25/19                                      68           68
   9.500% due 06/25/19                                   5,102        5,413
   8.000% due 10/25/19                                  17,525       17,864
   7.500% due 12/25/19                                     200          200
   9.000% due 12/25/19                                  20,148       21,091
   7.500% due 05/25/20                                   8,000        7,973
   8.000% due 07/25/20                                     223          227
   9.000% due 09/25/20                                   6,850        7,189
   8.000% due 12/25/20                                  19,436       19,706
   7.500% due 01/25/21                                  23,531       22,428
   8.750% due 01/25/21                                  10,407       10,671
   7.500% due 02/25/21                                  21,878       21,844
   7.500% due 03/25/21                                  20,919       20,872
   7.250% due 04/25/21                                   8,960        8,693
   7.500% due 06/25/21                                     320          321
   8.000% due 07/25/21                                  25,213       24,898
   8.500% due 09/25/21                                  15,166       15,474
   8.000% due 10/25/21                                  22,430       22,746
   6.000% due 12/25/21                                     200          186
   8.000% due 01/25/22                                  21,700       22,176
   8.000% due 03/25/22                                     629          638
   7.000% due 04/25/22                                  17,091       15,824
   7.000% due 07/25/22                                   8,901        8,372
   8.000% due 07/25/22                                   2,788        2,806
   6.500% due 08/25/23                                     243          233
   6.750% due 10/25/23                                     456          370
   6.500% due 11/25/23                                     170          152
   7.000% due 11/17/24                                  65,731       57,922
First Boston Corp.
   8.000% due 12/01/00                                     128          126
   9.450% due 08/20/17                                      54           54
   7.500% due 04/25/21                                   1,087        1,086
First Commonwealth Savings & Loan
  10.375% due 04/01/05                                      23           24
General Electric Capital Mortgage
   8.000% due 07/25/23                                  12,979       12,921
   6.500% due 12/25/23                                   3,330        3,317
   6.500% due 03/25/24                                  11,646        9,426
   8.000% due 06/25/25                                  14,336       14,635
Glendale Federal Savings & Loan
   7.226% due 03/01/28 (d)                              12,682       12,816
Greenwich
   7.087% due 04/25/22 (d)                               3,681        3,708
   6.867% due 07/25/22 (d)                              16,406       16,471
   7.038% due 10/25/22 (d)                                 455          458
   7.119% due 04/25/23 (d)                               5,583        5,639
   7.609% due 04/25/24 (d)                              10,093       10,204
   7.810% due 06/25/24 (d)                              15,992       16,282
   8.529% due 08/25/24 (d)                              19,415       19,767
   8.244% due 11/25/24 (d)                              11,330       11,532
IMC Home Equity Loan Trust
   7.315% due 07/25/26 (d)                               2,876        2,898
Imperial CMB Trust
   5.730% due 09/25/26 (d)                              54,966       54,932
Independent National Mortgage Corp.
   9.000% due 12/25/19                                  16,796       16,956

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------

   6.650% due 10/25/24                              $    2,723   $    2,408
   7.923% due 11/25/24 (d)                              17,507       17,944
   7.069% due 07/25/25 (d)                              47,681       48,195
   7.692% due 07/25/25 (d)                              54,665       55,792
International Mortgage Acceptance Corp.
  12.250% due 03/01/14                                     787          855
J.P. Morgan & Co.
   9.000% due 10/20/20                                  12,409       13,161
Kidder Peabody
   8.390% due 05/20/18                                     541          550
   7.732% due 03/25/24 (d)                              34,254       34,738
   7.730% due 09/25/24 (d)                              20,000       20,313
Marine Midland
   8.000% due 04/25/23                                     110          112
   8.000% due 10/25/23                                     350          353
Merrill Lynch Mortgage
   9.470% due 04/27/18                                      39           40
   7.601% due 06/15/21 (d)                              10,956       10,935
   7.861% due 06/15/21 (d)                              10,283       10,228
   8.221% due 06/15/21 (d)                               2,297        2,285
   8.101% due 06/25/22                                  17,965       18,257
Morgan Stanley Mortgage
   8.971% due 10/22/15                                   1,057        1,059
   8.150% due 07/20/21                                      19           19
Nomura Asset Securitization Corp.
   7.478% due 05/25/24 (d)                              19,638       19,896
Norwest Mortgage
  12.500% due 02/01/14                                   1,511        1,613
  12.250% due 04/01/14                                     149          161
PaineWebber Mortgage
   6.000% due 04/25/09                                  11,951       10,633
   7.000% due 02/25/24                                   2,771        2,771
Prudential Bache
   6.069% due 09/01/18 (d)                                 693          692
   9.000% due 01/01/19                                     540          558
   8.400% due 03/20/21                                   4,754        4,883
Prudential Home
   7.000% due 04/25/99                                     292          291
   8.000% due 06/25/22                                  18,650       18,160
   6.900% due 03/25/23                                   1,424        1,421
   7.000% due 04/25/23                                   6,323        6,311
   7.750% due 10/25/24                                   8,000        8,128
   7.500% due 06/25/25                                  15,432       15,542
PSB Financial Corp.
  11.050% due 12/01/15                                   1,458        1,556
Residential Asset Securities Corp.
   8.000% due 10/25/24                                  20,288       20,342
   5.800% due 10/25/27 (d)                              25,000       25,000
Residential Funding
   8.081% due 02/25/07                                     173          175
   7.000% due 08/25/08                                  23,482       23,369
   6.500% due 09/25/08                                   7,000        6,393
   8.500% due 05/25/17                                     225          222
   9.000% due 01/01/20                                   2,132        2,198
   8.500% due 02/25/21                                     382          381
   8.000% due 01/25/23                                  10,000        9,968
  10.000% due 09/25/23                                   2,510        2,688
   6.750% due 11/25/23                                  40,573       32,167
   7.500% due 09/25/25                                  18,183       17,467
Resolution Trust Corp.
   7.500% due 12/15/04                                     996          996
   6.110% due 01/25/21 (d)                               1,437        1,377
   8.717% due 08/25/21 (d)                              13,329       13,535
   8.717% due 08/25/21                                   8,000        8,065
   8.719% due 08/25/21                                     183          185
   6.047% due 10/25/21 (d)                                 651          640
   8.145% due 10/25/21 (d)                                 382          388
   8.625% due 10/25/21                                     300          302
   7.437% due 01/25/22 (d)                               3,962        4,031
   7.758% due 03/25/22 (d)                               6,691        6,745
   8.499% due 05/25/22 (d)                               4,207        4,269
   6.638% due 06/25/23 (d)                              10,220       10,303
   7.500% due 08/25/23                                     507          509
  10.641% due 05/25/24 (d)                               6,330        6,527
   9.450% due 05/25/24                                  19,693       20,013
   8.150% due 06/25/24                                      84           85
   6.438% due 07/25/24 (d)                               6,502        6,526
   7.000% due 10/25/24                                      16           15
   7.100% due 12/25/24                                   1,500        1,458
   7.050% due 03/25/25                                     340          338
   7.750% due 03/25/25                                   5,000        4,961
   8.750% due 05/25/26                                   1,018        1,018
   7.345% due 07/25/28 (d)                              14,001       14,197
Ryland Acceptance Corp.
   8.650% due 05/15/00                                   8,094        7,960
   9.450% due 10/01/16                                     245          259
   7.483% due 07/25/22 (d)                              42,000       42,656
   7.809% due 08/25/22 (d)                               5,056        5,148
   8.000% due 09/25/22                                   6,257        6,281
   8.200% due 09/25/22                                     100          103
   7.128% due 08/25/29 (d)                              12,014       12,202
   6.884% due 10/25/31 (d)                              19,815       19,704
  14.000% due 11/25/31                                   2,573        2,854
Salomon Mortgage
   7.264% due 11/25/22 (d)                               2,365        2,384
   7.882% due 07/01/24 (d)                              28,322       29,048
Santa Barbara Savings
   9.500% due 11/20/18                                   6,661        6,699
Saxon Mortgage
   6.424% due 06/25/22 (d)                               1,318        1,319
   7.097% due 09/25/22 (d)                               4,857        4,933
   7.512% due 08/25/23 (d)                              52,599       53,421
   7.659% due 09/25/22 (d)                               5,378        5,447
   8.601% due 05/25/32 (d)                              20,564       20,769
Structured Asset Securities Corp.
   5.944% due 02/25/28                                  24,500       24,393
UBS Mortgage
   9.000% due 11/27/19                                   3,277        3,289
Vendee Mortgage
   7.750% due 03/15/16                                     600          603
                                                                 ----------
                                                                  2,058,362
                                                                 ==========

Other Mortgage-Backed Securities - 2.5%

Bank of America
   8.375% due 05/01/07                                       4            4
   9.000% due 03/01/08                                     121          126
Daiwa Mortgage
   7.313% due 09/25/06 (d)                               3,008        3,035
First Interstate Bancorp
   9.125% due 01/01/09                                      24           24
General Electric Credit Corp.
   8.000% due 03/01/02                                     197          201
Georgia Federal Mortgage
  10.500% due 11/01/14                                   2,611        2,696
German American Capital Corp.
   8.360% due 09/30/02                                   5,779        5,849
Great Western Savings & Loan
   5.900% due 09/25/17 (d)                                 256          249
Guardian
   7.021% due 12/25/18 (d)                                 754          647
Home Savings of America
   5.757% due 05/25/27 (d)                               4,763        4,621
Imperial Savings & Loan
  10.000% due 09/01/16                                     334          350
   8.569% due 01/25/17                                     156          157
   9.800% due 07/25/17                                     596          599

Total Return Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------

LTC Commercial Corp.
   7.100% due 11/28/12                              $    4,689   $    4,613
MDC Mortgage Funding
   8.201% due 01/25/25 (d)                               9,762        9,948
Mellon Financial Co.
  13.250% due 01/15/99                                     335          356
Merrill Lynch Mortgage
   9.250% due 12/15/09                                      70           73
Mid-State Trust
   8.330% due 04/01/30                                  36,884       38,079
OSCC Home Equity
   6.950% due 05/15/07                                     167          161
PaineWebber Mortgage
   8.115% due 11/25/23 (d)                               2,052        2,110
Resolution Trust Corp.
   7.859% due 02/25/20 (d)                                 506          381
   7.420% due 09/25/20 (d)                              17,667          839
   8.239% due 06/25/21 (d)                              14,093       14,115
   7.570% due 09/25/21 (d)                               7,562        7,652
   6.438% due 10/25/21 (d)                               1,503        1,512
   7.189% due 10/25/28 (d)                              18,792       19,015
   7.233% due 10/25/28 (d)                              36,645       37,309
   7.500% due 10/25/28                                   6,238        6,250
   7.172% due 05/25/29 (d)                               6,831        6,893
   7.592% due 05/25/29 (d)                               8,675        8,588
   7.792% due 05/25/29 (d)                               8,275        8,342
Rural Housing
   3.330% due 10/01/28                                     725          658
Ryland Acceptance Corp.
   9.000% due 12/01/16                                   1,135        1,179
  11.500% due 12/25/16                                     330          330
   7.281% due 11/28/22 (d)                               7,000        7,127
   7.822% due 09/25/23 (d)                              19,048       19,345
Salomon Mortgage
  11.500% due 09/01/15                                   2,343        2,549
Saxon Mortgage
   7.329% due 12/25/22 (d)                              19,943       20,117
Sears Mortgage
  12.000% due 02/25/14                                   1,818        1,991
   8.000% due 03/25/22                                   3,430        3,428
   7.572% due 10/25/22 (d)                               8,276        8,699
Securitized Asset Sales, Inc.
   7.516% due 10/25/23 (d)                              10,979       11,130
   7.736% due 12/26/23 (d)                              10,552       10,716
Structured Asset Securities Corp.
   9.250% due 07/01/19                                     200          199
USGI Capital
   8.500% due 11/25/07                                  12,679       12,671
Western Federal Savings & Loan
   6.624% due 11/25/18 (d)                                 492          489
   6.674% due 03/25/19 (d)                               3,711        3,707
                                                                 ----------
                                                                    289,129
                                                                 ==========

Stripped Mortgage-Backed Securities - 0.3%

Federal Home Loan Mortgage Corp. (IO)
   6.500% due 12/15/02                                     103            4
  10.038% due 09/15/05                                      78           10
   6.500% due 11/15/06                                   5,026          487
   6.500% due 03/15/07                                  11,479          929
   5.750% due 09/15/07 (d)                              18,793        1,451
   5.428% due 02/15/08 (d)                               1,264          105
  11.651% due 01/15/16                                      93           12
   6.500% due 08/15/16                                  10,563          808
   7.000% due 04/15/18                                   8,315          775
   9.993% due 11/15/18                                     300           73
   8.845% due 01/15/21                                     676          189
   9.000% due 05/15/22                                     324           84
Federal National Mortgage Assn. (IO)
  33.862% due 04/25/02                                      69            4
   6.750% due 09/25/04                                     304           19
   7.000% due 06/25/05                                     107            4
  10.458% due 07/25/05 (d)                               3,512          354
   6.500% due 07/25/06                                  14,295        1,203
   6.500% due 02/25/07                                  10,115          994
   6.500% due 07/25/07                                   2,984          273
   6.500% due 09/25/07                                  16,324        1,498
   6.500% due 10/25/07                                   4,715          471
   0.100% due 03/25/09 (d)                              72,259        1,631
   7.000% due 08/25/15                                   8,590          783
   6.500% due 08/25/20                                   2,666          667
  10.070% due 01/25/21                                     215           71
   9.032% due 08/25/21                                   3,410          807
   0.950% due 11/25/21 (d)                              74,728        1,308
   6.500% due 01/25/23                                  10,624        1,487
Federal Home Loan Mortgage Corp. (PO)
   0.000% due 06/15/21                                   9,519        8,457
   0.000% due 02/15/24                                     405          400
Federal National Mortgage Assn. (PO)
   0.000% due 09/01/07                                   1,644        1,194
   0.000% due 02/25/21                                   9,396        7,666
   0.000% due 06/25/22                                   5,698        4,760
   0.000% due 08/25/23                                     508          265
PaineWebber (IO)
  13.595%  due 08/01/19                                     400          153
                                                                  ----------
                                                                      39,396
                                                                  ----------
Total Mortgage-Backed Securities                                   6,843,558
(Cost  $6,837,218)                                                ==========

--------------------------------------------------------------------------------
 Asset-Backed Securities - 1.5%
--------------------------------------------------------------------------------

American Airlines Equipment Trust
  10.210% due 01/01/10                                    6,500        7,638
Delta Air Lines Equipment Trust
  10.500% due 01/02/07                                    7,980        9,325
  10.570% due 01/02/07                                   15,881       19,514
   9.550% due 01/02/08                                    7,773        8,819
Discover Card Trust
   7.300% due 05/21/99                                      133          134
   5.879% due 10/16/13 (d)                                  400          406
Ford Motor Credit Corp.
   5.500% due 02/15/03                                    1,300        1,235
MBNA Master Credit Card Trust
   6.050% due 11/15/02                                      245          241
NationsBank Corp.
   5.850% due 06/15/02                                      971          970
Standard Credit Card Master Trust
   6.750% due 06/07/00                                      290          293
   7.250% due 04/07/08                                      300          302
Student Loan Marketing Assn.
   5.895% due 04/25/04 (d)                               43,519       43,585
United Air Lines Equipment Trust
   9.200% due 03/22/08                                    4,610        4,967
  10.360% due 11/13/12                                    7,000        8,327
  10.020% due 03/22/14                                    4,500        5,156
  10.850% due 07/05/14                                   34,111       41,059
  10.125% due 03/22/15                                   14,300       16,383
   9.060% due 06/17/15                                    5,000        5,342
   9.210% due 01/21/17                                    2,000        2,161
                                                                  ----------
Total Asset-Backed Securities                                        175,857
(Cost  $171,429)                                                  ==========

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Sovereign Issues - 4.0%
--------------------------------------------------------------------------------

Banco Nacional de Obra y Servicios
   6.875% due 10/01/98                              $   19,500   $   19,169
Commonwealth of Canada
   5.250% due 10/17/96                                   2,000        1,995
Kingdom of Sweden
  10.250% due 11/01/15                                     500          614
Petroleos Mexicanos
   8.750% due 03/05/97                                   3,500        3,516
Province of Newfoundland
   9.000% due 06/01/19                                     500          562
Province of Nova Scotia
   9.375% due 07/15/02                                   1,000        1,110
Province of Ontario
   7.750% due 06/04/02                                     200          209
   7.000% due 08/04/05                                   1,000          995
Province of Quebec
   7.500% due 07/15/02                                   6,000        6,145
Province of Saskatchewan
   9.125% due 02/15/21                                   3,000        3,502
Republic of Argentina
   7.850% due 11/15/96                                  25,000       24,727
   7.850% due 01/17/97                                  20,000       19,484
   5.547% due 09/01/97 (d)                               1,100        1,098
   6.625% due 03/31/05 (d)                             264,453      221,149
   5.000% due 03/31/23 (d)                              90,000       52,538
United Mexican States
   6.250% due 12/31/19                                  89,000       61,633
   6.352% due 12/31/19 (d)                               2,000        1,685
   6.398% due 12/31/19 (d)                              10,000        8,425
   6.453% due 12/31/19 (d)                              39,000       32,858
                                                                 ----------
Total Sovereign Issues                                              461,414
(Cost $402,007)                                                  ==========

--------------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c) (f) - 1.7%
--------------------------------------------------------------------------------

City of Montreal
  11.500% due 09/20/00                             C$    7,000        6,044
Commonwealth of Canada
   0.000% due 11/07/96                                     430          314
   6.500% due 06/01/04                                   1,000          717
   4.250% due 12/01/26                                  50,642       35,481
Commonwealth of New Zealand
   6.500% due 02/15/00                                 160,000      106,535
  10.000% due 03/15/02                                  40,000       30,241
Kingdom of Netherlands
   6.250% due 07/15/98                                  15,000        9,173
Petroleos Mexicanos
   7.750% due 09/30/98                             FF    5,000          995
Reynolds R.J.
   6.875% due 11/22/00                             DM    9,500        6,382
                                                                 ----------
Total Foreign Currency-
Denominated Issues                                                  195,882
(Cost $211,512)                                                  ==========

--------------------------------------------------------------------------------
 OTC Interest Rate Caps - 0.0%
--------------------------------------------------------------------------------

3 Month Libor
   Strike @ 85.50 Exp. 06/16/97                     $2,454,000           61
                                                                 ----------
Total OTC Interest Rate Caps                                             61
(Cost $61)                                                       ==========

--------------------------------------------------------------------------------
 Purchased CME Put Options - 0.0%
--------------------------------------------------------------------------------

Eurodollar December Futures
   Strike @ 91.25 Exp. 12/16/96                    $12,800,000   $      320
Eurodollar December Futures
   Strike @ 91.50 Exp. 12/16/96                      1,200,000           30
                                                                 ----------
Total Purchased CME Put Options                                         350
(Cost $256)                                                      ==========

--------------------------------------------------------------------------------
 Purchased OTC Call Options - 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Note
   5.625% due 11/00/00
   Strike @ 89.81 Exp. 10/28/96                         50,000        3,574
U.S. Treasury Note
   5.625% due 02/01/00
   Strike @ 90.125 Exp. 10/07/96                        25,000        1,653
                                                                 ----------
Total Purchased OTC Call Options                                      5,227
(Cost $4,939)                                                    ==========

--------------------------------------------------------------------------------
 Preferred Stock - 0.1%
--------------------------------------------------------------------------------

                                                        Shares

Banco Bilbao Vizcaya International                     266,217        7,521
Cleveland Electric Illuminating Co.                      2,808          282
First Nationwide Bank                                   50,000        5,675
                                                                 ----------
Total Preferred Stock                                                13,478
(Cost $12,851)                                                   ==========

--------------------------------------------------------------------------------
 Short-Term Instruments - 6.1%
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                       (000's)

Discount Notes - 2.6%

Abbott Laboratories
   5.320% due 10/24/96                              $   22,500       22,424
Caisse d'Amortissement
   5.310% due 10/07/96                                     400          400
   5.350% due 10/28/96                                     500          498
   5.340% due 11/21/96                                   3,800        3,770
   5.350% due 11/27/96                                   1,000          992
Canadian Wheat Board
   5.220% due 10/01/96                                  10,000       10,000
Coca-Cola Co.
   5.270% due 10/28/96                                   3,800        3,785
Dow Jones, Inc.
   5.300% due 11/26/96                                     300          298
E.I. Du Pont de Nemours
   5.330% due 11/20/96                                  32,500       32,259
Electricite de France
   5.280% due 11/26/96                                  11,800       11,703
Federal Home Loan Mortgage Corp.
   5.370% due 11/13/96                                     970          964
Federal National Mortgage Assn.
   5.260% due 11/07/96                                  14,600       14,521
Ford Motor Credit Corp.
   5.440% due 10/04/96                                  36,000       35,984
   5.330% due 10/24/96                                   6,900        6,877
   5.310% due 11/08/96                                   3,500        3,480
   5.310% due 11/19/96                                   6,000        5,957
   5.330% due 12/09/96                                   3,700        3,662
General Motors Acceptance Corp.
   5.320% due 11/25/96                                  52,900       52,470
Hewlett-Packard Co.
   5.400% due 11/27/96                                   6,900        6,841
Illinois Tool Works
   5.310% due 11/26/96                                   2,300        2,281

Total Return Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount         Value
                                                       (000's)       (000's)
--------------------------------------------------------------------------------

Kellog Co.
   5.280% due 11/04/96                              $    5,000   $     4,975
Mobil Australia
   5.340% due 10/16/96                                   1,000           998
   5.350% due 10/25/96                                  13,400        13,352
National Rural Utilities Cooperative
   5.400% due 11/13/96                                   3,000         2,981
   5.280% due 11/22/96                                   3,600         3,573
Ontario Hydro
   5.300% due 10/31/96                                  30,000        29,868
Pfizer, Inc.
   5.280% due 10/09/96                                  20,400        20,376
Proctor & Gamble Co.
   5.280% due 12/03/96                                     300           297
                                                                 -----------
                                                                     295,586
                                                                 ===========

Repurchase Agreements - 1.8%

Daiwa Securities America
   5.750% due 10/01/96                                 107,000       107,000
   (Dated 09/30/96. Collateralized
   by U.S. Treasury Bond 7.500%
   due 11/15/01 valued at $54,057,065
   and U.S. Treasury Bond
   7.250% due 02/15/98 valued
   at $58,578,730. Repurchase
   proceeds are $107,017,090.)
Goldman Sachs & Co.
   5.730% due 10/01/96                                  67,000        67,000
   (Dated 09/30/96. Collateralized by
   U.S. Treasury Bond 12.375%
   due 05/15/04 valued at $68,445,117.
   Repurchase proceeds are $67,010,664.)
State Street Bank
   4.750% due 10/01/96                                  37,208        37,208
   (Dated 09/30/96. Collateralized
   by U.S. Treasury Bond 8.75%
   due 05/15/17 valued at $37,955,446.
   Repurchase proceeds are $37,212,909.)
                                                                 -----------
                                                                     211,208
                                                                 ===========

U.S. Treasury Bills - 1.7%

   5.093% due 10/17/96-11/14/96 (b)(g)                 101,025        95,164
   5.513% due 01/09/97-06/26/97 (g)                    100,810       102,375
                                                                 -----------
                                                                     197,539
                                                                 ===========

Total Short-Term Instruments                                         704,333
(Cost $709,499)                                                  ===========

Total Investments (a) - 109.9%                                   $12,659,993
(Cost $12,591,994)

Written Options (e) - (0.0%)                                          (9,081)
(Premiums $21,031)

Other Assets and Liabilities (Net) - (9.9%)                       (1,141,973)
                                                                 -----------

Net Assets - 100.0%                                              $11,508,939
                                                                 ===========

Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there was an excess
    of value over tax cost.                                      $   149,581

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                          (81,582)
                                                                 -----------
    Unrealized appreciation-net                                  $    67,999
                                                                 ===========

(b) Securities with an aggregate market value of $95,164 have been segregated with the custodian to cover margin
    requirements for the following open future contracts
    at September 30, 1996:
                                                                  Unrealized
Type                                             Contracts      Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (12/96)                    2,199       $     2,837
U.S. Treasury 10 Year Note (12/96)                  22,401            21,939
U.S. Treasury 30 Year Bond (12/96)                  11,237            11,745
Eurodollar June Futures (6/97)                       6,638             7,738
                                                                 -----------
                                                                 $    44,259
                                                                 ===========

(c) Foreign forward currency contracts outstanding at September 30, 1996:
                                Principal
                                   Amount                         Unrealized
                               Covered by       Expiration     Appreciation/
Type                             Contract            Month    (Depreciation)
--------------------------------------------------------------------------------
Sell                     A$        53,883            10/96         $      19
Sell                     BP         7,542            11/96               (16)
Buy                      C$        69,500            10/96                95
Sell                               69,500            10/96               133
Buy                               290,322            11/96               547
Sell                              290,322            11/96              (471)
Buy                               128,500            03/97               845
Sell                              128,500            03/97              (457)
Buy                                25,000            04/97               172
Sell                               25,000            04/97               (63)
Buy                                50,176            05/97              (289)
Sell                               58,200            05/97               370
Sell                               35,178            09/97              (167)
Buy                      DG           102            12/96                (2)
Buy                      DM       524,125            12/96            (1,572)
Sell                              413,306            12/96            19,900
Buy                               361,008            01/97            (1,320)
Sell                              361,008            01/97            11,986
Buy                                65,330            02/97               (31)
Sell                               65,330            02/97             1,406
Buy                                30,310            04/97               (22)
Sell                               40,043            04/97               690
Sell                     FF         5,735            12/96                 1
Sell                     JY     3,162,267            12/96               826
Sell                     N$        22,340            11/96              (311)
                                                                 -----------
                                                                 $    32,269
                                                                 ===========

(d) Variable rate security. The rate listed is as of September 30, 1996.

(e) Premiums received on Written Put Options:

                                                   Premium           Market
Type                                     Par      Received            Value
--------------------------------------------------------------------------------
CME Eurodollar March Futures
  Strike @ 93.00 Exp. 03/17/97     3,610,000      $  1,456       $      226
CME Eurodollar March Futures
  Strike @ 93.50 Exp. 03/17/97     1,650,000         1,211              330
CME Eurodollar March Futures
  Strike @ 94.00 Exp. 03/17/97     4,000,000         4,279            2,200
CME Eurodollar June Futures
  Strike @ 93.00 Exp. 06/16/97       300,000           223               68
CME Eurodollar June Futures
  Strike @ 93.25 Exp. 06/16/97     1,200,000         1,059              390
CME Eurodollar June Futures
  Strike @ 93.50 Exp. 06/16/97    12,235,000        11,971            5,811
CME Eurodollar December Futures
  Strike @ 93.50 Exp. 12/16/96     2,250,000           832               56
                                                  -------------------------
                                                  $ 21,031       $    9,081
                                                  =========================

(f) Principal amount denoted in indicated currency:

         A$ - Australian Dollar
         BP - British Pound
         C$ - Canadian Dollar
         DG - Dutch Guilder
         DM - German Mark
         FF - French Franc
         JY - Japanese Yen
         N$ - New Zealand Dollar

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Security becomes interest bearing at a future date.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
Total Return Fund II

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes - 18.5%
--------------------------------------------------------------------------------

Banking and Finance - 5.5%

Citicorp
   5.513% due 01/30/98 (c)                          $    5,000   $    4,993
   5.688% due 05/29/98 (c)                               5,000        4,993
First Interstate Bancorp
   5.881% due 06/25/97 (c)                                 250          250
General Motors Acceptance Corp.
   6.750% due 04/25/97                                  10,000       10,059
   7.900% due 05/01/97                                     500          506
Great Western Financial
   8.625% due 12/01/98                                   3,000        3,107
Lehman Brothers Holdings
   8.875% due 11/01/98                                     500          522
                                                                 ----------
                                                                     24,430
                                                                 ==========

Industrials - 9.0%

AMR Corp.
   7.750% due 12/01/97                                  10,000       10,143
   9.430% due 05/10/01                                   1,000        1,085
   8.900% due 02/26/07                                   6,450        6,921
Time Warner, Inc.
   6.460% due 08/15/00 (c)                               5,575        5,575
   7.975% due 08/15/04                                   3,345        3,380
   8.110% due 08/15/06                                   6,690        6,665
   8.180% due 08/15/07                                   6,690        6,760
                                                                 ----------
                                                                     40,529
                                                                 ==========

Utilities - 4.0%

Commonwealth Edison
   8.000% due 10/15/03                                   7,550        7,573
CTC Mansfield Funding
  11.125% due 09/30/16                                   2,500        2,650
Illinois Power Co.
   5.850% due 10/01/96                                   1,000        1,000
Long Island Lighting Co.
   9.000% due 11/01/22                                   7,250        6,746
                                                                 ----------
                                                                     17,969
                                                                 ----------
Total Corporate Bonds and Notes                                      82,928
(Cost $80,635)                                                   ==========

--------------------------------------------------------------------------------
 U.S. Treasury Notes - 24.7%
--------------------------------------------------------------------------------

   6.125% due 05/31/97                                  50,000       50,171
   5.875% due 07/31/97                                  60,000       60,094
                                                                 ----------
Total U.S. Treasury Notes                                           110,265
(Cost $110,090)                                                  ==========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 69.2%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 8.9%

   6.500% due 11/13/26                                     250          235
   7.250% due 03/01/06                                     456          457
   7.479% due 02/01/23 (c)                               1,775        1,837
   7.500% due 11/13/26                                   5,500        5,442
   7.545% due 04/01/29 (c)                               3,437        3,536
   7.962% due 12/01/22 (c)                              18,159       18,756
   8.000% due 04/1/25-12/01/25(e)                        8,925        9,025
   8.250% due 03/1/08-05/01/08(e)                          273          281
   8.500% due 12/01/01                                       7            7
   9.500% due 02/01/11                                     176          188
  10.000% due 06/01/11                                      33           35
  10.500% due 04/01/01                                     155          164
  15.500% due 06/01/11                                       3            3
                                                                 ----------
                                                                     39,966
                                                                 ==========

--------------------------------------------------------------------------------
Federal Housing Administration - 0.2%

   5.596% due 10/01/19                                  $  384   $      385
   8.829% due 05/01/19                                     620          649
                                                                 ----------
                                                                      1,034
                                                                 ==========

Federal National Mortgage Association - 10.9%

   6.993% due 02/01/23 (c)                               6,082        6,169
   7.000% due 08/01/09                                     473          472
   7.355% due 07/01/20 (c)                               1,844        1,900
   7.394% due 04/01/24 (c)                               4,009        4,128
   7.487% due 12/01/23 (c)                               2,009        2,073
   7.500% due 04/01/24                                  16,541       16,429
   7.600% due 01/01/24 (c)                               4,916        5,087
   7.689% due 10/01/24 (c)                               2,911        3,018
   7.750% due 10/01/07                                     533          536
   8.000% due 10/01/05                                     590          602
   8.500% due 07/1/03-08/01/07(e)                        5,751        5,959
   9.000% due 12/01/01                                   1,568        1,637
  11.000% due 09/01/10                                     303          335
  13.750% due 10/1/10-01/01/13(e)                          147          172
  14.500% due 03/01/13                                      10           12
  14.750% due 10/1/12-11/01/12(e)                           42           49
                                                                 ----------
                                                                     48,578
                                                                 ==========

Government National Mortgage Association - 27.5%

   5.500% due 01/20/26 (c)                               2,947        2,887
   6.500% due 01/20/25(c)                                3,791        3,837
   6.500% due 10/17/26                                  30,000       28,050
   7.000% due 10/17/26-11/19/26 (e)                     80,000       76,938
   7.125% due 06/20/23 (c)                               6,660        6,764
   7.250% due 09/20/24 (c)                               3,757        3,805
   7.500% due 03/15/24                                     418          415
  12.000% due 10/15/12-06/15/15 (e)                         67           77
                                                                 ----------
                                                                    122,773
                                                                 ==========

Collateralized Mortgage Obligations - 19.8%

AFC Home Equity Loan Trust
   7.328% due 10/25/26 (c)                               5,633        5,681
American Southwest Financial
   8.450% due 09/01/17                                     246          245
Capstead
   8.900% due 12/25/21                                     807          828
Chase Mortgage Financial Corp.
   8.000% due 06/25/24                                     408          412
Citicorp Mortgage
   9.500% due 07/01/04                                      38           39
   9.500% due 10/25/04                                     133          138
Collateralized Mortgage Securities Corp.
   9.000% due 04/25/10                                  15,524       15,760
Donaldson, Lufkin & Jenrette
  11.000% due 08/01/19                                     435          482
Federal Home Loan Mortgage Corp.
   8.800% due 12/01/15                                     290          305
   9.000% due 12/15/20                                   3,820        4,011
   7.000% due 07/15/22                                  12,788       11,344
Federal National Mortgage Assn.
   7.000% due 04/25/15                                     236          237
   8.500% due 03/25/17                                     751          759
   9.000% due 09/25/18                                   1,467        1,513
   9.250% due 07/25/19                                   7,247        7,521
Guaranteed Mortgage Corp.
   9.300% due 07/20/19                                   1,000        1,062
Independent National Mortgage Corp.
   7.842% due 11/25/24 (c)                               8,135        8,260
   7.923% due 11/25/24 (c)                               7,429        7,614
Norwest Mortgage
  12.375% due 01/01/14                                     507          546

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

Residential Funding
  10.000% due 10/01/19                              $       35   $       36
Ryland Acceptance Corp.
   8.000% due 09/25/22                                   6,037        6,060
Saxon Mortgage
   7.659% due 09/25/22 (c)                               4,408        4,465
   7.445% due 01/25/23 (c)                               6,834        6,902
Sears Mortgage
   8.250% due 09/25/31                                      55           55
   8.601% due 05/25/32 (c)                               4,173        4,215
U.S. Home Equity
   8.500% due 04/15/21                                      36           37
                                                                 ----------
                                                                     88,527
                                                                 ==========

Other Mortgage-Backed Securities - 1.9%

Bank of America
   9.000% due 03/01/08                                     101          104
Dime Savings
   7.079% due 11/01/18 (c)                                 194          178
Federal Home Loan Mortgage Corp.
  11.875% due 06/15/13                                     327          357
Ryland Acceptance Corp.
   7.822% due 09/25/23 (c)                               6,926        7,035
Security Pacific National Bank
   8.500% due 03/01/17                                       4            4
Western Federal Savings & Loan
   6.674% due 03/25/19 (c)                                 802          802
                                                                 ----------
                                                                      8,480
                                                                 ----------
Total Mortgage-Backed Securities                                    309,358
(Cost $309,086)                                                  ==========

--------------------------------------------------------------------------------
 Asset-Backed Securities - 1.7%
--------------------------------------------------------------------------------

United Air Lines Equipment Trust
   9.190% due 12/24/13                                   7,213        7,375
                                                                 ----------
Total Asset-Backed Securities                                         7,375
(Cost $7,872)                                                    ==========

--------------------------------------------------------------------------------
 Purchased CME Put Options - 0.0%
--------------------------------------------------------------------------------

Eurodollar December Futures
   Strike @ 91.25 Exp. 12/16/96                         550,000          19
Eurodollar March Futures
   Strike @ 91.50 Exp. 03/17/97                         750,000          14
                                                                 ----------
Total Purchased CME Put Options                                          33
(Cost $27)                                                       ==========

--------------------------------------------------------------------------------
 Purchased OTC Call Option - 0.8%
--------------------------------------------------------------------------------

U.S. Treasury Note
   6.250% due 4/30/01
   Strike @ 91.73 Exp. 11/01/96                         50,000        3,598
                                                                 ----------
Total Purchased OTC Call Option                                       3,598
(Cost $3,900)                                                    ==========

--------------------------------------------------------------------------------
 Short-Term Instruments - 8.6%
--------------------------------------------------------------------------------

Discount Notes - 4.5%

Dow Jones, Inc.
   5.300% due 11/26/96                                   2,900        2,876
Federal National Mortgage Assn.
   5.250% due 10/01/96                                     900          900
G.E. Capital Corp.
   5.420% due 03/03/97                                   4,700        4,592
Eli Lilly & Co.
   5.280% due 12/16/96                                   6,800        6,722
Minnesota Mining & Manufacturing Co.
   5.280% due 11/22/96                                   5,200        5,160
                                                                 ----------
                                                                     20,250
                                                                 ==========

Repurchase Agreements - 3.2%

Goldman Sachs
   5.730% due 10/01/96                                   8,200        8,200
   (Dated 09/30/96. Collateralized by
   U.S. Treasury Bond 7.125% 02/15/23
   valued at $8,373,750. Repurchase
   proceeds are $8,201,305.)

State Street Bank
   4.750% due 10/01/96                                   6,309        6,309
   (Dated 09/30/96. Collateralized by
   Federal National Mortgage Assn.
   6.580% 11/15/02 valued at $6,436,669.
                                                                 ----------
   Repurchase proceeds are $6,309,832.)                              14,509
                                                                 ==========

U.S. Treasury Bills - 0.9%

   5.054% due 10/17/96-11/21/96 (b)(e)                   4,135        4,113
                                                                 ----------

Total Short-Term Instruments                                         38,872
(Cost $38,873)                                                   ==========

Total Investments (a) - 123.5%                                   $  552,429
(Cost $550,483)

Written Options (d) - (0.2%)                                           (743)
(Premiums $1,576)

Other Assets and Liabilities (Net)-(23.3%)                         (104,387)
                                                                 ----------

Net Assets - 100.0%                                              $  447,299
                                                                 ==========

Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there was an excess value
    over tax cost.                                               $    5,736

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess value
    of tax cost over value.                                          (3,790)
                                                                 ----------

    Unrealized appreciation - net                                $    1,946
                                                                 ==========

(b) Securities with an aggregate market value of $4,113 have been segregated with the custodian to cover margin requirements for the following open future contracts at September 30, 1996:
                                                                 Unrealized
Type                                                Contracts  Appreciation
--------------------------------------------------------------------------------
Eurodollar June Futures (06/97)                           200    $      250
CBOT U.S. Treasury 5 Year Note (12/96)                    267           317
CBOT U.S. Treasury 10 Year Note (12/96)                   862           696
CBOT U.S. Treasury 30 Year Bond (12/96)                    74           162
                                                                 ----------
                                                                 $    1,425
                                                                 ==========

Total Return Fund II

September 30, 1996 (unaudited)
================================================================================
(c) Variable rate security. The rate listed is as of September 30, 1996.

(d) Premiums received on Written Put Options:

                                                   Premiums          Market
Type                                       Par     Received           Value
--------------------------------------------------------------------------------
CME Eurodollar March Futures
   Strike @ 93.00 Exp. 03/17/97       $115,000      $    45      $        7
CME Eurodollar June Futures
   Strike @ 93.50 Exp. 06/16/97        250,000        1,531             736
                                                    -----------------------
                                                    $ 1,576      $      743
                                                    =======================

(e) Securities are grouped by coupon and represent a range of maturities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
Total Return Fund III

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes - 10.7%
--------------------------------------------------------------------------------

Banking and Finance - 0.8%

Coleman Holdings
   0.000% due 05/27/98 (h)                          $    1,500   $    1,294
                                                                 ----------

Industrials - 3.3%

Coastal Corp.
  10.375% due 10/01/00                                   3,000        3,353
Spieker Properties
   6.950% due 12/15/02                                   2,000        1,943
                                                                 ----------
                                                                      5,296
                                                                 ==========

Utilities - 6.6%

Cablevision Industries
  10.750% due 01/30/02                                   3,000        3,213
Cleveland Electric Illuminating Co.
   8.075% due 11/15/05                                   3,500        3,460
Niagara Mohawk Power
   5.875% due 11/01/96                                   2,640        2,637
North Atlantic Energy
   9.050% due 06/01/02                                     622          614
Texas Gas Transmission Corp.
   9.625% due 07/15/97                                     500          513
                                                                 ----------
                                                                     10,437
                                                                 ----------
Total Corporate Bonds and Notes                                      17,027
(Cost $17,108)                                                   ==========

--------------------------------------------------------------------------------
 U.S. Treasury Notes - 27.9%
--------------------------------------------------------------------------------

   6.125% due 05/31/97                                  40,000       40,138
   7.250% due 08/15/04                                   4,000        4,141
                                                                 ----------
Total U.S. Treasury Notes                                            44,279
(Cost $44,179)                                                   ==========

--------------------------------------------------------------------------------
 U.S. Government Agencies - 0.3%
--------------------------------------------------------------------------------

Federal National Mortgage Assn.
   9.150% due 04/10/98                                     300          313
   5.870% due 10/15/03                                      50           47
Government Trust Certificate - Greece
   8.000% due 05/15/98                                     174          177
                                                                 ----------
Total U.S. Government Agencies                                          537
(Cost $526)                                                      ==========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 47.3%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 2.2%

   7.962% due 12/01/22 (d)                               2,924        3,020
   8.000% due 02/01/06                                     406          415
                                                                 ----------
                                                                      3,435
                                                                 ==========

Federal National Mortgage Association - 6.8%

   6.070% due 07/01/17 (d)                                 109          108
   6.073% due 02/01/27-12/01/27 (d)(g)                   3,852        3,817
   6.076% due 08/01/29 (d)                                 130          129
   7.500% due 04/01/24                                   4,135        4,107
   7.575% due 07/01/23 (d)                               1,383        1,433
   8.250% due 07/01/17                                     177          181
   8.500% due 02/01/07                                     916          948
   9.000% due 07/01/05                                      57           60
                                                                 ----------
                                                                     10,783
                                                                 ==========

Government National Mortgage Association - 17.5%

   5.500% due 01/20/26 (d)                               1,965        1,925
   6.500% due 11/19/26                                  15,000       14,006
   7.000% due 10/20/24-11/20/24 (d)(g)                   7,581        7,708
   7.125% due 06/20/22 (d)                               4,125        4,180
                                                                 ----------
                                                                     27,819
                                                                 ==========

Collateralized Mortgage Obligations - 15.7%

Chase Mortgage Financial Corp.
   9.500% due 04/25/24                                     180          181
CMC Securities Corp.
   7.507% due 04/25/25 (d)                               3,692        3,752
Collateralized Mortgage Trust
   8.000% due 01/01/17                                   5,332        5,440
Federal Home Loan Mortgage Corp.
   8.000% due 05/15/00                                      97           99
   8.000% due 02/15/15                                   2,357        2,407
   7.500% due 04/15/19                                   1,031        1,035
Federal National Mortgage Assn.
   7.750% due 07/25/19                                     335          341
Greenwich
   8.244% due 11/25/24 (d)                               1,570        1,598
PNC Mortgage Securities Corp.
   7.500% due 06/25/10                                   1,019        1,020
Residential Accredit Loans, Inc.
   7.050% due 01/25/26                                   2,000        1,854
   7.250% due 01/25/26                                   3,000        2,748
Residential Funding
   9.000% due 07/01/21                                     563          566
Resolution Trust Corp.
   8.835% due 12/25/23                                   2,500        2,532
Sears Mortgage
   8.601% due 05/25/32 (d)                               1,252        1,265
                                                                 ----------
                                                                     24,838
                                                                 ==========

Other Mortgage-Backed Securities - 3.7%

Guardian
   6.797% due 07/25/20 (d)                               1,389          966
Resolution Trust Corp.
   8.625% due 10/25/21                                     244          245
   7.792% due 05/25/29 (d)                               2,844        2,867
Ryland Acceptance Corp.
   7.822% due 09/25/23 (d)                               1,732        1,758
                                                                 ----------
                                                                      5,836
                                                                 ==========

Stripped Mortgage-Backed Securities - 1.4%

Federal Home Loan Mortgage Corp. (IO)
   6.500% due 04/15/22                                   8,554        1,127
Resolution Trust Corp. (PO)
   0.000% due 09/25/00                                   1,239        1,127
                                                                 ----------
                                                                      2,254
                                                                 ----------
Total Mortgage-Backed Securities                                     74,965
(Cost $75,566)                                                   ==========

--------------------------------------------------------------------------------
 Sovereign Issues - 2.9%
--------------------------------------------------------------------------------

Republic of Argentina
   6.625% due 03/31/05 (d)                               3,960        3,286
Province of Quebec
   8.800% due 04/15/03                                   1,000        1,085
                                                                 ----------
Total Sovereign Issues                                                4,371
(Cost $3,702)                                                    ==========

--------------------------------------------------------------------------------
 Foreign Currency - Denominated Issues (c) (f) - 3.4%
--------------------------------------------------------------------------------

Commonwealth of Canada
   8.500% due 04/01/02                             C$    2,000        1,607
   8.750% due 12/01/05                                   2,520        2,059
Province of Saskatchewan
  11.000% due 01/09/01                                   2,000        1,726
                                                                 ----------
Foreign Currency-Denominated Issues                                   5,392
(Cost $5,186)                                                    ==========

Total Return Fund III

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Purchased CME Put Options - 0.0%
--------------------------------------------------------------------------------

Eurodollar December Futures
   Strike @ 93.5 Exp. 12/19/96                      $      625   $        6
   Strike @ 93.5 Exp. 12/19/96                             125            1
Eurodollar March Futures
   Strike @ 93.5 Exp. 3/21/97                              788            8
                                                                 ----------
Total Purchased CME Put Options                                          15
(Cost $13)                                                       ==========

--------------------------------------------------------------------------------
 Short-Term Instruments - 14.7%
--------------------------------------------------------------------------------

Discount Notes - 11.9%

AT&T Corp.
   5.250% due 11/12/96                                   1,300        1,292
Caisse d'Amortissement
   5.320% due 11/20/96                                     500          496
   5.310% due 11/25/96                                   3,900        3,868
   5.300% due 12/13/96                                   2,000        1,978
Canadian Wheat Board
   5.250% due 11/13/96                                     500          497
Federal National Mortgage Assn.
   5.220% due 10/15/96                                     500          499
   5.210% due 11/07/96                                     800          796
Ford Motor Credit Co.
   5.340% due 11/13/96                                   1,200        1,192
General Electric Capital Corp.
   5.320% due 10/08/96                                     900          899
   5.310% due 11/06/96                                     500          497
   5.280% due 11/12/96                                     600          597
   5.300% due 11/12/96                                     400          398
Motorola, Inc.
   5.270% due 11/12/96                                   3,000        2,982
National Rural Utilities Cooperative
   5.340% due 11/13/96                                   2,000        1,987
Proctor & Gamble Co.
   5.270% due 10/08/96                                     900          899
                                                                 ----------
                                                                     18,877
                                                                 ==========

Repurchase Agreement - 1.7%

State Street Bank
   4.750% due 10/01/96                                   2,620        2,620
   (Dated 09/30/96. Collateralized by
   Federal National Mortgage Assn. 6.580%
   11/15/02 valued at $2,677,391.
   Repurchase proceeds are $2,620,346.)

U.S. Treasury Bills - 1.1%

   5.127% due 10/17/96-11/21/96 (b)(g)                   1,830        1,820
                                                                 ----------

Total Short-Term Instruments                                         23,317
(Cost $23,318)                                                   ==========

Total Investments (a) - 107.2%                                   $  169,903
(Cost $169,598)

Written Options (e) - (0.2%)                                           (287)
(Premiums $556)

Other Assets and Liabilities (Net) - (7.0%)                         (11,111)
                                                                 ----------

Net Assets - 100.0%                                              $  158,505
                                                                 ==========

================================================================================

Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                      $    1,723

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                          (1,418)
                                                                 ----------

    Unrealized appreciation-net                                  $      305
                                                                 ==========

(b) Securities with an aggregate market value of
    $1,820 have been segregated with the custodian
    to cover margin requirements for the following
    open future contracts at September 30, 1996:
                                                                 Unrealized
Type                                            Contracts      Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (12/96)                     100        $       88
U.S. Treasury 10 Year Note (12/96)                    538               656
U.S. Treasury 30 Year Bond (12/96)                    100                94
Eurodollar June Futures (06/97)                       200             1,000
                                                                 ----------
                                                                 $    1,838
                                                                 ==========

(c) Foreign forward currency contracts outstanding
    at September 30, 1996:
                               Principal
                                  Amount                         Unrealized
                                 Covered       Expiration     Appreciation/
Type                         by Contract            Month    (Depreciation)
--------------------------------------------------------------------------------
Sell                       C$    1,300              10/96        $        2
Sell                             4,325              11/96                (6)
Buy                        DM    4,495              01/97               (31)
Sell                             4,495              01/97               171
                                                                 ----------
                                                                 $      136
                                                                 ==========

(d) Variable rate security. The rate listed is as of September 30, 1996.

(e) Premiums received on Written Put Options:
                                                   Premiums          Market
Type                                     Par       Received           Value
--------------------------------------------------------------------------------
CME Eurodollar Futures
   Strike @ 93.00 Exp. 03/17/97     $ 36,000        $    14        $      2
CME Eurodollar Futures
   Strike @ 93.50 Exp. 06/16/97      600,000            542             285
                                                    -----------------------
                                                    $   556        $    287
                                                    =======================

(f) Principal amount denoted in indicated currency:

         C$ - Canadian Dollar
         DM - German Mark

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Security becomes interest bearing at a future date.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Low Duration Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes - 27.2%
--------------------------------------------------------------------------------

Banking and Finance - 9.4%

American General Finance Corp.
   7.750% due 01/15/97                              $      600   $      603
   6.000% due 02/23/98                                   1,000          996
Associates Corp. of North America
   6.750% due 07/15/97                                     625          629
   7.250% due 05/15/98                                     500          508
   7.500% due 05/15/99                                   1,000        1,023
AT&T Capital Corp.
   7.660% due 01/30/97                                     600          604
Banc One Corp.
   7.250% due 08/01/02                                     500          507
Bancomer
   8.000% due 07/07/98                                   4,000        3,980
BankAmerica Corp.
   7.200% due 09/15/02                                     100          101
Bankers Trust
   7.250% due 11/01/96                                   5,500        5,506
Banponce Corp.
   5.813% due 01/27/97 (d)                               5,000        5,003
   7.500% due 05/28/97                                   2,000        2,020
Chrysler Financial Corp.
   8.125% due 12/15/96                                  15,000       15,072
   6.100% due 11/03/97                                   2,000        1,999
   8.330% due 02/02/98                                   5,490        5,634
   6.280% due 07/17/98                                   3,000        2,994
Citicorp
   5.513% due 01/30/98 (d)                               1,000          999
   5.688% due 05/29/98 (d)                               8,000        7,989
Comercia Bank
   6.750% due 05/12/98                                     500          504
Commercial Credit
   5.500% due 05/15/98                                   1,000          984
Den Danske Bank
   6.850% due 06/23/00 (d)                               1,000        1,007
Discover Credit Corp.
   7.760% due 05/13/97                                   5,000        5,051
Ford Motor Credit Corp.
   7.875% due 01/15/97                                     700          704
   6.800% due 08/15/97                                   1,200        1,208
   6.520% due 02/03/98                                   1,000        1,004
General Motors Acceptance Corp.
   8.000% due 10/01/96                                     500          500
   6.226% due 10/15/96 (d)                              16,000       16,040
   7.650% due 12/17/96                                     425          427
   8.250% due 01/13/97                                   9,000        9,073
   8.000% due 01/23/97                                  17,000       17,137
   7.750% due 01/24/97                                   2,500        2,518
   7.625% due 02/28/97                                  10,000       10,069
   7.750% due 04/15/97                                  13,834       13,969
   7.000% due 08/19/97                                     175          176
Kansallis-Osake
   7.860% due 09/30/43 (d)                              13,500       13,892
Lehman Brothers, Inc.
   7.000% due 05/15/97                                     500          503
   7.375% due 08/15/97                                     500          505
Manufacturers Hanover Corp.
   5.438% due 04/30/97 (d)                               6,000        5,987
Norwest Financial, Inc.
   6.400% due 11/15/96                                  15,000       15,026
Salomon, Inc.
   5.200% due 01/20/97                                     750          748
   8.850% due 02/10/97                                   2,000        2,019
   8.670% due 02/13/97                                   1,500        1,515
   5.930% due 03/17/97                                  12,590       12,588
   7.000% due 01/20/98                                   2,500        2,518
   6.125% due 08/18/98                                  12,820       12,757

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================
   7.125% due 08/01/99                              $    1,000   $    1,006
SGE Associates
   8.070% due 07/20/00                                  20,586       20,650
Signet Banking Corp.
   5.625% due 05/15/97 (d)                               2,095        2,087
   5.875% due 04/15/98 (d)                               2,865        2,850
Society Bank
   6.875% due 10/15/96                                  19,375       19,389
Transamerica Financial
   6.940% due 04/27/98                                     700          706
Wachovia Bank
   4.625% due 12/13/96                                   1,000          999
                                                                 ----------
                                                                    252,283
                                                                 ==========

Industrials - 11.6%

Americo
   6.850% due 09/18/98                                   7,000        7,003
AMR Corp.
   7.600% due 01/27/97                                   2,000        2,012
   6.500% due 03/15/97                                   3,075        3,085
   9.500% due 07/15/98                                   1,000        1,047
   9.270% due 08/13/98                                   2,000        2,089
   8.100% due 11/01/98                                   2,000        2,058
   8.730% due 11/02/98                                   3,000        3,113
   9.910% due 03/01/01                                   2,500        2,740
  10.000% due 03/07/01                                   4,000        4,398
   9.440% due 05/15/01                                   5,000        5,401
   9.125% due 10/24/01                                   1,000        1,071
Arkla, Inc.
   9.875% due 04/15/97                                  11,500       11,733
   9.200% due 12/18/97                                   1,000        1,030
Bausch & Lomb
   6.480% due 12/17/97                                     275          276
Coastal Corp.
  10.375% due 10/01/00                                   5,000        5,588
Consolidated Natural Gas Co.
   8.750% due 06/01/99                                     400          423
Delta Air Lines
   7.790% due 12/01/98                                   4,449        4,534
E.I. Du Pont de Nemours
   8.500% due 02/10/98                                     100          103
Enserch Corp.
   8.875% due 03/15/01                                   3,000        3,075
First Brands Corp.
   9.125% due 04/01/99                                   3,000        3,045
Ford Motor Co.
   9.250% due 07/15/97                                  14,900       15,264
   9.000% due 09/15/01                                     500          543
Minnesota Mining & Manufacturing
   6.250% due 03/29/99                                     200          199
Nabisco, Inc.
   8.300% due 04/15/99                                   2,900        3,012
   8.000% due 01/15/00                                  16,675       17,217
News America Holdings Corp.
  12.000% due 12/15/01                                   4,805        5,144
Pepsico, Inc.
   7.000% due 10/14/99                                     600          600
Pfizer, Inc.
   6.500% due 02/01/97                                     500          501
Philip Morris Co.
   8.750% due 12/01/96                                   8,250        8,287
   7.500% due 03/15/97                                     250          252
Sears Roebuck & Co.
   9.250% due 04/15/98                                   5,750        5,994
Time Warner, Inc.
   7.450% due 02/01/98                                  27,410       27,774
   6.460% due 08/15/00 (d)                              35,787       35,788
   7.975% due 08/15/04                                  21,247       21,470

Low Duration Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------

   8.110% due 08/15/06                              $   42,495   $   42,340
   8.180% due 08/15/07                                  42,495       42,940
Transco Energy
   9.375% due 08/15/01                                   1,000        1,096
United Air Lines
   6.750% due 12/01/97                                  11,875       11,881
USX Corp.
   7.750% due 01/21/98                                   2,000        2,024
Varity Corp.
  11.375% due 11/15/98                                   4,650        4,677
                                                                 ----------
                                                                    310,827
                                                                 ==========

Utilities - 6.2%

Alabama Power
   7.250% due 08/01/07                                     100           99
Bell Atlantic Financial
   6.000% due 06/01/98                                     500          497
Cablevision Industries
  10.750% due 01/30/02                                   2,000        2,142
Carolina Power & Light
   7.900% due 12/27/96                                  16,300       16,400
Central Power & Light
   6.625% due 01/01/98                                     100          100
Cleveland Electric Illuminating Co.
   9.450% due 12/01/97                                  11,400       11,697
   8.330% due 10/30/98                                   1,500        1,525
   9.300% due 07/26/99                                   1,500        1,564
   9.375% due 03/01/17                                   3,000        2,957
CMS Energy
   9.500% due 10/01/97 (d)                              23,175       23,704
Commonwealth Edison
   5.750% due 12/01/96                                   2,000        1,999
   8.875% due 05/15/97                                   7,000        7,107
Consumers Power Co.
   8.750% due 02/15/98                                   5,000        5,123
CTC Mansfield Funding
  11.125% due 09/30/16                                   7,985        8,465
Detroit Edison
   6.000% due 12/01/96                                   4,040        4,040
Gulf States Utilities
   6.670% due 11/01/96                                   2,500        2,505
Long Island Lighting Co.
   8.750% due 02/15/97                                   1,000        1,008
   7.625% due 04/15/98                                   3,000        3,015
   7.300% due 07/15/99                                   3,000        2,956
   6.250% due 07/15/01                                   2,275        2,104
Louisiana Power & Light Co.
   7.740% due 07/01/02                                  10,500       10,586
  10.300% due 01/02/05                                   2,940        3,026
Mississippi Power & Light
   8.800% due 04/01/05                                   1,000        1,013
New York State Electric
   6.500% due 09/01/98                                   2,350        2,346
North Atlantic Energy
   9.050% due 06/01/02                                   4,702        4,643
Northern States Power Co.
   5.875% due 10/01/97                                     100          100
Pennsylvania Power Co.
   9.000% due 12/01/96                                   5,500        5,523
Public Service Electric & Gas
   6.000% due 01/01/98                                   1,000          995
Texas-New Mexico Power
  11.250% due 01/15/97                                   1,938        1,965
Texas Gas Transmission Corp.
   9.625% due 07/15/97                                   9,000        9,229
Toledo Edison Co.
   9.300% due 04/01/98                                   5,000        5,145
Transcontinental Gas Pipeline
   9.000% due 11/15/96                                   4,850        4,868
   8.125% due 01/15/97                                   5,500        5,534
Triton Energy
   0.000% due 11/01/97                                   8,500        7,873
Union Electric
   5.500% due 03/01/97                                     500          499
United Illuminating
   7.375% due 01/15/98                                   1,000        1,007
   9.760% due 01/02/06                                   3,153        3,251
Western Massachusetts Electric
   6.750% due 03/01/98                                     792          790
                                                                 ----------
                                                                    167,400
                                                                 ----------
Total Corporate Bonds and Notes                                     730,510
(Cost $726,761)                                                  ==========

--------------------------------------------------------------------------------
 U.S. Treasury Obligations - 0.2%
--------------------------------------------------------------------------------

U.S. Treasury Strips (PO)
   0.000% due 10/15/96                                   2,000        1,996
   0.000% due 01/15/97                                   2,000        1,970
   0.000% due 05/15/98                                   2,000        1,812
                                                                 ----------
Total U.S. Treasury Obligations                                       5,778
(Cost $5,769)                                                    ==========

--------------------------------------------------------------------------------
 U.S. Government Agencies - 0.2%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp.
   7.300% due 10/28/02                                     100          100
   8.440% due 10/27/04                                     500          510
Federal National Mortgage Assn.
   5.200% due 07/10/98                                   1,500        1,470
Small Business Administration
   8.250% due 01/25/13 (d)                               1,790        1,882
   7.500% due 02/25/14 (d)                               1,487        1,541
Student Loan Marketing Assn.
   7.560% due 12/09/96                                     100          100
Tennessee Valley Authority
   0.000% due 10/15/98                                   1,000          882
                                                                 ----------
Total U.S. Government Agencies                                        6,485
(Cost $6,325)                                                    ==========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 67.9%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 8.5%

   5.000% due 05/01/98-08/01/98 (g)                         21           21
   5.500% due 05/01/98-04/01/07                            326          320
   6.050% due 01/01/17-06/01/17 (d)(g)                     890          880
   6.059% due 09/01/15-01/01/20 (d)(g)                   3,637        3,597
   6.059% due 11/01/26-06/01/30 (d)(g)                   3,064        3,031
   6.071% due 02/01/16 (d)                                 173          172
   6.073% due 11/01/14-08/01/19 (d)(g)                   3,126        3,093
   6.086% due 05/01/17 (d)                                 326          322
   6.091% due 01/01/30-12/01/30 (d)(g)                   4,876        4,831
   6.105% due 10/01/30 (d)                                 517          512
   6.125% due 01/01/20 (d)                                 362          359
   6.500% due 01/01/02-02/01/05 (g)                        104          103
   6.500% due 11/13/26                                  48,000       45,075
   7.000% due 01/01/17-11/13/26 (g)                     32,605       31,471
   7.195% due 02/01/20 (d)                               5,519        5,681
   7.250% due 07/01/07                                      67           67
   7.500% due 09/01/06                                     219          221
   7.500% due 10/10/26                                   1,000          989
   7.519% due 01/01/24 (d)                               3,853        3,970
   7.553% due 10/01/23 (d)                               5,227        5,387
   7.555% due 06/01/24 (d)                               2,963        3,041
   7.600% due 11/01/23 (d)                               3,618        3,731
   7.760% due 01/01/24 (d)                               5,989        6,182

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

   7.795% due 11/01/22 (d)                          $    4,533   $    4,632
   7.962% due 12/01/22 (d)                               2,924        3,020
   8.000% due 07/01/06-04/01/07 (g)                        428          437
   8.000% due 07/02/24-10/10/26 (g)                     79,026       80,021
   8.250% due 10/01/07-11/01/07 (g)                         76           77
   8.500% due 07/01/01-05/01/10 (g)                        763          785
   8.500% due 01/01/12                                      80           83
   8.500% due 10/10/26                                   1,500        1,540
   8.750% due 02/01/01-04/01/02 (g)                        218          225
   9.000% due 09/01/98-07/01/04 (g)                        267          276
   9.000% due 12/15/20                                   9,906       10,432
   9.250% due 07/01/01                                      16           16
   9.500% due 03/01/01-12/01/04 (g)                        255          267
   9.750% due 03/01/01-11/01/08 (g)                      1,706        1,817
  10.000% due 04/01/01                                      16           17
  10.500% due 07/01/00-10/01/00 (g)                         97          102
  10.500% due 10/01/10-02/01/16 (g)                         73           79
  10.750% due 10/01/00                                      73           78
  10.750% due 09/01/09-08/01/11 (g)                        792          872
  11.250% due 10/01/14                                      14           15
  11.500% due 10/01/15                                       2            3
  11.750% due 11/01/10-08/01/15 (g)                         24           27
  14.000% due 09/01/12-12/01/12 (g)                          6            8
                                                                 ----------
                                                                    227,885
                                                                 ==========

Federal Housing Administration - 0.7%

   6.950% due 04/01/14                                   1,832        1,760
   7.421% due 11/01/19                                   1,055        1,052
   7.430% due 10/01/19-12/01/21 (g)                     14,999       15,005
   9.680% due 02/01/24                                   1,185        1,234
                                                                 ----------
                                                                     19,051
                                                                 ==========

Federal National Mortgage Association - 4.1%

   6.059% due 03/01/18-02/01/19 (d)(g)                   1,021        1,013
   6.060% due 01/01/26 (d)                              11,877       11,780
   6.067% due 08/01/29 (d)                               3,517        3,489
   6.072% due 04/01/19 (d)                                 129          128
   6.073% due 03/01/28-02/01/31 (d)(g)                   6,966        6,910
   6.075% due 01/01/26 (d)                               2,069        2,054
   6.107% due 01/01/26 (d)                               5,896        5,856
   6.146% due 04/01/18 (d)                               9,360        9,214
   6.500% due 06/01/08                                      48           45
   7.000% due 12/01/06-09/01/07 (g)                        104          101
   7.323% due 01/01/24 (d)                               9,793       10,100
   7.516% due 04/01/24 (d)                               8,148        8,412
   7.637% due 10/01/24 (d)                              17,576       18,214
   7.638% due 07/01/23 (d)                               5,007        5,188
   7.763% due 10/01/23 (d)                               8,053        8,345
   8.000% due 03/01/04                                     245          251
   8.467% due 05/01/97 (d)                                 412          423
   8.500% due 03/01/08                                      85           88
   8.500% due 02/01/17-11/01/23 (g)                     11,815       12,228
   9.000% due 07/01/97-08/01/98 (g)                      1,001        1,025
  10.000% due 02/01/04-06/01/13 (g)                      2,697        2,885
  10.000% due 09/01/14-06/01/19 (g)                      1,318        1,432
  10.500% due 06/01/05-11/01/05 (g)                        551          585
  11.000% due 10/01/98-09/01/00 (g)                         44           47
  11.250% due 12/01/10-10/01/15 (g)                        341          380
  12.000% due 01/01/15-10/01/15 (g)                         18           20
  12.750% due 02/01/14-11/01/14 (g)                        122          142
  13.000% due 07/01/15                                      10           11
  13.250% due 09/01/11                                      29           34
  13.500% due 04/01/14                                       9           11
  15.500% due 10/01/12-12/01/12 (g)                         91          109
  15.750% due 12/01/11                                      68           79
  16.000% due 09/01/12-12/01/12 (g)                         36           43
                                                                 ----------
                                                                    110,642
                                                                 ==========

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

Government National Mortgage Association - 33.3%

   5.500% due 08/20/25 (d)                          $    4,794   $    4,697
   6.000% due 07/20/26 (d)                                 990          982
   6.000% due 08/20/26-09/20/26 (g)                      5,555        5,512
   6.500% due 02/20/23-02/20/25 (d)(g)                  39,510       39,958
   6.875% due 09/20/22 (d)                               5,387        5,489
   7.000% due 08/20/23                                   2,739        2,778
   7.000% due 10/20/23-10/20/24 (d)(g)                  12,295       12,476
   7.000% due 10/17/26-11/19/26 (g)                    498,000      479,055
   7.125% due 05/20/22-06/20/25 (d)(g)                  70,410       71,377
   7.250% due 07/20/22-08/20/22 (d)(g)                  71,011       71,893
   7.250% due 07/20/23                                   6,823        6,909
   7.250% due 08/20/23-09/20/24 (d)(g)                  70,900       72,207
   7.500% due 02/15/22-12/15/23 (g)                    121,442      120,727
   8.000% due 07/15/04-11/15/06 (g)                         10           11
   9.750% due 07/15/13-02/15/20 (g)                      1,648        1,766
  10.750% due 10/15/98                                      31           32
  11.750% due 07/15/13-09/15/15 (g)                        423          477
  12.000% due 06/20/15                                      36           41
  13.500% due 05/15/11-11/15/12 (g)                         62           73
  16.500% due 12/15/11                                       1            1
  16.750% due 12/15/96-01/15/97 (g)                          2            2
  16.750% due 12/15/11                                       3            3
                                                                 ----------
                                                                    896,466
                                                                 ==========

Collateralized Mortgage Obligations - 15.9%

American Southwest Financial
   5.100% due 06/02/99                                  13,986       13,466
Bear Stearns
   8.200% due 09/25/22                                   1,314        1,315
   8.000% due 05/25/23                                     419          423
Capstead
   7.400% due 04/25/18                                   7,893        7,910
   7.800% due 02/25/22                                     974          975
   8.300% due 03/25/22                                   8,866        8,838
   7.500% due 02/25/23                                   3,105        3,122
Chase Mortgage Financial Corp.
  10.000% due 11/25/09                                   1,601        1,666
   8.000% due 06/25/24                                      63           64
   7.500% due 10/25/24                                      81           81
Citicorp Mortgage
   9.000% due 10/01/01                                     108          111
   9.000% due 11/01/01                                   1,958        2,019
   8.500% due 06/25/06                                   2,208        2,226
   9.350% due 06/01/10                                      33           33
   7.250% due 11/01/11                                     956          955
  10.000% due 01/25/13                                     149          157
   9.500% due 10/25/15                                   1,641        1,681
CMO Trust
   6.188% due 01/20/03 (d)                                  37           37
Collateralized Mortgage Obligation Trust
   7.985% due 05/01/17                                  16,703       16,930
   9.500% due 06/25/20                                     887          937
Conseco Commercial Mortgage
   9.700% due 07/15/04                                   2,366        2,387
Countrywide
   7.842% due 11/25/24 (d)                              10,847       11,013
   6.375% due 01/25/35 (d)                              20,603       20,023
Donaldson, Lufkin & Jenrette
  11.000% due 08/01/19                                   2,351        2,606
   7.708% due 05/25/24 (d)                               6,347        6,470
Federal Home Loan Mortgage Corp.
   9.000% due 01/15/04                                     500          512
   9.000% due 04/15/04                                     252          254
   9.000% due 12/15/05                                     910          930
  10.000% due 09/15/09                                      20           21

Low Duration Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

  12.500% due 09/30/13                              $    1,858   $    2,108
  11.000% due 11/30/15                                   6,156        6,741
   8.000% due 04/15/19                                   1,813        1,828
   8.500% due 06/15/19                                     967          968
  10.000% due 07/15/19                                     525          574
   8.500% due 09/15/19                                   3,604        3,665
   9.000% due 11/15/19                                   3,587        3,724
   7.950% due 02/15/20                                   3,586        3,646
   9.000% due 02/15/20                                   1,310        1,334
   8.250% due 03/15/20                                     401          409
   7.500% due 04/15/20                                   2,900        2,896
   8.000% due 04/15/20                                   2,500        2,567
  10.000% due 05/15/20                                     350          387
   8.950% due 11/15/20                                   1,779        1,787
   7.500% due 12/15/20                                   2,000        1,987
   9.500% due 01/15/21                                   3,588        3,821
   8.000% due 04/15/21                                   3,060        3,105
   9.000% due 05/15/21                                     650          678
   7.000% due 08/15/21                                   9,541        9,535
Federal National Mortgage Assn.
   8.950% due 05/25/03                                     159          164
   9.400% due 07/25/03                                     250          261
   9.000% due 07/25/03                                   1,142        1,182
   8.500% due 09/25/06                                     754          765
   6.875% due 06/25/09                                   5,167        5,139
   7.000% due 04/25/15                                   3,147        3,160
   7.250% due 07/25/15                                   3,477        3,488
   7.500% due 01/25/16                                     413          414
   5.750% due 04/25/16                                   5,227        5,082
   8.000% due 01/25/19                                     194          195
   7.500% due 02/25/19                                     268          268
   8.000% due 05/25/19                                   1,742        1,761
   8.750% due 05/25/19                                     214          221
   9.000% due 05/25/19                                   2,271        2,299
   9.300% due 05/25/19                                     107          110
   9.000% due 07/25/19                                     939          969
   9.000% due 08/25/19                                   2,887        2,924
   9.500% due 03/25/20                                   3,548        3,909
   9.500% due 05/25/20                                   1,450        1,612
   8.000% due 07/25/20                                   9,667        9,854
   8.500% due 01/25/21                                     184          186
   9.000% due 03/25/21                                   9,989       10,360
   9.000% due 04/25/21                                     300          317
   8.000% due 03/25/22                                     252          255
   5.000% due 01/25/24                                     637          617
First Boston Corp.
   7.050% due 07/25/23                                     583          584
General Electric Capital Mortgage
   6.350% due 03/25/17                                  31,717       31,511
Glendale Federal Savings & Loan
   6.935% due 03/25/30 (d)                               3,429        3,483
Greenwich
   8.244% due 11/25/24 (d)                               8,791        8,947
Home MAC Mortgage Securities Corp.
   8.550% due 07/01/08                                      29           29
Homestead Mortgage Acceptance Corp.
  11.450% due 09/01/15                                   2,035        2,193
Housing Securities, Inc.
   6.750% due 02/25/21                                  28,161       28,091
Independent National Mortgage Corp.
   8.250% due 03/25/25                                  12,709       12,850
Norwest Mortgage
  12.375% due 01/01/14                                     338          364
  12.500% due 02/01/14                                     834          890
  12.250% due 04/01/14                                     595          642
Prudential Bache
   6.059% due 09/01/18 (d)                                  69           69

                                                     Principal
                                                        Amount        Value
                                                        (000's)     (000's)
================================================================================
Prudential Home
   6.500% due 04/25/00                              $      103   $      103
   7.500% due 09/25/07                                     878          871
   7.000% due 11/25/07                                   3,009        3,017
   7.000% due 06/25/23                                   3,014        2,859
Prudential Securities
   8.000% due 12/25/20                                   1,854        1,889
Residential Asset Securitization Trust
   7.050% due 07/25/26                                  17,055       17,044
Residential Funding
   6.157% due 07/01/19 (d)                               1,665        1,566
   7.059% due 09/01/19 (d)                                 429          423
   8.250% due 07/25/21                                     259          258
   9.000% due 12/25/21                                     296          307
Resolution Trust Corp.
   6.991% due 09/25/19 (d)                               3,500        3,518
   6.110% due 01/25/21 (d)                                 287          275
   6.735% due 07/25/21 (d)                                  57           57
   7.137% due 10/25/21 (d)                               1,793        1,798
  10.000% due 05/25/22                                     326          333
   7.250% due 10/25/23                                     803          800
   9.500% due 05/25/24                                     548          538
   7.000% due 10/25/24                                       3            3
   8.750% due 05/25/26                                      29           29
   6.270% due 09/25/27 (d)                               3,246        3,113
   9.000% due 09/25/28                                     397          407
Ryland Acceptance Corp.
   8.000% due 03/01/18                                   2,728        2,655
   9.500% due 07/01/18                                   1,500        1,494
Salomon Mortgage
   7.200% due 12/25/17 (d)                               3,274        3,275
   6.975% due 01/25/18 (d)                                  81           81
   9.554% due 10/25/18                                   8,077        8,366
   5.922% due 03/25/24 (d)                               8,431        8,423
Sears Mortgage
   7.885% due 08/25/23 (d)                               1,480        1,503
   8.601% due 05/25/32 (d)                               1,043        1,053
Securitized Asset Sales, Inc.
   6.750% due 08/25/25                                  20,000       20,019
   7.500% due 10/25/25                                  23,000       23,178
Shearson Lehman
   9.600% due 03/25/21                                   1,795        1,876
UBS Mortgage
   9.000% due 10/18/20                                   4,148        4,167
Westam Mortgage Financial Corp.
   6.500% due 10/02/17                                   7,802        7,661
                                                                 ----------
                                                                    427,046
                                                                 ==========

Other Mortgage-Backed Securities - 3.2%

Dime Savings
   7.079% due 11/01/18 (d)                               3,844        3,533
First Boston Mortgage Securities Corp.
   8.300% due 08/20/09                                     495          504
Fleet Finance, Inc.
   5.450% due 03/20/23                                      42           42
Glendale Federal Savings & Loan
  11.000% due 03/01/10                                      47           49
Great Western Savings & Loan
   6.100% due 12/01/17 (d)                                 612          600
Guardian
   6.824% due 07/25/18 (d)                                  79           73
   6.849% due 12/25/19 (d)                                 435          296
   6.793% due 12/25/19 (d)                               2,207        1,456
   6.814% due 02/25/20 (d)                               1,914        1,110
   6.797% due 07/25/20 (d)                               1,895        1,317
Home Savings of America
   5.757% due 05/25/27 (d)                               2,679        2,600
   5.847% due 09/25/28 (d)                               1,812        1,769

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

Imperial Savings & Loan
   9.800% due 07/25/17                              $       83   $       84
   9.900% due 02/25/18                                     708          744
MDC Mortgage Funding
   8.201% due 01/25/25 (d)                              10,230       10,425
Residential Funding
   8.500% due 04/01/02                                      47           46
Resolution Trust Corp.
   7.531% due 05/25/19 (d)                              11,929       11,933
   7.400% due 08/25/19 (d)                               7,401        7,368
  10.365% due 08/25/21 (d)                               1,425        1,494
   8.625% due 10/25/21                                     610          612
   7.221% due 03/25/22 (d)                               3,918        3,925
   6.900% due 02/25/27                                   9,000        7,830
   6.307% due 10/25/28 (d)                               3,956        4,016
   7.482% due 05/25/29 (d)                               3,929        3,926
Ryland Acceptance Corp.
   7.281% due 11/28/22 (d)                              10,068       10,251
Salomon Mortgage
  11.500% due 09/01/15                                   1,172        1,275
   8.230% due 12/25/17 (d)                                 648          635
Sears Mortgage
  12.000% due 02/25/14                                     192          210
   7.595% due 10/25/22 (d)                               6,366        6,692
Security Pacific
   7.850% due 05/15/98                                       8            8
Western Federal Savings & Loan
   6.749% due 06/25/18 (d)                                  78           78
   6.624% due 11/25/18 (d)                                 393          391
  10.069% due 02/01/20 (d)                                  92           96
                                                                 ----------
                                                                     85,388
                                                                 ==========

Stripped Mortgage-Backed Securities - 2.2%

Federal Home Loan Mortgage Corp. (IO)
   7.000% due 07/15/04                                   5,089          251
   6.250% due 09/15/04                                  12,394          749
   6.000% due 02/15/06                                  16,478        1,093
   9.982% due 07/15/06                                  12,597        1,948
  10.195% due 08/15/06                                   3,922          580
  11.944% due 12/15/06                                   5,338        1,233
   6.000% due 10/15/07                                   5,481          481
   6.000% due 02/15/08                                  13,837        1,367
   7.000% due 07/15/12                                   5,662          238
   6.500% due 08/25/13                                  15,335        1,041
   7.000% due 08/15/18                                   7,321        1,882
   7.500% due 12/15/18                                  10,466        1,257
   6.500% due 05/15/19                                  23,369        2,775
   6.500% due 06/15/19                                  24,798        2,616
  10.496% due 04/15/21                                   7,854        1,300
   6.500% due 04/15/22                                  13,822        1,821
   7.000% due 05/15/23                                   1,274          200
   4.000% due 01/15/24                                  20,919        5,999
Federal National Mortgage Assn. (IO)
   6.000% due 07/25/05                                   7,073          493
   7.272% due 09/25/06                                   6,500        1,466
   6.000% due 02/25/08                                  16,055        1,659
   6.500% due 03/25/09                                   5,854          804
   0.100% due 03/25/09                                  48,414        1,133
   6.500% due 03/25/09                                   7,705        1,690
   6.500% due 02/25/13                                   9,991          565
   8.815% due 06/25/16                                  16,248        1,780
   9.987% due 12/25/18                                   4,674          495
   7.500% due 03/25/19                                  11,503        1,707
   6.500% due 04/25/20                                  47,750        5,091
   7.000% due 05/25/21                                  23,895        2,994
   8.598% due 02/25/22                                   5,000        1,307
   6.500% due 03/25/23                                  11,710        1,884
   4.875% due 03/25/24 (d)                              17,582        1,257

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

Federal National Mortgage Assn. (PO)
   0.000% due 12/20/96                              $    1,475   $    1,459
   0.000% due 01/25/20                                   1,699        1,681
   0.000% due 07/25/22                                   4,510        3,408
   0.000% due 09/25/22                                     113           86
Resolution Trust Corp. (PO)
   0.000% due 09/25/00                                   1,239        1,127
                                                                 ----------
                                                                     58,917
                                                                 ----------
Total Mortgage-Backed Securities                                  1,825,395
(Cost $1,823,166)                                                ==========

--------------------------------------------------------------------------------
 Asset-Backed Securities - 0.1%
--------------------------------------------------------------------------------

Prudential Home (IO)
   0.300% due 04/25/09 (d)                             108,936        1,004
SCFC Boat Loan Trust
   7.050% due 04/15/07                                      86           86
                                                                 ----------
Total Asset-Backed Securities                                         1,090
(Cost $1,051)                                                    ==========

--------------------------------------------------------------------------------
 Sovereign Issues - 4.7%
--------------------------------------------------------------------------------

Banco Nacional de Obra y Servicios
   6.875% due 10/01/98                                  10,000        9,830
Cemex
  10.000% due 11/15/96                                   4,400        4,415
Kingdom of Sweden
   5.440% due 12/06/96                                   1,700        1,683
Nacional Financiera
   6.000% due 12/19/96                                  13,500       13,466
   8.125% due 12/15/97 (d)                                 235          233
   5.875% due 02/17/98                                   2,000        1,955
   6.250% due 12/03/98 (d)                               1,500        1,412
Petroleos Mexicanos
   8.750% due 03/05/97                                   1,000        1,005
   8.250% due 02/04/98                                   5,000        5,018
Province of British Columbia
   5.310% due 12/19/96                                  20,000       19,762
Province of Quebec
   5.500% due 10/26/01 (d)                                 250          246
United Mexican States
   5.820% due 06/28/01                                  10,000        8,550
   6.352% due 12/31/19 (d)                              10,000        8,425
   6.398% due 12/31/19 (d)                              30,000       25,275
   6.453% due 12/31/19 (d)                              30,000       25,275
                                                                 ----------
Total Sovereign Issues                                              126,550
(Cost $128,279)                                                  ==========

--------------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c)(f) - 1.4%
--------------------------------------------------------------------------------

Banco Nacional de Comercio Exterior
   8.000% due 05/06/98                             DM    3,500        2,357
Kingdom of Netherlands
   6.250% due 07/15/98                             DG   59,000       36,080
                                                                 ----------
Total Foreign Currency-Denominated Issues                            38,437
(Cost $38,796)                                                   ==========

--------------------------------------------------------------------------------
 Preferred Stock - 0.8%
--------------------------------------------------------------------------------

                                                        Shares

Gulf States Utility                                        900       21,600
                                                                 ----------
Total Preferred Stock                                                21,600
(Cost $21,861)                                                   ==========

Low Duration Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Short-Term Instruments - 18.5%
--------------------------------------------------------------------------------

Discount Notes - 18.0%

Ameritech Corp
   5.410% due 11/18/96                              $    2,200   $    2,184
Amoco Co.
   5.270% due 11/26/96                                   7,000        6,943
AT&T Corp.
   5.370% due 11/12/96                                     800          795
   5.250% due 11/12/96                                   2,000        1,988
Caisse d'Amortissement
   5.350% due 10/24/96                                   2,500        2,491
   5.350% due 10/28/96                                   6,200        6,175
   5.320% due 11/20/96                                   6,400        6,353
   5.420% due 11/21/96                                   4,400        4,366
   5.280% due 11/25/96                                  45,000       44,637
   5.310% due 11/25/96                                  34,200       33,923
   5.300% due 12/13/96                                   1,000          989
   5.310% due 12/13/96                                   9,700        9,593
Canada Bills
   5.360% due 10/10/96                                  10,000        9,987
Coca-Cola Co.
   5.390% due 10/07/96                                   2,200        2,198
   5.270% due 10/28/96                                   3,000        2,988
E.I. Du Pont de Nemours
   5.340% due 10/16/96                                  25,000       24,944
Eli Lilly & Co.
   5.440% due 12/16/96                                     900          890
   5.330% due 01/06/97                                  12,200       12,023
Federal Farm Credit Bank
   5.280% due 10/03/96                                  11,400       11,397
Federal Home Loan Mortgage Corp.
   5.300% due 10/17/96                                  37,000       36,913
   5.230% due 10/22/96                                   1,200        1,196
   5.370% due 11/15/96                                  11,100       11,025
Federal National Mortgage Assn.
   5.230% due 11/21/96                                   2,300        2,283
Ford Motor Credit Co.
   5.420% due 10/15/96                                  13,200       13,172
   5.380% due 10/28/96                                  40,000       39,839
   5.380% due 11/05/96                                   5,000        4,974
   5.310% due 11/08/96                                  11,700       11,634
   5.400% due 11/12/96                                   1,600        1,590
   5.330% due 12/09/96                                   1,700        1,682
General Electric Capital Corp.
   5.260% due 11/12/96                                  44,500       44,227
Hewlett-Packard Co.
   5.280% due 12/20/96                                   6,100        6,026
Minnesota Mining & Manufacturing Co.
   5.270% due 10/16/96                                     800          798
Mobil Australia Finance
   5.340% due 10/16/96                                   6,000        5,987
National Rural Utilities Cooperative
   5.360% due 10/15/96                                  20,700       20,657
   5.280% due 10/28/96                                   1,700        1,693
   5.440% due 10/28/96                                   5,200        5,179
   5.290% due 11/12/96                                  35,900       35,678
   5.330% due 11/13/96                                  11,800       11,725
   5.340% due 11/13/96                                   1,600        1,590
   5.280% due 11/22/96                                   1,400        1,389
New Center Asset Trust
   5.310% due 11/05/96                                  11,700       11,640
Norfolk Southern Corp.
   5.400% due 11/05/96                                   4,800        4,775
Proctor & Gamble Co.
   5.380% due 11/01/96                                   6,000        5,972
   5.270% due 11/04/96                                   5,100        5,075
Shell Oil Co.
   5.300% due 10/01/96                                   9,900        9,900
   5.330% due 10/04/96                                   2,800        2,799
                                                                 ----------
                                                                    484,282
                                                                 ==========

Repurchase Agreements - 0.2%

State Street Bank
   4.750% due 10/01/96                                   5,888        5,888
   (Dated 09/30/96.  Collateralized by                           ----------
   Federal National Mortgage Assn. 6.580%
   11/15/02 valued at $6,010,472.
   Repurchase proceeds are $5,888,777.)

U.S. Treasury Bills - 0.3%

   5.053% due 10/17/96-11/21/96 (b)(g)                   8,795        8,764
                                                                 ----------

Total Short-Term Instruments                                        498,934
(Cost $498,940)                                                  ==========

Total Investments (a) - 121.0%                                   $3,254,779
(Cost $3,250,948)

Written Options (e) - (0.1%)                                         (1,777)
(Premiums $3,980)

Other Assets and Liabilities (Net) - (20.9%)                       (563,385)
                                                                 ----------

Net Assets - 100.0%                                              $2,689,617
                                                                 ==========

Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of value
    over tax cost.                                               $   23,135

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax
    cost over value.                                                (19,304)
                                                                 ----------

    Unrealized appreciation-net                                  $    3,831
                                                                 ==========

(b) Securities with an aggregate market value of
    $8,764 have been segregated with the custodian to
    cover magin requirements for the following open
    future contracts at September 30, 1996:
                                                                 Unrealized
Type                                                Contracts  Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (12/96)                        363    $      102
U.S. Treasury 30 Year Bond (12/96)                         37            34
                                                                 ----------
                                                                 $      136

================================================================================
(c) Foreign forward currency contracts outstanding at September 30, 1996:

                         Principal
                            Amount                               Unrealized
                        Covered by            Expiration      Appreciation/
Type                      Contract                 Month     (Depreciation)
--------------------------------------------------------------------------------
Sell                   C$    5,061                 11/96         $       (8)
Buy                    DG      403                 12/96                 (7)
Sell                   DM    3,544                 12/96                 28
                                                                 ----------
                                                                 $       13
                                                                 ==========

(d) Variable rate security. The rate listed is as of September 30, 1996.

(e) Premiums received on Written Put Options:
                                                Premiums             Market
Type                                     Par    Received              Value
--------------------------------------------------------------------------------
CME Eurodollar March Futures
   Strike @ 93.00 Exp. 03/17/97   $  681,000     $   269         $       43
CME Eurodollar June Futures
   Strike @ 93.50 Exp. 06/16/97   $3,650,000       3,711              1,734
                                                 --------------------------
                                                 $ 3,980         $    1,777
                                                 ==========================

(f) Principal amount denoted in indicated currency:

         C$ - Canadian Dollar
         DG - Dutch Guilder
         DM - German Mark

(g) Securities are grouped by coupon and represent a range of maturities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Low Duration Fund II

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes - 7.9%
--------------------------------------------------------------------------------

Banking and Finance - 7.9%

AT&T Capital Corp.
   6.990% due 10/04/96                              $    5,000   $    5,004
Chrysler Financial Corp.
   8.220% due 12/27/96                                   2,000        2,011
Ford Motor Credit Corp.
   8.000% due 12/01/96                                   5,000        5,018
Golden West Financial Corp.
   8.625% due 08/30/98                                   3,000        3,111
Household Financial Corp.
   7.800% due 11/01/96                                   3,200        3,205
Salomon, Inc.
   8.550% due 02/17/97                                   1,900        1,917
                                                                 ----------
Total Corporate Bonds and Notes                                      20,266
(Cost $20,168)                                                   ==========

--------------------------------------------------------------------------------
 U.S. Treasury Notes - 11.7%
--------------------------------------------------------------------------------

   6.125% due 05/31/97                                  20,000       20,069
   6.125% due 08/31/98                                  10,000       10,009
                                                                 ----------
Total U.S. Treasury Notes                                            30,078
(Cost $30,025)                                                   ==========

--------------------------------------------------------------------------------
 U.S. Government Agencies - 0.1%
--------------------------------------------------------------------------------

Government Trust Certificate - Israel
   9.250% due 11/15/96                                     154          155
                                                                 ----------
Total U.S. Government Agencies                                          155
(Cost $155)                                                      ==========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 80.4%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 13.3%

   7.000% due 11/13/26                                   4,500        4,343
   7.500% due 10/10/26                                   5,000        4,947
   7.971% due 07/01/23 (c)                               3,454        3,594
   8.000% due 07/01/24-12/01/25 (e)                     20,798       21,051
  10.500% due 09/01/15-12/01/18 (e)                        143          156
                                                                 ----------
                                                                     34,091
                                                                 ==========

Federal National Mortgage Association - 5.0%

   6.124% due 10/23/26 (c)                               5,000        4,947
   7.353% due 01/01/24 (c)                               3,401        3,392
   7.557% due 02/01/25 (c)                               2,479        2,555
   8.500% due 02/01/98-06/01/98 (e)                         69           71
   9.000% due 06/01/98                                     152          154
  10.500% due 05/01/12                                   1,632        1,785
                                                                 ----------
                                                                     12,904
                                                                 ==========

Government National Mortgage Association - 27.4%

   7.000% due 10/17/26-11/19/26 (e)                     30,000       28,851
   7.125% due 4/20/22-06/20/22 (c)(e)                   12,570       12,703
   7.250% due 07/20/23 (c)                              16,279       16,484
   7.500% due 02/15/22-03/15/24 (e)                     10,909       10,847
   9.000% due 07/20/16-12/20/17 (e)                      1,459        1,535
                                                                 ----------
                                                                     70,420
                                                                 ==========

Collateralized Mortgage Obligations - 28.9%

American Southwest Financial
   7.500% due 10/01/18                                   1,000          996
Capstead
   7.500% due 02/25/23                                   3,000        3,016
Citicorp Mortgage
   9.500% due 09/25/02                                   1,712        1,751
   9.500% due 10/25/15                                   1,230        1,260

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================
CMC Securities Corp.
   7.507% due 04/25/25 (c)                          $    7,383   $    7,503
Collateralized Mortgage Securities Corp.
   9.000% due 04/25/10                                   4,663        4,734
  11.875% due 04/01/15                                     324          344
Donaldson, Lufkin & Jenrette
   7.708% due 05/25/24 (c)                               3,204        3,266
Federal Home Loan Mortgage Corp.
   8.500% due 05/15/04                                   1,587        1,603
  12.900% due 05/01/14                                     474          495
   8.600% due 06/15/19                                   1,777        1,799
Federal National Mortgage Assn.
   9.250% due 10/25/18                                     212          222
   7.000% due 08/25/22                                   1,000          997
   8.000% due 11/25/23                                  11,876       11,887
General Electric Capital Mortgage
   7.500% due 11/25/18                                      46           46
Kidder Peabody
   7.150% due 04/25/25                                   2,677        2,602
Lomas & Nettleton
  12.000% due 03/17/14                                     191          201
Prudential Home
   7.000% due 07/25/23                                     499          497
   7.500% due 06/25/25                                   9,045        9,109
Residential Asset Securitization Trust
   9.000% due 07/25/26                                   9,673        9,969
Residential Funding
   7.500% due 10/25/22                                   2,044        2,012
Resolution Trust Corp.
   7.137% due 10/25/21 (c)                                 448          450
Ryland Acceptance Corp.
  14.000% due 11/25/31                                     226          251
Salomon Mortgage
   7.264% due 11/25/22 (c)                               3,783        3,814
Saxon Mortgage
   7.659% due 09/25/22 (c)                               2,939        2,977
Sears Mortgage
   8.601% due 05/25/32 (c)                               1,460        1,475
UBS Mortgage
   8.000% due 07/25/20                                     839          850
                                                                 ----------
                                                                     74,126
                                                                 ==========

Other Mortgage-Backed Securities - 5.8%

Guardian
   8.044% due 07/25/19 (c)                                 193          190
   7.151% due 10/25/19 (c)                                 671          497
   6.797% due 07/25/20 (c)                               1,263          878
Resolution Trust Corp.
   7.531% due 05/25/19 (c)                               2,593        2,594
   8.625% due 10/25/21                                     366          367
   7.955% due 10/25/28 (c)                               6,535        6,637
Sears Mortgage
   6.500% due 03/25/17                                     373          345
   7.572% due 10/25/22 (c)                               3,310        3,480
                                                                 ----------
                                                                     14,988
                                                                 ----------
Total Mortgage-Backed Securities                                    206,529
(Cost $206,859)                                                  ==========

--------------------------------------------------------------------------------
 Short-Term Instruments - 15.9%
--------------------------------------------------------------------------------

Discount Notes - 14.5%

Ameritech Corp.
   5.410% due 11/18/96                                   3,400        3,375
Coca-Cola Co.
   5.390% due 10/07/96                                   2,900        2,897
   5.270% due 11/14/96                                   2,400        2,385

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------

Federal National Mortgage Assn.
   5.320% due 10/01/96                              $    9,400   $    9,400
   5.210% due 11/07/96                                     900          895
General Electric Capital Corp.
   5.280% due 11/12/96                                     900          894
   4.750% due 11/25/96                                   5,000        4,959
General Motors Acceptance Corp.
   5.320% due 11/25/96                                   3,600        3,571
Hewlett-Packard Co.
   5.300% due 10/25/96                                   4,500        4,484
New Center Asset Trust
   5.300% due 12/06/96                                   4,400        4,356
                                                                 ----------
                                                                     37,216
                                                                 ==========

Repurchase Agreement - 1.0%

State Street Bank
   4.750% due 10/01/96                                   2,508        2,508
   (Dated 09/30/96. Collateralized by                            ----------
   Federal National Mortgage Assn.
   6.58% 11/15/02 valued at $2,562,646.
   Repurchase proceeds are $2,508,331.)

U.S. Treasury Bills - 0.4%

   5.078% due 10/17/96-11/21/96 (b)(e)                     965          961
                                                                 ----------

Total Short-Term Instruments                                         40,685
(Cost $40,686)                                                   ==========

Total Investments (a) - 116.0%                                   $  297,713
(Cost $297,893)

Written Options (d) - (0.1%)                                           (170)
(Premiums $312)

Other Assets and Liabilities (Net) - (15.9%)                        (40,823)
                                                                 ----------

Net Assets - 100.0%                                              $  256,720
                                                                 ==========

Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                      $    1,891

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax
    cost over value.                                                 (2,071)
                                                                 ----------

    Unrealized depreciation-net                                  $     (180)
                                                                 ==========

(b) Securities with an aggregate market value
    of $961 have been segregated with the custodian
    to cover margin requirements for the following
    open future contracts at September 30, 1996:
                                                                 Unrealized
Type                                             Contracts     Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (12/96)                      100       $       88
U.S. Treasury 10 Year Note (12/96)                     126               35
                                                                 ----------
                                                                 $      123
                                                                 ==========

(c) Variable rate security. The rate listed is as of September 30, 1996.

(d) Premiums received on Written Put Options:
                                                   Premium           Market
Type                                     Par      Received            Value
--------------------------------------------------------------------------------
CME Eurodollar March Futures
   Strike @ 93.00 Exp. 03/17/97     $ 63,000        $   25          $     4
CME Eurodollar June Futures
   Strike @ 93.50 Exp. 06/16/97      350,000           287              166
                                                    -----------------------
                                                    $  312          $   170
                                                    =======================

(e) Securities are grouped by coupon and represent a range of maturities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Short-Term Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes - 39.2%
--------------------------------------------------------------------------------

Banking and Finance - 21.8%

Advanta National Bank
   5.980% due 05/09/97                              $    2,700   $    2,697
AT&T Capital Corp.
   7.800% due 02/10/98                                   2,000        2,041
Capital One Bank
   6.490% due 08/15/97                                   2,000        2,003
Caterpillar Financial
   5.780% due 04/01/99 (d)                               2,000        1,990
Donaldson, Lufkin & Jenrette
   6.250% due 05/01/26 (d)                               1,745        1,745
Ford Motor Credit Corp.
   6.170% due 11/09/98 (d)                               2,600        2,596
   6.090% due 03/23/99 (d)                               1,000        1,001
   5.460% due 04/05/99 (d)                               1,500        1,502
General Motors Acceptance Corp.
   5.250% due 12/09/96                                   2,000        1,998
Kansallis-Osake
   7.860% due 09/30/43 (d)                               1,000        1,029
Lehman Brothers
   6.390% due 09/01/99 (d)                               3,000        3,008
Residential Funding
   7.438% due 12/01/18 (d)                               2,645        2,706
Salomon, Inc.
   6.300% due 10/21/96 (d)                                 500          500
   6.151% due 11/21/96 (d)                               1,000        1,001
   5.790% due 11/26/97                                   1,700        1,687
   5.650% due 02/10/98                                   1,000          988
                                                                 ----------
                                                                     28,492
                                                                 ==========

Industrials - 9.7%

Americo
   6.850% due 09/18/98                                   1,000        1,000
COFIRI International, Inc.
   5.925% due 10/27/00 (d)                               2,000        1,983
Delta Air Lines
   9.875% due 01/01/98                                   1,000        1,041
First Brands Corp.
   9.125% due 04/01/99                                   1,000        1,015
G-I Holdings, Inc.
   0.000% due 10/01/98                                   1,000          873
Sears Roebuck & Co.
   5.933% due 03/10/99 (d)                               3,000        3,000
TCI Communications, Inc.
   7.130% due 02/03/98                                   3,000        3,013
Time Warner, Inc.
   6.460% due 08/15/00 (d)                                 697          697
                                                                 ----------
                                                                     12,622
                                                                 ==========

Utilities - 7.7%

Beaver Valley Funding Corp.
   8.250% due 06/01/03                                   1,200        1,179
Consumers Power Co.
   8.750% due 02/15/98                                   2,000        2,049
Gulf States Utilities
   5.375% due 02/01/97                                   2,630        2,621
   9.720% due 07/01/98                                   2,400        2,492
Hydro-Quebec
   6.000% due 09/29/49 (d)                                 300          269
Triton Energy
   0.000% due 11/01/97 (e)                               1,500        1,389
                                                                 ----------
                                                                      9,999
                                                                 ----------
Total Corporate Bonds and Notes                                      51,113
(Cost $50,795)                                                   ==========

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 38.2%
--------------------------------------------------------------------------------

Federal National Mortgage Association - 1.2%

   6.930% due 09/01/23 (d)                          $    1,503   $    1,519
                                                                 ----------

Government National Mortgage Association - 18.5%

   5.000% due 04/20/26                                   1,131        1,091
   5.000% due 02/20/26-05/20/26 (d)(h)                   7,906        7,622
   6.000% due 08/20/25 (d)                               1,893        1,878
   7.125% due 09/20/23 (d)                               5,092        5,164
   7.250% due 07/20/23-09/20/24 (d)(h)                   8,239        8,403
                                                                 ----------
                                                                     24,158
                                                                 ==========

Collateralized Mortgage Obligations - 12.3%

Donaldson, Lufkin & Jenrette
   7.580% due 10/17/20 (d)                               1,742        1,741
   7.824% due 09/01/21 (d)                                 107          108
   6.750% due 06/25/22 (d)                                 707          709
   7.110% due 05/25/23 (d)                                 925          936
Federal National Mortgage Assn.
   6.750% due 06/25/21                                   3,100        2,948
   1.000% due 06/25/23                                     977          907
General Electric Capital Mortgage
   6.500% due 12/25/23                                     529          527
Greenwich
   7.705% due 04/25/22 (d)                                 321          323
   7.038% due 10/25/22 (d)                                 260          262
 Guardian
   7.219% due 01/25/21 (d)                                 646          439
Housing Securities, Inc.
   6.750% due 05/25/20                                     122          121
Manufacturers Hanover Corp.
   7.250% due 12/16/25 (d)                               2,662        2,654
Prudential Bache
   6.059% due 09/01/18 (d)                                  68           68
Prudential Home
   6.750% due 01/25/24                                   2,316        2,295
Resolution Trust Corp.
   8.858% due 12/25/20 (d)                                 727          738
   6.735% due 07/25/21 (d)                                  28           29
   6.880% due 06/25/24 (d)                                 802          808
Ryland Acceptance Corp.
   6.593% due 08/25/21 (d)                                 494          495
                                                                 ----------
                                                                     16,108
                                                                 ==========

Other Mortgage-Backed Securities - 3.2%

Dime Savings
   7.079% due 11/01/18 (d)                                 599          551
 Guardian
   6.793% due 12/25/19 (d)                                 413          272
   6.814% due 02/25/20 (d)                                 529          307
   6.852% due 02/25/20 (d)                                 584          309
Resolution Trust Corp.
   8.625% due 10/25/21                                   1,000        1,003
   6.745% due 05/25/29 (d)                               1,302        1,314
Ryland Acceptance Corp.
   6.880% due 10/25/18 (d)                                  87           88
   6.704% due 12/25/21 (d)                                 275          277
                                                                 ----------
                                                                      4,121
                                                                 ==========

Stripped Mortgage-Backed Securities - 3.0%

Federal National Mortgage Assn. (IO)
   6.000% due 10/25/03                                   5,619          238
   7.000% due 07/25/06                                   5,342          688
   6.500% due 12/25/06                                   7,808          933

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

   7.000% due 05/25/13                              $    3,760   $      207
   6.500% due 06/25/17                                   7,975          796
   6.500% due 10/25/23                                   3,949          668
L.F. Rothchild Mortgage (PO)
   0.000% due 04/01/17                                     461          443
                                                                 ----------
                                                                      3,973
                                                                 ----------
Total Mortgage-Backed Securities                                 $   49,879
(Cost $50,734)                                                   ==========

--------------------------------------------------------------------------------
 Sovereign Issues - 4.5%
--------------------------------------------------------------------------------

Cemex
  10.000% due 11/15/96                                   1,000        1,004
Government of Malaysia
   5.563% due 10/19/05 (d)                               1,250        1,250
Nafinsa Trust II
   8.075% due 03/31/99 (d)                                 221          212
Republic of Argentina
   6.625% due 03/31/05 (d)                               4,018        3,360
                                                                 ----------
Total Sovereign Issues                                                5,826
(Cost $5,489)                                                    ==========

--------------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c)(g) - 3.0%
--------------------------------------------------------------------------------

Commonwealth of Canada
   4.250% due 12/01/26                             C$    2,228        1,561
Kingdom of Netherlands
   6.250% due 07/15/98                             N$    3,900        2,385
                                                                 ----------
Total Foreign Currency-Denominated Issues                             3,946
(Cost $3,939)                                                    ==========

--------------------------------------------------------------------------------
 Short-Term Instruments - 18.1%
--------------------------------------------------------------------------------

Discount Notes - 17.7%

Caisse d'Amortissement
   5.350% due 10/28/96                              $    1,800        1,793
   5.350% due 12/13/96                                     500          495
Canadian Wheat Board
   5.360% due 11/05/96                                   1,000          995
Electricite de France
   5.340% due 11/18/96                                   3,400        3,375
Federal National Mortgage Assn.
   5.220% due 10/15/96                                     800          798
Ford Motor Credit Corp.
   5.330% due 12/09/96                                     900          891
General Electric Capital Corp.
   5.320% due 10/08/96                                     700          699
Illinois Tool Works
   5.310% due 11/26/96                                   1,500        1,488
Mobil Australia
   5.370% due 10/29/96                                   6,000        5,975
National Rural Utilities Cooperative
   5.280% due 10/30/96                                     500          498
New Center Asset Trust
   5.310% due 11/05/96                                   4,000        3,979
Proctor & Gamble Co.
   5.380% due 11/01/96                                   2,100        2,090
                                                                 ----------
                                                                     23,076
                                                                 ==========

Repurchase Agreement - 0.4%

State Street Bank
   4.750% due 10/01/96                                     534          534
   (Dated 09/30/96. Collateralized by                            ----------
   Federal National Mortgage Assn.
   6.580% 11/15/02 valued at $546,407.
   Repurchase proceeds are $534,070.)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

U.S. Treasury Bills - 0.0%

   5.100% due 11/14/96(b)                                   60           60
                                                                 ----------

Total Short-Term Instruments                                         23,670
(Cost $23,670)

Total Investments (a) - 103.0%                                   $  134,434
(Cost $134,627)

Written Options (f) - 0.0%                                               (9)
(Premiums $21)

Other Assets and Liabilities (Net) - (3.0%)                          (3,866)
                                                                 ----------

Net Assets - 100.0%                                              $  130,559
                                                                 ==========

Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                      $      962

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax
    cost over value.                                                 (1,155)
                                                                 ----------

    Unrealized depreciation-net                                  $     (193)
                                                                 ==========

(b) Securities with an aggregate market value of $60 have been segregated with the custodian to cover margin requirement
    for the following open future contracts at September 30, 1996:
                                                                 Unrealized
Type                                                Contracts  Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 2 Year Note (12/96)                          11    $        9

(c) Foreign forward currency contracts outstanding
    at September 30, 1996:
                                Principal
                                   Amount                         Unrealized
                                  Covered          Expiration  Appreciation/
Type                          By Contract               Month  (Depreciation)
--------------------------------------------------------------------------------
Buy                           BF   88,411               06/97    $      (31)
Sell                               88,411               06/97             6
Sell                          C$    2,064               09/97           (10)
Sell                          DG    4,238               12/96           113
                                                                 ----------
                                                                 $       78
                                                                 ==========

(d) Variable rate security. The rate listed is as of September 30, 1996.

(e) Security becomes interest bearing at a future date.

Short-Term Fund

September 30, 1996 (unaudited)

================================================================================
(f) Premiums received on Written Put Options:

                                                   Premium           Market
Type                                     Par      Received            Value
--------------------------------------------------------------------------------
CME Eurodollar June Futures          $18,000        $   21         $      9
   Strike @ 93.50 Exp. 06/16/97

(g) Principal amount denoted in indicated currency:

         BF - Belgian Franc
         C$ - Canadian Dollar
         DG - Dutch Guilder
         N$ - New Zealand Dollar

(h) Securities are grouped by coupon and represent a range of maturities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
Long-Term U.S. Government Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 U.S. Treasury Bonds - 63.5%
--------------------------------------------------------------------------------

   6.250% due 08/15/23                              $   15,200   $   13,728
   6.750% due 08/15/26                                     161          157
                                                                 ----------
Total U.S. Treasury Bonds                                            13,885
(Cost $13,802)                                                   ==========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 89.4%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 2.3%

   7.257% due 06/01/22 (b)                                 206          211
   7.419% due 05/01/22 (b)                                 268          276
                                                                 ----------
                                                                        487
                                                                 ==========

Federal Housing Administration - 7.8%

   7.421% due 11/01/19                                     232          231
   7.430% due 12/28/17                                   1,483        1,478
                                                                 ----------
                                                                      1,709
                                                                 ==========

Federal National Mortgage Association - 7.1%

   7.383% due 05/01/25 (b)                                 939          965
   7.523% due 10/01/24 (b)                                 569          590
                                                                 ----------
                                                                      1,555
                                                                 ==========

Government National Mortgage Association - 11.8%

   6.500% due 02/20/24 (b)                                 420          425
   7.000% due 11/20/24 (b)                                 768          782
   7.125% due 06/20/23 (b)                                 706          716
   7.250% due 07/20/23 (b)                                 651          659
                                                                 ----------
                                                                      2,582
                                                                 ==========

Collateralized Mortgage Obligations - 42.8%

Bear Stearns
   7.100% due 06/25/24                                     385          358
California Federal Bank
   6.743% due 08/25/30 (b)                               1,685        1,667
Federal Home Loan Mortgage Corp.
   9.500% due 01/15/05                                     159          166
   8.000% due 03/15/05                                       4            4
   6.500% due 07/15/21                                     330          289
Federal National Mortgage Assn.
   8.000% due 01/25/19                                     194          195
   7.000% due 02/25/20                                     657          597
   8.750% due 08/25/20                                     404          417
   8.000% due 03/25/22                                      63           64
   7.000% due 06/25/22                                     320          267
   7.800% due 10/25/22                                     678          651
   6.000% due 08/25/23                                     856          737
General Electric Capital Mortgage
   7.500% due 03/25/19                                     187          188
Independent National Mortgage Corp.
   8.088% due 01/25/25 (b)                                 599          617
Prudential Home
   6.500% due 01/25/24                                   1,000          827
Residential Funding
   7.876% due 03/25/25 (b)                                 565          577
Resolution Trust Corp.
   6.638% due 06/25/23 (b)                                 454          458
Vendee Mortgage
   6.500% due 06/15/24                                   1,736        1,277
                                                                 ----------
                                                                      9,356
                                                                 ==========

Other Mortgage-Backed Securities - 12.8%

Residential Funding
   8.500% due 04/01/02                                      35           35
Resolution Trust Corp.
   6.745% due 05/25/29 (b)                               1,735        1,752
Ryland Acceptance Corp.
   7.281% due 11/28/22 (b)                               1,000        1,018
                                                                 ----------
                                                                      2,805
                                                                 ==========

Stripped Mortgage-Backed Securities - 4.8%

Federal Home Loan Mortgage Corp. (IO)
   7.000% due 07/15/04                                   1,527           75
   6.000% due 08/15/06                                     502           49
   6.500% due 10/15/06                                     774           86
   6.500% due 11/15/06                                   1,005           97
   6.500% due 02/25/07                                     582           57
   6.000% due 10/15/07                                     999           89
   2.675% due 12/15/08 (b)                               3,255          155
   6.500% due 08/25/20                                   1,000          150
   6.500% due 09/25/21                                   1,341          211
   7.000% due 02/15/26                                   1,043           71
                                                                 ----------
                                                                      1,040
                                                                 ----------
Total Mortgage-Backed Securities                                     19,534
(Cost $19,498)                                                   ==========

--------------------------------------------------------------------------------
 Short-Term Instruments - 6.7%
--------------------------------------------------------------------------------

Discount Notes - 5.5%

E.I. Du Pont de Nemours
   5.250% due 10/18/96                                     300          299
Federal Home Loan Mortgage Corp.
   5.290% due 11/13/96                                     300          298
Ford Motor Credit Corp.
   5.290% due 10/18/96                                     300          299
General Electric Capital Corp.
   5.420% due 03/03/97                                     100           98
Kellog Co.
   5.280% due 10/03/96                                     200          200
                                                                 ----------
                                                                      1,194
                                                                 ==========

Repurchase Agreement - 0.5%

State Street Bank
   4.750% due 10/01/96                                     120          120
   (Dated 09/30/96. Collateralized by                            ----------
   U.S. Treasury Bond 7.500% 11/15/16
   valued at $124,164. Repurchase proceeds
   are $120,016.)

U.S. Treasury Bills - 0.7%

   5.036% due 10/17/96-11/14/96 (d)                        150          150
                                                                 ----------

Total Short-Term Instruments                                          1,464
(Cost $1,464)                                                    ==========

Total Investments (a) - 159.6%                                   $   34,883
(Cost $34,764)

Written Options (c) - (0.1%)                                            (19)
(Premiums $41)

Other Assets and Liabilities (Net) - (59.5%)                        (13,004)
                                                                 ----------

Net Assets - 100.0%                                              $   21,860
                                                                 ==========

Long-Term U.S. Government Fund

September 30, 1996 (unaudited)

================================================================================
Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                      $      316

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                            (197)
                                                                 ----------

    Unrealized appreciation-net                                  $      119
                                                                 ==========

(b) Variable rate security. The rate listed is as of September 30, 1996.

(c) Premiums received on Written Put Options:
                                                  Premiums           Market
Type                                       Par    Received            Value
--------------------------------------------------------------------------------
CME Eurodollar March Futures
   Strike @ 93.00 Exp. 03/17/97        $ 3,000      $    1       $        0
CME Eurodollar June Futures
   Strike @ 93.50 Exp. 06/16/97         39,000          40               19
                                                    -----------------------
                                                    $   41       $       19
                                                    =======================

(d) Securities are grouped by coupon rate and represent a range of maturities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Foreign Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 Argentina (c) (e) - 3.1%
----------------------------------------------------------------------------

Republic of Argentina
   7.850% due 01/17/97                           $       6,000    $   5,845
   8.000% due 08/09/97                          DG       1,300          777
                                                                  ----------
Total Argentina                                                       6,622
                                                                  ==========
(Cost $6,655)

----------------------------------------------------------------------------
 Belgium (c) (e) - 4.7%
----------------------------------------------------------------------------

Kingdom of Belgium
   9.000% due 03/28/03                          BF         200            8
   5.100% due 11/21/04 (d)                             183,200        6,064
   8.500% due 10/01/07                                 106,300        3,953
                                                                  ----------
Total Belgium                                                        10,025
                                                                  ==========
(Cost $10,048)

----------------------------------------------------------------------------
 Canada (c) (e) - 30.7%
----------------------------------------------------------------------------

Commonwealth of Canada
   9.000% due 12/01/04                          C$      18,460       15,264
   8.000% due 12/01/06                                  57,200       44,295
Hydro-Quebec
   6.000% due 09/29/49 (d)                       $       4,000        3,584
Roger Cantel, Inc.
  10.500% due 06/01/06                          C$       2,500        1,890
Sears Canada
  11.700% due 07/10/00                                   1,000          850
                                                                  ----------
Total Canada                                                         65,883
                                                                  ==========
(Cost $65,071)

----------------------------------------------------------------------------
 Czechoslovakia (c) (e) - 4.6%
----------------------------------------------------------------------------

Bayerische Landesbank
  11.500% due 10/09/97                          CK     134,000        4,969
International Bank of
  Reconstruction & Development
  11.500% due 10/09/97                                 134,000        4,971
                                                                  ----------
Total Czechoslovakia                                                  9,940
                                                                  ==========
(Cost $9,967)

----------------------------------------------------------------------------
 Denmark (c) (e) - 1.9%
----------------------------------------------------------------------------

Kingdom of Denmark
   8.000% due 05/15/03                          DK      22,400        4,155
                                                                  ----------
Total Denmark                                                         4,155
                                                                  ==========
(Cost $4,104)

----------------------------------------------------------------------------
 Finland (e) - 3.8%
----------------------------------------------------------------------------

Republic of Finland
   3.760% due 08/15/97                          FM      30,000        6,376
   3.600% due 09/15/97                                   8,000        1,695
                                                                  ----------
Total Finland                                                         8,071
                                                                  ==========
(Cost $8,110)

----------------------------------------------------------------------------
 France (c) (e) - 4.7%
----------------------------------------------------------------------------

Republic of France
   7.750% due 10/25/05                          FF      46,320       10,035
                                                                  ----------
Total France                                                         10,035
                                                                  ==========
(Cost $9,820)

----------------------------------------------------------------------------
 Germany (c) (e) - 6.8%
----------------------------------------------------------------------------

Republic of Germany
   9.000% due 10/20/00                          DM       4,200        3,175
   6.875% due 06/11/03                                  16,300       11,389
                                                                  ----------
Total Germany                                                        14,564
                                                                  ==========
(Cost $14,564)

----------------------------------------------------------------------------
 Italy (c) (e) - 6.2%
----------------------------------------------------------------------------

Republic of Italy
   9.188% due 09/01/05                          IL  17,990,000    $  13,274
                                                                  ----------
Total Italy                                                          13,274
                                                                  ==========
(Cost $12,703)

----------------------------------------------------------------------------
 Japan (c) (e) - 34.3%
----------------------------------------------------------------------------

Government of Japan
   4.800% due 06/21/99                          JY   3,248,000       32,024
   6.400% due 03/20/00                               2,263,000       23,726
   5.500% due 03/20/02                               1,717,000       18,079
                                                                  ----------
Total Japan                                                          73,829
                                                                  ==========
(Cost $73,832)

----------------------------------------------------------------------------
 Mexico (c) (e) - 11.9%
----------------------------------------------------------------------------

Bancomer
   8.000% due 07/07/98                           $       2,000        1,990
Banco Nacional de Comercio Exterior
   8.000% due 05/06/98                          DM      13,000        8,755
Nacional Financiera
   6.000% due 12/19/96                           $       1,000          998
   8.125% due 12/15/97 (d)                                 165          163
Petroleos Mexicanos
   7.750% due 09/30/98                          FF      44,000        8,760
Third Mexican Acceptance Corp.
   7.370% due 03/15/98                           $       1,000          975
United Mexican States
   5.820% due 06/28/01                                   4,500        3,848
                                                                  ----------
Total Mexico                                                         25,489
                                                                  ==========
(Cost $23,281)

----------------------------------------------------------------------------
Netherlands (c) (e) - 56.6%
----------------------------------------------------------------------------

Kingdom of Netherlands
   6.250% due 07/15/98                          DG     184,100      112,583
   9.000% due 05/15/00                                  13,400        8,998
                                                                  ----------
Total Netherlands                                                   121,581
                                                                  ==========
(Cost $123,664)

----------------------------------------------------------------------------
 New Zealand (c) (e) - 7.3%
----------------------------------------------------------------------------

Commonwealth of New Zealand
  10.000% due 07/15/97                          N$       7,110        5,015
   6.500% due 02/15/00                                  10,200        6,792
  10.000% due 03/15/02                                   3,330        2,517
   8.000% due 04/15/04                                     500          347
   8.000% due 11/15/06                                   1,400          974
                                                                  ----------
Total New Zealand                                                    15,645
                                                                  ==========
(Cost $15,157)

----------------------------------------------------------------------------
 Spain (c) (e) - 4.4%
----------------------------------------------------------------------------

Kingdom of Spain
  10.000% due 02/28/05                          SP     283,000        2,405
  10.900% due 08/30/03                                 781,000        7,100
                                                                  ----------
Total Spain                                                           9,505
                                                                  ==========
(Cost $9,241)

----------------------------------------------------------------------------
Sweden (c) (e) - 10.2%
----------------------------------------------------------------------------

Kingdom of Sweden
   5.440% due 12/06/96                           $       2,700        2,673
  11.000% due 01/21/99                          SK     115,200       19,256
                                                                  ----------
Total Sweden                                                         21,929
                                                                  ==========
(Cost $21,419)

Foreign Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 United Kingdom (c) (e) - 21.2%
----------------------------------------------------------------------------

United Kingdom Gilt
   6.000% due 08/10/99                          BP    29,560      $  45,560
                                                                  ----------
Total United Kingdom                                                 45,560
                                                                  ==========
(Cost $45,151)

----------------------------------------------------------------------------
 United States (c) (e) - 30.6%
----------------------------------------------------------------------------

Corporate Bonds and Notes - 6.6%

First USA Bank
   5.963% due 03/24/97 (d)                       $       4,400        4,407
Hewlett Packard Co.
   5.625% due 11/20/00                          DM       2,500        1,679
Resolution Trust Corp.
   7.750% due 04/25/28                           $       4,685        4,682
Time Warner, Inc.
   6.460% due 08/15/00 (d)                                 875          875
   7.975% due 08/15/04                                     525          531
   8.110% due 08/15/06                                   1,050        1,046
   8.180% due 08/15/07                                   1,050        1,061
                                                                  ----------
                                                                     14,281
                                                                  ==========

Mortgage-Backed Securities - 23.4%

Chase Mortgage Financial Corp.
   7.500% due 11/25/23                                      63           63
Collateralized Mortgage Obligation Trust
   9.000% due 05/01/14                                      80           83
Federal Home Loan Mortgage Corp.
   7.757% due 08/01/24 (d)                               2,938        3,033
   9.000% due 11/15/19                                      68           68
   9.050% due 06/15/19                                     190          198
Federal National Mortgage Assn.
   6.067% due 08/01/29 (d)                               2,340        2,321
   6.073% due 12/01/27 (d)                                 966          957
Government National Mortgage Assn.
   6.875% due 09/20/22 (d)                                 913          930
   7.000% due 11/20/21-10/20/24 (d)(g)                  14,038       14,238
   7.125% due 05/20/22-09/20/23 (d)(g)                   3,344        3,390
   7.250% due 07/20/23-09/20/24 (d)(g)                  10,302       10,456
Independent National Mortgage Corp.
   7.842% due 11/25/24 (d)                                 542          551
Morgan Stanley Mortgage
   8.150% due 07/20/21                                       6            6
Paine Webber Mortgage
   7.000% due 10/25/23                                   2,063        2,063
Resolution Trust Corp.
   7.500% due 12/15/04                                     664          664
  10.641% due 05/25/24 (d)                                 316          326
Ryland Acceptance Corp.
   7.822% due 09/25/23 (d)                              10,390       10,552
Sears Mortgage
   6.424% due 06/25/22 (d)                                 264          264
   8.250% due 09/25/31                                     151          149
                                                                  ----------
                                                                     50,312
                                                                  ==========

Asset-Backed Securities - 0.6%

Student Loan Marketing Assn.
   5.895% due 04/25/04 (d)                               1,370        1,372
                                                                  ----------
                                                                      1,372
                                                                  ----------
Total United States                                                  65,965
                                                                  ==========
(Cost $66,148)

----------------------------------------------------------------------------
 Purchased OTC Call Options (e) - 11.8%
----------------------------------------------------------------------------

Commonwealth of Canada
   8.000% due 11/01/98 (f)                      C$      28,600        2,127
   Strike @ 94.27 Exp. 01/15/97
Kingdom of Denmark
   8.000% due 05/15/03 (f)                      DK      22,400          470
   Strike @ 96.25 Exp. 11/21/96
Government of Japan
   4.800% due 06/21/99 (f)                      JY   3,248,000        3,246
   Strike @ 98.00 Exp. 11/15/96
   6.400% due 03/20/00 (f)                           2,263,000        2,228
   Strike @ 104.50 Exp. 12/11/96
   5.500% due 03/20/02 (f)                             238,000          262
   Strike @ 104.00 Exp. 12/03/96
   5.500% due 03/20/02 (f)                             208,000          197
   Strike @ 105.66 Exp. 01/10/97
Kingdom of Netherlands
   6.250% due 07/15/98 (f)                      DG      29,500        1,830
   Strike @ 93.50 Exp. 11/19/96
   6.250% due 07/15/98 (f)                             135,500        8,299
   Strike @ 93.50 Exp. 12/03/96
   6.250% due 07/15/98 (f)                               9,000          557
   Strike @ 93.50 Exp. 12/11/96
   6.250% due 07/15/98 (f)                              10,100          580
   Strike @ 93.569 Exp. 01/13/97
Kingdom of Spain
  10.900% due 08/30/03 (f)                      SP     781,000        1,209
   Strike @ 97.10 Exp. 10/01/96
United Kingdom
   6.000% due 08/10/99 (f)                      BP      27,500        4,374
                                                                  ----------
   Strike @ 88.30 Exp. 10/07/96
Total Purchased OTC Call Options                                     25,379
                                                                  ==========
(Cost $24,260)

----------------------------------------------------------------------------
 Short-Term Instruments - 34.7%
----------------------------------------------------------------------------

Discount Notes - 32.2%

Abbott Laboratories
   5.320% due 10/24/96                           $       6,200        6,179
Ameritech Corp.
   5.420% due 10/28/96                                     600          598
Caisse d'Amortissement
   5.320% due 11/20/96                                   6,200        6,154
Canadian Wheat Board
   5.360% due 11/05/96                                     800          796
   5.270% due 11/06/96                                   2,500        2,487
   5.250% due 11/13/96                                     900          894
Coca-Cola Co.
   5.390% due 10/07/96                                   1,900        1,898
   5.270% due 11/14/96                                   7,500        7,452
Commonwealth Bank of Australia
   5.260% due 10/22/96                                   1,000          997
E.I. Du Pont de Nemours
   5.260% due 11/19/96                                   4,000        3,971
Electricite de France
   5.400% due 10/18/96                                   2,300        2,294
   5.270% due 11/12/96                                   6,400        6,361
   5.300% due 11/27/96                                   7,100        7,040
Ford Motor Credit Co.
   5.440% due 10/04/96                                   2,000        1,999
   5.410% due 10/07/96                                   1,500        1,499
Hewlett Packard Co.
   5.300% due 10/25/96                                   1,800        1,794
Mobil Australia
   5.340% due 10/16/96                                   1,500        1,497
National Rural Utilities Cooperative
   5.350% due 10/16/96                                   1,800        1,796
   5.280% due 10/30/96                                   1,800        1,792
   5.350% due 11/04/96                                   5,000        4,975
New Center Asset Trust
   5.300% due 12/06/96                                   1,900        1,881
Norfolk Southern Corp.
   5.400% due 11/05/96                                   1,400        1,393

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------

Shell Oil Co.
   5.330% due 10/04/96                           $       2,400    $   2,399
Western Australia Treasury Corp.
   5.290% due 11/20/96                                   1,100        1,092
                                                                  ----------

                                                                     69,238
                                                                  ==========
Repurchase Agreement - 2.1%

State Street Bank
   4.750% due 10/01/96                                   4,545        4,545
                                                                  ----------
   (Dated 09/30/96. Collateralized by
   Federal National Mortgage Assn.
   6.580% 11/15/02 valued at $4,638,991.
   Repurchase proceeds are $4,545,600.)

U.S. Treasury Bills - 0.4%
   5.027% due 10/17/96-11/14/96 (b)(g)                     924          920
                                                                  ----------


Total Short-Term Instruments                                         74,703
                                                                  ==========
(Cost $74,703)

Total Investments (a) - 289.5%                                    $ 622,154
(Cost $617,898)

Other Assets and Liabilities (Net) - (189.5%)                      (407,243)
                                                                  ----------

Net Assets - 100.0%                                               $ 214,911
                                                                  ==========


Notes to Schedule of Investments ($ in thousands):

(a)At September 30, 1996, the net unrealized appreciation
   (depreciation) of investments based on cost for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for
   all investments in which there was an excess
   of value over tax cost.                                        $   7,187

   Aggregate gross unrealized depreciation for
   all investments in which there was an excess
   of tax cost over value.                                           (2,931)
                                                                  ----------

   Unrealized appreciation-net                                    $   4,256
                                                                  ==========

(b)Securities with an aggregate market value of $920 have been segregated with the custodian to cover margin requirements for the following open future contracts at September 30, 1996:

                                                                Unrealized
                                                              Appreciation/
Type                                              Contracts  (Depreciation)
----------------------------------------------------------------------------

Commonwealth of Australia 3 Year Note (12/96)            39       $      35
Commonwealth of Australia 10 Year Bond (12/96)           31              67
Republic of Germany 10 Year Bond (12/96)                 67             256
U.S. Treasury 30 Year Bond (12/96)                      118            (258)
                                                                  ----------
                                                                  $     100
                                                                  ==========

(c)Foreign forward currency contracts outstanding at September 30, 1996:


                Principal
                   Amount                                      Unrealized
                  Covered            Expiration              Appreciation/
Type          by Contract                 Month             (Depreciation)
----------------------------------------------------------------------------

Buy        A$       2,470                 04/97                 $      (1)
Sell                4,880                 10/96                        (6)
Sell       A$         214                 04/97                        (5)
Buy        AP       2,100                 12/96                       124
Buy        BF         143                 10/96                         0
Sell                2,800                 12/96                         2
Buy        BP         670                 11/96                        12
Sell                  676                 11/96                        (4)
Sell                  405                 12/96                        (3)
Buy        C$         730                 10/96                         3
Buy                   250                 12/96                         1
Sell                2,491                 10/96                        (4)
Sell                2,162                 11/96                        (6)
Buy        CK     234,080                 11/96                        42
Buy        DG         742                 12/96                       (14)
Sell                7,685                 12/96                       122
Buy        DK          81                 12/96                         0
Sell                  100                 12/96                         0
Buy        DM      20,333                 11/96                      (258)
Buy                66,059                 12/96                      (436)
Sell               64,025                 12/96                     2,913
Sell                6,563                 01/97                       252
Sell               15,763                 03/97                       415
Sell               21,014                 04/97                       418
Buy        FF      33,991                 12/96                       (23)
Sell               82,468                 12/96                       240
Buy        IR   4,862,000                 03/97                        55
Sell               48,100                 03/97                         0
Buy        IL  14,990,177                 10/96                        25
Buy             3,912,312                 11/96                         3
Buy             3,913,340                 12/96                         0
Sell            6,378,500                 10/96                         7
Sell           16,758,600                 12/96                        39
Buy        JY   8,579,570                 10/96                   (11,282)
Buy               597,000                 12/96                       (79)
Sell            8,297,754                 10/96                    12,249
Sell              443,524                 12/96                       103
Buy        N$       3,827                 11/96                        53
Sell               10,685                 10/96                      (113)
Sell                8,370                 11/96                      (109)
Buy        SF         800                 01/97                       (26)
Sell               15,500                 11/96                       519
Buy        SK      51,051                 10/96                        15
Buy                20,403                 12/96                        (3)
Sell                8,100                 11/96                         0
Sell               93,188                 12/96                        (2)
Buy        SP   1,107,929                 10/96                      (134)
Buy                99,395                 01/97                        (8)
Sell              242,984                 10/96                        24
                                                                ----------
                                                                $   5,120
                                                                ==========

(d)Variable rate security.  The rate listed is as of September 30, 1996.

(e)Principal amount denoted in the indicated currency:

     A$ - Australian Dollar              FF - French Franc
     AP - Argentine Peso                 FM - Finnish Markka
     BF - Belgian Franc                  IR - Indonesian Rupiah
     BP - British Pound                  IL - Italian Lira
     C$ - Canadian Dollar                JY - Japanese Yen
     CK - Czech Koruna                   N$ - New Zealand Dollar
     DG - Dutch Guilder                  SF - Swiss Franc
     DK - Danish Krone                   SK - Swedish Krona
     DM - German Mark                    SP - Spanish Peseta

(f)Security is subject to outstanding forward sale commitment.

(g)Securities are grouped by coupon and represent a range of maturities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Global Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 Argentina (c) (e) - 2.6%
----------------------------------------------------------------------------

Letras Del Tesoro
   7.850% due 01/17/97                           $       4,000    $   3,897
Republic of Argentina
   8.000% due 08/09/97 (d)                      DG         600          359
                                                                  ----------
Total Argentina                                                       4,256
                                                                  ==========
(Cost $4,271)

----------------------------------------------------------------------------
 Belgium (c) (e) - 3.0%
----------------------------------------------------------------------------

Kingdom of Belgium
   5.100% due 11/21/04 (d)                      BF      95,900        3,174
   8.500% due 10/01/07                                  43,800        1,629
                                                                  ----------
Total Belgium                                                         4,803
                                                                  ==========
(Cost $4,815)

----------------------------------------------------------------------------
 Canada (c) (e) - 27.7%
----------------------------------------------------------------------------

Commonwealth of Canada
   9.000% due 12/01/04                          C$       7,900        6,532
   8.000% due 12/01/06                                  43,200       33,454
Roger Cantel, Inc.
  10.500% due 06/01/06                                   6,000        4,536
                                                                  ----------
Total Canada                                                         44,522
                                                                  ==========
(Cost $43,871)

----------------------------------------------------------------------------
 Czechoslovakia (c) (e) - 4.7%
----------------------------------------------------------------------------

Bayerische Landesbank
   11.500% due 10/09/97                         CK     102,000        3,783
   International Bank of
   Reconstruction & Development
   11.500% due 10/09/97                                101,000        3,747
                                                                  ----------
Total Czechoslovakia                                                  7,530
                                                                  ==========
(Cost $7,550)

----------------------------------------------------------------------------
 Denmark (c) (e) - 1.3%
----------------------------------------------------------------------------

Kingdom of Denmark
   8.000% due 05/15/03                          DK      11,000        2,040
                                                                  ----------
Total Denmark                                                         2,040
                                                                  ==========
(Cost $2,016)

----------------------------------------------------------------------------
 Finland (c) (e) - 4.0%
----------------------------------------------------------------------------

Republic of Finland
   3.760% due 08/15/97                          FM      24,000        5,101
   3.600% due 09/15/97                                   6,000        1,271
                                                                  ----------
Total Finland                                                         6,372
                                                                  ==========
(Cost $6,403)

----------------------------------------------------------------------------
 France (c) (e) - 2.5%
----------------------------------------------------------------------------

Republic of France
   7.750% due 10/25/05                          FF      18,850        4,084
                                                                  ----------
Total France                                                          4,084
                                                                  ==========
(Cost $3,996)

----------------------------------------------------------------------------
 Germany (c) (e) - 5.1%
----------------------------------------------------------------------------

Republic of Germany
   9.000% due 10/20/00                          DM       3,500        2,646
   6.875% due 06/11/03                                   4,600        3,214
   7.375% due 01/03/05                                   3,200        2,285
                                                                  ----------
Total Germany                                                         8,145
                                                                  ==========
(Cost $8,163)

----------------------------------------------------------------------------
 Italy (c) (e) - 4.1%
----------------------------------------------------------------------------

Republic of Italy
   9.188% due 09/01/05                          IL   8,950,000    $   6,604
                                                                  ----------
Total Italy                                                           6,604
                                                                  ==========
(Cost $6,320)

----------------------------------------------------------------------------
 Japan (c) (e) - 16.9%
----------------------------------------------------------------------------

Government of Japan
   4.800% due 06/21/99                          JY     945,000        9,317
   6.400% due 03/20/00                               1,138,000       11,931
   5.500% due 03/20/02                                 567,000        5,970
                                                                  ----------
Total Japan                                                          27,218
                                                                  ==========
(Cost $27,243)

----------------------------------------------------------------------------
 Mexico (c) (e) - 2.0%
----------------------------------------------------------------------------

Banco Nacional de Comercio Exterior
   8.000% due 05/06/98                          DM         500          337
Cemex
  10.000% due 11/15/96                           $       1,000        1,004
Third Mexican Acceptance Corp.
   7.370% due 03/15/98                                   2,000        1,950
                                                                  ----------
Total Mexico                                                          3,291
                                                                  ==========
(Cost $3,223)

----------------------------------------------------------------------------
 Netherlands (c) (e) - 46.8%
----------------------------------------------------------------------------

Kingdom of Netherlands
   6.250% due 07/15/98                          DG     112,400       68,736
   9.000% due 05/15/00                                   5,300        3,559
   8.250% due 02/15/07                                   4,400        3,001
                                                                  ----------
Total Netherlands                                                    75,296
                                                                  ==========
(Cost $76,576)

----------------------------------------------------------------------------
 New Zealand (c) (e) - 6.7%
----------------------------------------------------------------------------

Commonwealth of New Zealand
  10.000% due 07/15/97                          N$       5,020        3,541
   6.500% due 02/15/00                                   6,000        3,995
  10.000% due 03/15/02                                   1,540        1,164
   8.000% due 04/15/04                                   1,200          833
   8.000% due 11/15/06                                   1,860        1,293
                                                                  ----------
Total New Zealand                                                    10,826
                                                                  ==========
(Cost $10,484)

----------------------------------------------------------------------------
 Spain (c) (e) - 2.9%
----------------------------------------------------------------------------

Kingdom of Spain
  10.900% due 08/30/03                          SP     423,200        3,848
  10.000% due 02/28/05                                  86,000          731
                                                                  ----------
Total Spain                                                           4,579
                                                                  ==========
(Cost $4,454)

----------------------------------------------------------------------------
 Sweden (c) (e) - 6.9%
----------------------------------------------------------------------------

Kingdom of Sweden
  11.000% due 01/21/99                          SK      66,500       11,116
                                                                  ----------
Total Sweden                                                         11,116
                                                                  ==========
(Cost $10,895)

----------------------------------------------------------------------------
 United Kingdom (c) (e) - 13.0%
----------------------------------------------------------------------------

United Kingdom Gilt
   6.000% due 08/10/99                          BP      13,610       20,977
                                                                  ----------
Total United Kingdom                                                 20,977
                                                                  ==========
(Cost $20,775)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 United States (c) (e) - 29.7%
----------------------------------------------------------------------------

Corporate Bonds and Notes - 9.9%

CMS Energy
   9.500% due 10/01/97 (d)                       $         750    $     767
CTC Mansfield Funding
  11.125% due 09/30/16                                     700          742
Dean Witter Discover
   5.610% due 02/01/99 (d)                               1,000          999
   5.645% due 02/05/99 (d)                               1,000        1,003
First USA, Inc.
   5.963% due 03/24/97 (d)                               2,200        2,204
General Motors Acceptance Corp.
   6.500% due 05/15/97                                   1,000        1,005
Hewlett Packard Co.
   5.625% due 11/20/00                          DM       1,300          873
Kansallis-Osake
   7.860% due 09/30/43 (d)                       $       5,000        5,145
TCI Communications, Inc.
   6.257% due 04/01/02 (d)                               2,700        2,647
United Air Lines
  10.670% due 05/01/04                                     500          580
                                                                  ----------
                                                                     15,965
                                                                  ==========

Mortgage-Backed Securities - 18.9%

Countrywide
   7.842% due 11/25/24 (d)                                 271          275
Federal Home Loan Mortgage Corp.
   7.342% due 05/01/23 (d)                               1,322        1,362
Federal Housing Administration
   7.399% due 02/01/21                                   1,693        1,690
Federal National Mortgage Assn.
   6.067% due 08/01/29 (d)                               1,260        1,250
   6.073% due 12/01/27 (d)                                 432          428
   6.500% due 04/01/09                                     824          804
   7.500% due 11/01/01-01/01/02 (f)                      1,155        1,170
   7.514% due 03/01/24 (d)                                 540          553
   7.684% due 11/01/23 (d)                                 986        1,016
Government National Mortgage Assn.
   6.875% due 09/20/22 (d)                                 448          456
   7.000% due 07/20/23-10/20/24 (d)(f)                   3,461        3,512
   7.125% due 05/20/23-09/20/23 (d)(f)                   2,953        2,995
   7.250% due 07/20/22-09/20/24 (d)(f)                  10,783       10,973
Residential Funding
   7.876% due 03/25/25 (d)                               2,827        2,887
Resolution Trust Corp.
   8.000% due 04/25/25                                   1,000        1,003
                                                                  ----------
                                                                     30,374
                                                                  ==========

Asset-Backed Securities - 0.9%

Student Loan Marketing Assn.
   5.895% due 04/25/04 (d)                               1,370        1,372
                                                                  ----------
Total United States                                                  47,711
                                                                  ==========
(Cost $47,352)

----------------------------------------------------------------------------
 Purchased OTC Call Options (e) - 9.3%
----------------------------------------------------------------------------

Commonwealth of Canada
   8.000% due 11/01/98 (g)                      C$      21,600        1,606
    Strike @ 94.27 Exp. 01/15/97
   8.000% due 11/01/98 (g)                              21,600        1,601
    Strike @ 94.32 Exp. 01/14/97
Kingdom of Denmark
   8.000% due 05/15/03 (g)                      DK      11,000          231
    Strike @ 96.25 Exp. 11/21/96
Government of Japan
   6.400% due 06/21/99 (g)                      JY      47,000           42
    Strike @ 104.93 Exp. 01/10/97
   4.800% due 06/21/99 (g)                      JY     240,000          240
    Strike @ 98.00 Exp. 11/15/96
   6.400% due 03/20/00 (g)                           1,091,000        1,074
    Strike @ 104.45 Exp. 12/11/96
   5.500% due 03/20/02 (g)                             148,000          163
    Strike @ 104.00 Exp. 12/03/96
   5.500% due 03/20/02 (g)                              32,000           30
    Strike @ 105.66 Exp. 01/10/97
Kingdom of Netherlands
   6.250% due 07/15/98 (g)                      DG      13,000          806
    Strike @ 93.50 Exp. 11/19/96
   6.250% due 07/15/98 (g)                              49,700        3,045
    Strike @ 93.50 Exp. 12/11/96
   6.250% due 07/15/98 (g)                              49,700        3,079
    Strike @ 93.50 Exp. 12/03/96
Kingdom of Spain
  10.900% due 08/30/03 (g)                      SP     387,000          599
    Strike @ 97.10 Exp. 10/01/96
Kingdom of Sweden
  11.000% due 01/21/99 (g)                      SK      20,500          335
    Strike @ 100.00 Exp. 11/21/96
United Kingdom
   6.000% due 08/10/99 (g)                      BP      13,220        2,103
                                                                  ----------
    Strike @ 88.30 Exp. 10/07/96
Total Purchased OTC Call Options                                     14,954
                                                                  ==========
(Cost $14,406)

----------------------------------------------------------------------------
 Short-Term Instruments - 46.2%
----------------------------------------------------------------------------

Discount Notes - 44.7%

Ameritech Corp.
   5.420% due 10/28/96                           $         500          498
Caisse d'Amortissement
   5.310% due 10/07/96                                   3,600        3,598
   5.320% due 10/22/96                                     700          698
   5.320% due 11/20/96                                   1,300        1,290
   5.310% due 11/25/96                                   2,100        2,083
Canadian Wheat Board
   5.270% due 11/06/96                                   2,400        2,387
   5.250% due 11/13/96                                     900          894
E.I. Du Pont de Nemours
   5.250% due 10/07/96                                   6,400        6,394
Electricite de France
   5.340% due 11/18/96                                   5,000        4,964
Federal Home Loan Mortgage Corp.
   5.200% due 11/13/96                                     300          298
Federal National Mortgage Assn.
   5.230% due 11/21/96                                   1,800        1,787
   5.180% due 11/27/96                                   5,000        4,959
Ford Motor Credit Corp.
   5.440% due 10/04/96                                   7,300        7,297
 General Electric Capital Corp.
   5.320% due 10/08/96                                     700          699
   5.420% due 03/03/97                                   2,700        2,638
Hewlett-Packard Co.
   5.400% due 11/27/96                                     200          198
Minnesota Mining & Mfg. Co.
   5.280% due 11/22/96                                   8,000        7,939
Mobil Australia
   5.370% due 10/29/96                                   7,700        7,668
Motorola
   5.300% due 10/03/96                                   3,500        3,499
   5.340% due 10/23/96                                   1,200        1,196
National Rural Utilities Cooperative
   5.280% due 10/28/96                                   2,000        1,992
   5.340% due 11/13/96                                   1,000          994
Norfolk Southern Corp.
   5.400% due 11/05/96                                   2,300        2,288
Proctor & Gamble Co.
   5.270% due 10/08/96                                   2,400        2,398

Global Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
Shell Oil Co.
   5.330% due 10/04/96                           $       2,400    $   2,399
Wool International
   5.270% due 11/20/96                                     800          794
                                                                  ----------
                                                                     71,849
                                                                  ==========

Repurchase Agreement - 0.8%

State Street Bank
   4.750% due 10/01/96                                   1,352        1,352
   (Dated 09/30/96. Collateralized by
   U.S. Treasury Bill 02/27/97
   valued at $1,380,155. Repurchase
   proceeds are $1,352,178.)

U.S. Treasury Bills - 0.7%
   5.037% due 10/17/96-11/21/96 (b) (f)                  1,111        1,105
                                                                  ----------

Total Short-Term Instruments                                         74,306
                                                                  ==========
(Cost $74,306)

Total Investments (a) - 235.4%                                    $ 378,630
(Cost $377,119)

Other Assets and Liabilities (Net) - (135.4%)                      (217,784)
                                                                  ----------

Net Assets - 100.0%                                               $ 160,846
                                                                  ==========


Notes to Schedule of Investments ($ in thousands):

(a)At September 30, 1996, the net unrealized appreciation
   (depreciation) of investments based on cost for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
   investments in which there was an excess of
   value over tax cost.                                           $   3,145

   Aggregate gross unrealized depreciation for all
   investments in which there was an excess of
   tax cost over value.                                              (1,634)
                                                                  ----------

   Unrealized appreciation-net                                    $   1,511
                                                                  ==========

(b)Securities with an aggregate market value of $1,105 have been segregated with the custodian to cover margin requirements for the following open future contracts at September 30, 1996:

                                                                  Unrealized
Type                                                Contracts   Appreciation
----------------------------------------------------------------------------

Commonwealth of Australia 3 Year Bond (12/96)              30     $      27
Commonwealth of Australia 10 Year Bond (12/96)             13            30
Republic of Germany 10 Year Bond (12/96)                   33           132
U.S. Treasury 10 Year Bond (12/96)                        296           404
                                                                  ----------
                                                                  $     593
                                                                  ==========

(c)Foreign forward currency contracts outstanding at September 30, 1996:

                   Principal
                      Amount                                     Unrealized
                     Covered            Expiration             Appreciation\
Type             by Contract                 Month            (Depreciation)
----------------------------------------------------------------------------

Sell          A$       2,013                 10/96                $      (2)
Buy                    2,529                 04/97                       42
Buy           AP         900                 12/96                       53
Sell          BF          71                 10/96                       (0)
Buy                  152,800                 12/96                      (55)
Buy           BP         890                 11/96                       15
Sell                     341                 11/96                       (2)
Buy                    4,674                 12/96                       39
Buy           C$         963                 10/96                        2
Sell                   3,170                 10/96                       (5)
Buy                    4,779                 11/96                        8
Buy                      200                 12/96                        1
Buy                    6,723                 03/97                      (24)
Buy           CK     168,231                 11/96                       39
Buy           DG       6,306                 12/96                     (138)
Sell                   9,689                 12/96                      118
Buy           DK      17,626                 12/96                      (22)
Buy           DM      11,891                 11/96                     (145)
Buy                   44,992                 12/96                     (303)
Sell                  26,775                 12/96                    1,158
Buy                    3,992                 01/97                     (153)
Sell                  12,170                 03/97                      328
Sell                   8,995                 04/97                      188
Buy           FF      72,489                 12/96                     (190)
Sell                   6,740                 12/96                       12
Buy           FM         100                 11/96                        0
Buy           IL   6,826,146                 10/96                       13
Sell               4,644,500                 10/96                        5
Buy                1,467,117                 11/96                        1
Buy               13,640,080                 12/96                      (32)
Sell               4,644,500                 12/96                        5
Buy           IR   3,755,700                 03/97                       42
Buy           JY   5,340,889                 10/96                   (5,253)
Sell               3,075,000                 10/96                    4,827
Buy                  430,300                 12/96                      (62)
Sell                 208,917                 12/96                       47
Sell          N$       7,773                 10/96                      (74)
Buy                      391                 11/96                        5
Sell                   2,520                 11/96                      (33)
Sell          SF      11,400                 11/96                      380
Sell                     100                 01/97                        3
Buy           SK      20,183                 10/96                        6
Sell                     700                 11/96                        0
Buy                   20,162                 12/96                       (3)
Sell                  46,961                 12/96                       (3)
Buy           SP     892,901                 10/96                     (115)
Sell                  58,166                 10/96                        1
Buy                  672,546                 01/97                      (55)
                                                                  ----------
                                                                  $     669
                                                                  ==========

(d)Variable rate security.  The rate listed is as of September 30, 1996.

(e)Principal amount denoted in indicated currency:

       A$ - Australian Dollar      FF - French Franc
       AP - Argentine Peso         FM - Finnish Markka
       BF - Belgian Franc          IL - Italian Lira
       BP - British Pound          IR - Indonesian Rupiah
       C$ - Canadian Dollar        JY - Japanese Yen
       CK - Czech Koruna           N$ - New Zealand Dollar
       DG - Dutch Guilder          SF - Swiss Franc
       DK - Danish Krone           SK - Swedish Krona
       DM - German Mark            SP - Spanish Peseta

(f)Securities are grouped by coupon and represent a range of maturities.

(g)Security subject to outstanding forward sale commitment.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

High Yield Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 Corporate Bonds and Notes - 79.6%
----------------------------------------------------------------------------

Banking and Finance - 8.0%

Americo Life, Inc.
   9.250% due 06/01/05                           $       2,000    $   1,925
Coleman Holdings
   0.000% due 05/27/98 (b)                               6,850        5,908
First Nationwide Holdings
  12.500% due 04/15/03                                   9,450       10,253
  10.625% due 10/01/03                                   2,850        2,996
Navistar Financial
   8.875% due 11/15/98                                   4,500        4,522
Newsquest Capital
  11.000% due 05/01/06                                   4,250        4,399
Panda Funding Corp.
  11.625% due 08/20/12                                   3,350        3,421
Phoenix RE Corp.
   9.750% due 08/15/03                                   6,550        6,943
Reliance Financial Services
   7.866% due 12/01/00 (c)                               1,000        1,013
Reliance Group Holdings
   9.000% due 11/15/00                                   8,500        8,691
Trizec Finance
  10.875% due 10/15/05                                   7,900        8,581
UCC Investors
  10.500% due 05/01/02                                   1,500        1,592
                                                                  ----------
                                                                     60,244
                                                                  ==========

Industrials - 60.3%

Abbey Healthcare Group
   9.500% due 11/01/02                                   7,470        7,750
Albritton Communications
   9.750% due 11/30/07                                   4,000        3,890
American Airlines
  10.610% due 03/04/10                                     650          798
American Standard
   9.250% due 12/01/16                                   6,440        6,601
Amerigas Partners L.P.
  10.125% due 04/15/07                                   8,150        8,537
Ametek, Inc.
   9.750% due 03/15/04                                   5,500        5,775
Atlas Air, Inc.
  12.250% due 12/01/02                                   1,500        1,609
Bell & Howell Co.
  10.750% due 10/01/02                                   4,000        4,270
   0.000% due 03/01/05 (b)                               2,100        1,481
Benedek Broadcasting Corp.
  11.875% due 03/01/05                                   6,850        7,518
Buckeye Cellulose Corp.
   8.500% due 12/15/05                                   2,500        2,419
Building Materials Corp.
   0.000% due 07/01/04 (b)                              22,470       18,088
Cablevision Systems
  10.500% due 05/15/16                                   7,000        7,158
   9.875% due 04/01/23                                   3,000        2,910
Century Communication
  11.875% due 10/15/03                                   5,500        5,940
CF Cable TV, Inc.
   9.125% due 07/15/07                                   7,000        7,175
Clark Oil Refining Corp.
  10.500% due 12/01/01                                   1,000        1,035
Clark R & M Holdings
   0.000% due 02/15/00                                   8,000        5,730
Clark-Schwebel
  10.500% due 04/15/06                                   2,250        2,354
Cumberland Farms
  10.500% due 10/01/03                                   7,208        6,956
Delta Air Lines
  10.790% due 03/26/14                                   2,264        2,730
Dimon, Inc.
   8.875% due 06/01/06                                   3,000        3,023
Doane Products Co.
  10.625% due 03/01/06                                   1,500        1,568
Exide Corp.
   0.000% due 12/15/04 (b)                               2,250        2,031
Falcon Drilling, Inc.
   9.750% due 01/15/01                                   3,450        3,489
Ferrell Gas
  10.000% due 08/01/01                                   7,100        7,420
Figgie International, Inc.
   9.875% due 10/01/99                                   3,240        3,345
Flores and Rucks
   9.750% due 10/01/06                                   3,300        3,370
Foodmaker, Inc.
   9.250% due 03/01/99                                   4,400        4,439
G-I Holdings, Inc.
   0.000% due 10/01/98 (b)                                 430          375
Granite Broadcasting Corp.
  10.375% due 05/15/05                                   3,750        3,834
Griffin Gaming
   0.000% due 06/30/00                                   4,250        4,101
Gulf Canada Resources
   9.250% due 01/15/04                                   9,000        9,258
HMH Properties
   9.500% due 05/15/05                                   7,500        7,538
Hollinger International Publishing
   9.250% due 02/01/06                                   7,400        7,234
HS Resources
   9.875% due 12/01/03                                   3,250        3,209
IMO Industries
  11.750% due 05/01/06                                   2,500        2,600
Integrated Health Services
   9.625% due 05/31/02                                   3,500        3,579
  10.750% due 07/15/04                                   3,250        3,445
  10.250% due 04/30/06                                   2,000        2,073
J. Ray McDermott
   9.375% due 07/15/06                                   7,900        8,038
J.Q. Hammons Hotels
   8.875% due 02/15/04                                   7,500        7,256
Jones Intercable, Inc.
  10.500% due 03/01/08                                   3,500        3,754
Jorgensen, Earle M. Co.
  10.750% due 03/01/00                                   5,050        5,151
K-III Communications Co.
   8.500% due 02/01/06                                   9,000        8,393
KCS Energy, Inc.
  11.000% due 01/15/03                                   6,100        6,649
La Quinta Inns, Inc.
   9.250% due 05/15/03                                   3,100        3,193
Lenfest Communications
   8.375% due 11/01/05                                   7,500        7,088
Magnetek, Inc.
  10.750% due 11/15/98                                   4,250        4,335
Marcus Cable
   0.000% due 08/01/04 (b)                               8,900        6,953
Moog, Inc.
  10.000% due 05/01/06                                   3,250        3,348
Muzak LP/Muzak Capital
  10.000% due 10/01/03                                   2,800        2,832
NL Industries
  11.750% due 10/15/03                                   5,100        5,406
Nuevo Energy Co.
  12.500% due 06/15/02                                   5,732        6,176

High Yield Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
   9.500% due 04/15/06                               $   2,500    $   2,575
Owens & Minor
  10.875% due 06/01/06                                   4,850        5,080
Owens Illinois
  10.500% due 06/15/02                                   2,000        2,093
  11.000% due 12/01/03                                   7,500        8,230
Pacific Lumber
  10.500% due 03/01/03                                   7,250        7,168
Paging Network
   8.875% due 02/01/06                                   3,500        3,404
  10.125% due 08/01/07                                   2,500        2,600
Paracelsus Healthcare
  10.000% due 08/15/06                                   4,500        4,652
Pathmark Stores, Inc.
   9.625% due 05/01/03                                   6,500        6,403
Printpack, Inc.
   9.875% due 08/15/04                                   5,950        6,121
  10.625% due 08/15/06                                   1,250        1,291
Repap Wisconsin, Inc.
   9.250% due 02/01/02                                   5,600        5,544
Revlon Consumer Products Corp.
   9.375% due 04/01/01                                   6,000        6,104
  10.500% due 02/15/03                                   2,000        2,073
Revlon Worldwide
   0.000% due 03/15/98                                   2,000        1,758
RJR Nabisco
   8.000% due 07/15/01                                   2,000        1,960
   8.625% due 12/01/02                                   5,500        5,481
Rogers Cablesystems, Inc.
  10.000% due 03/15/05                                   5,500        5,610
Rogers Cantel Mobile
  11.125% due 07/15/02                                   2,000        2,113
   9.375% due 06/01/08                                  12,000       11,940
SCI Television
  11.000% due 06/30/05                                   7,675        8,211
Sequa Corp.
  10.000% due 05/14/01                                   1,500        1,546
Showboat, Inc.
   9.250% due 05/01/08                                   2,650        2,650
Station Casinos
   9.625% due 06/01/03                                   4,300        4,193
Stone Consolidated
  10.250% due 12/15/00                                   2,250        2,391
Sweetheart Cup Co.
   9.625% due 09/01/00                                   6,000        6,180
Teekay Shipping Corp.
   8.320% due 02/01/08                                   2,750        2,640
Teleport Communications
   0.000% due 07/01/07 (b)                              12,150        7,837
Telewest Communications
   9.625% due 10/01/06                                   7,500        7,500
Tenet Healthcare
  10.125% due 03/01/05                                   6,800        7,412
Texas Petrochemical
  11.125% due 07/01/06                                   3,500        3,701
Transtexas Gas Corp.
  11.500% due 06/15/02                                   2,450        2,615
Unisys Corp.
  12.000% due 04/15/03                                   7,750        8,041
US Air, Inc.
   9.625% due 09/01/03                                   1,740        1,714
Venture Holdings Trust
   9.750% due 04/01/04                                     781          691
Vintage Petroleum
   9.000% due 12/15/05                                   8,240        8,218
West Point Stevens
   8.750% due 12/15/01                                   1,500        1,523
   9.375% due 12/15/05                                   6,000        6,060
World Color Press, Inc.
   9.125% due 03/15/03                                   9,085        9,040
Young Broadcasting, Inc.
   9.000% due 01/15/06                                   7,500        7,069
                                                                  ----------
                                                                    456,659
                                                                  ==========
Utilities - 11.3%

AES Corp.
  10.250% due 07/15/06                                   9,835       10,450
Cablevision Systems
   9.875% due 02/15/13                                   2,000        1,933
California Energy
   9.875% due 06/30/03                                   3,000        3,120
   0.000% due 01/15/04 (b)                              12,490       12,771
Calpine Corp.
   9.250% due 02/01/04                                   5,500        5,253
CMS Energy
   9.875% due 10/01/99 (c)                               4,950        5,148
CTC Mansfield Funding
  11.125% due 09/30/16                                   7,000        7,421
El Paso Electric Co.
   8.900% due 02/01/06                                   5,000        5,088
Long Island Lighting Co.
   8.200% due 03/15/23                                   4,500        4,067
Niagara Mohawk Power
   9.500% due 03/01/21                                   2,000        1,917
   7.875% due 04/01/24                                   5,500        4,609
North Atlantic Energy
   9.050% due 06/01/02                                   5,407        5,338
 Triton Energy
   0.000% due 11/01/97                                   3,950        3,659
Vanguard Cellular Systems, Inc.
   8.750% due 04/15/06                                   7,500        7,480
Wilmington Trust Co. - Tucson Electric
  10.211% due 01/01/09                                     500          481
  10.732% due 01/01/13                                   6,993        6,707
                                                                  ----------
                                                                     85,442
                                                                  ----------
Total Corporate Bonds and Notes                                     602,345
                                                                  ==========
(Cost $589,763)

----------------------------------------------------------------------------
 U.S. Treasury Notes - 2.7%
----------------------------------------------------------------------------

   5.875% due 07/31/97                                  20,000       20,031
                                                                  ----------
Total U.S. Treasury Notes                                            20,031
                                                                  ==========
(Cost $19,983)

----------------------------------------------------------------------------
 Mortgage-Backed Securities - 5.8%
----------------------------------------------------------------------------

Federal Housing Administration - 0.1%

   9.250% due 12/31/96                                   1,349        1,349
                                                                  ----------

Collateralized Mortgage Obligations - 2.6%

CS First Boston Mortgage Securities Corp.
   7.826% due 01/25/28 (c)                               2,267        1,673
Federal National Mortgage Assn.
   8.122% due 05/25/28 (c)                               2,835        1,907
Lennar Central Partners L.P.
   9.890% due 09/15/04                                   1,000        1,002
LTC
   9.200% due 08/04/23                                   2,235        2,310
Manufacturers Hanover Corp.
   7.250% due 12/16/25 (c)                                 939          936
   9.400% due 12/16/25 (c)                               4,180        4,024
Red Mountain Funding Corp.
   9.150% due 11/28/27                                   4,227        3,746
Resolution Trust Corp.
   7.083% due 09/25/20 (c)                                 801          529

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
   9.250% due 06/25/23                               $   3,500    $   3,548
   9.500% due 05/25/24                                     137          135
   8.500% due 03/25/25                                     182          179
                                                                  ----------
                                                                     19,989
                                                                  ==========

Other Mortgage-Backed Securities - 2.8%

Resolution Trust Corp.
   8.000% due 06/25/26                                  11,929       10,265
   6.900% due 02/25/27                                   8,826        7,677
Structured Asset Securities Corp.
   7.050% due 11/25/02                                   4,000        3,190
                                                                  ----------
                                                                     21,132
                                                                  ==========

Stripped Mortgage-Backed Securities - 0.2%

Federal National Mortgage Assn. (IO)
   6.000% due 07/25/05                                   5,467          381
   7.000% due 07/25/08                                   6,906        1,027
   6.500% due 06/25/17                                   4,438          443
Fund America (IO)
   9.590% due 10/20/21                                   2,178          367
                                                                  ----------
                                                                      2,218
                                                                  ----------
Total Mortgage-Backed Securities                                     44,689
                                                                  ==========
(Cost $45,696)

----------------------------------------------------------------------------
 Asset-Backed Securities - 1.1%
----------------------------------------------------------------------------

Airplanes Pass Through Trust
  10.875% due 03/15/19                                   7,500        8,081
                                                                  ----------
Total Asset-Backed Securities                                         8,081
                                                                  ==========
(Cost $7,732)

----------------------------------------------------------------------------
 Sovereign Issues - 2.9%
----------------------------------------------------------------------------

Republic of Argentina
   6.625% due 03/31/05 (c)                              15,435       12,907
   5.000% due 03/31/23 (c)                               8,000        4,670
Third Mexican Acceptance Corp.
   7.370% due 03/15/98                                   1,000          975
United Mexican States
   6.250% due 12/31/19                                   5,000        3,462
                                                                  ----------
Total Sovereign Issues                                               22,014
                                                                  ==========
(Cost $19,301)

----------------------------------------------------------------------------
 Preferred Stock - 2.7%
----------------------------------------------------------------------------

                                                        Shares

First Nationwide Bank                                    8,500          965
Time Warner, Inc.                                       18,595       19,617
                                                                  ----------
Total Preferred Stock                                                20,582
                                                                  ==========
(Cost $19,217)

----------------------------------------------------------------------------
 Short-Term Instruments - 1.7%
----------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                       (000's)
Discount Notes - 1.4%

Caisse d'Amortissement
   5.330% due 10/21/96                               $   1,100        1,097
   5.320% due 11/20/96                                   1,400        1,390
Electricite de France
   5.340% due 11/18/96                                   8,300        8,240
                                                                  ----------
                                                                     10,727
                                                                  ==========

Repurchase Agreement - 0.3%

State Street Bank
   4.750% due 10/01/96                               $   2,121    $   2,121
                                                                  ----------
   (Dated 09/30/96. Collateralized by
   U.S. Treasury Bill 10/01/96 valued
   at $2,168,115. Repurchase proceeds
   are $2,121,279.)

Total Short-Term Instruments                                         12,848
                                                                  ==========
(Cost $12,848)

Total Investments (a) - 96.5%                                     $ 730,590
(Cost $714,540)

Other Assets and Liabilities (Net) - 3.5%                            26,631
                                                                  ----------

Net Assets - 100.0%                                               $ 757,221
                                                                  ==========


Notes to Schedule of Investments ($ in thousands):

(a)At September 30, 1996, the net unrealized appreciation
   (depreciation) of investments based on cost for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for
   all investments in which there was an excess
   of value over tax cost.                                        $  19,697

   Aggregate gross unrealized depreciation for
   all investments in which there was an excess
   of tax cost over value.                                           (3,647)
                                                                  ----------

   Unrealized appreciation-net                                    $  16,050
                                                                  ==========

(b)Security becomes interest bearing at a future date.

(c)Variable rate security. The rate listed is as of September 30, 1996.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Money Market Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 U.S. Government Agencies - 1.6%
----------------------------------------------------------------------------

Federal National Mortgage Assn.
   6.073% due 12/01/18 (a)                          $      454    $     456
                                                                  ----------
Total U.S. Government Agencies                                          456
                                                                  ==========
(Cost $456)

----------------------------------------------------------------------------
 Short-Term Instruments - 100.4%
----------------------------------------------------------------------------

Discount Notes - 99.4%

Aluminum Co. of America
   5.430% due 11/18/96                                   1,500        1,489
Avnet, Inc.
   5.420% due 10/03/96                                   1,000        1,000
Campbell Soup Co.
   5.340% due 10/10/96                                   1,100        1,099
Commonwealth of Canada
   5.300% due 10/28/96                                   1,700        1,693
Dun & Bradstreet Corp.
   5.280% due 10/01/96                                   1,000        1,000
E.I. Du Pont de Nemours
   5.280% due 10/03/96                                   1,300        1,300
Ford Motor Credit Co.
   5.390% due 10/10/96                                   1,000          999
   5.300% due 12/12/96                                     500          495
Goldman Sachs & Co.
   5.370% due 11/12/96                                   1,500        1,491
IBM Credit Corp.
   5.290% due 10/31/96                                   1,800        1,792
International Business Machines Corp.
   5.320% due 11/25/96                                   1,500        1,488
Illinois Tool Works, Inc.
   5.340% due 11/12/96                                     500          497
Motorola, Inc.
   5.270% due 11/04/96                                   1,200        1,194
National Australia Funding
   5.440% due 12/19/96                                   1,000          988
Nynex Corp.
   5.320% due 11/04/96                                     500          497
   5.360% due 11/04/96                                   1,300        1,293
New York Times Co.
   5.350% due 10/01/96                                     750          750
   5.350% due 10/31/96                                   1,150        1,145
Philip Morris Co.
   5.300% due 11/05/96                                   1,500        1,492
Pitney Bowes Credit Corp.
   5.440% due 10/16/96                                     700          698
Proctor & Gamble Co.
   5.400% due 12/12/96                                   1,000          989
Temple-Inland, Inc.
   5.330% due 11/05/96                                   1,800        1,791
U.S. Bancorp
   5.400% due 12/19/96                                   1,500        1,482
Xerox Corp.
   5.440% due 10/17/96                                   1,500        1,496
                                                                  ----------
                                                                     28,158
                                                                  ==========

Repurchase Agreement - 1.0%

State Street Bank
   4.750% due 10/01/96                               $     269    $     269
   (Dated 09/30/96. Collateralized by
   U.S. Treasury Bond 7.125% 02/15/23
   valued at $275,442. Repurchase
   proceeds are $269,035.)

Total Short-Term Instruments                                         28,427
                                                                  ==========
(Cost $28,427)

Total Investments - 102.0%                                        $  28,883
(Cost $28,883)

Other Assets and Liabilities (Net) - (2.0%)                            (571)
                                                                  ----------

Net Assets - 100.0%                                               $  28,312
                                                                  ==========

Notes to Schedule of Investments:

(a)Variable rate security. The rate listed is as of September 30, 1996.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

StocksPLUS Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 Corporate Bonds and Notes - 34.6%
----------------------------------------------------------------------------

Banking and Finance - 15.9%
Advanta Corp.
   7.260% due 10/15/96                               $   1,500    $   1,501
Banco Latino
   5.919% due 03/27/97 (d)                               5,000        5,000
Capital One Bank
   6.313% due 03/21/97 (d)                               1,000        1,001
   8.125% due 02/27/98                                   1,000        1,021
Caterpillar Financial
   5.780% due 04/01/99 (d)                               2,000        1,990
Chrysler Financial Corp.
   6.190% due 10/27/97                                   2,000        2,001
Den Danske Bank
   5.875% due 06/30/00 (d)                                 450          453
Ford Motor Credit Corp.
   6.170% due 11/09/98 (d)                                 500          499
   6.060% due 03/30/99 (d)                                 250          250
   5.460% due 04/05/99 (d)                                 340          340
General Motors Acceptance Corp.
   6.170% due 03/16/99 (d)                               2,000        1,998
Kansallis-Osake
   7.860% due 09/30/43 (d)                               1,500        1,544
Lehman Brothers
   6.540% due 01/05/98                                   5,000        5,007
Merrill Lynch & Co.
   7.000% due 10/10/00 (d)                               3,000        3,022
Salomon, Inc.
   6.300% due 10/21/96 (d)                                 500          500
   5.790% due 11/26/97                                   2,000        1,985
   7.000% due 01/20/98                                     250          252
   5.790% due 04/05/99 (d)                                 500          497
                                                                  ----------
                                                                     28,861
                                                                  ==========

Industrials - 10.6%

Arkla, Inc.
   9.875% due 04/15/97                                   3,000        3,061
COFIRI International, Inc.
   5.925% due 10/27/00 (d)                               2,000        1,983
First Brands Corp.
   9.125% due 04/01/99                                   1,000        1,015
G-I Holdings, Inc.
   0.000% due 10/01/98                                   1,000          873
Merita
   5.850% due 12/01/05 (d)                               1,000          996
Occidental Petroleum
   9.200% due 08/15/97                                   1,000        1,026
RJR Nabisco
   8.000% due 07/15/01                                     500          490
TCI Communications, Inc.
   6.263% due 03/11/03 (d)                               4,000        4,003
Time Warner, Inc.
   6.460% due 08/15/00 (d)                               3,750        3,750
United Illuminating
  10.240% due 01/02/20                                   2,000        2,093
                                                                  ----------
                                                                     19,290
                                                                  ==========

Utilities - 8.1%

Beaver Valley Funding Corp.
   8.250% due 06/01/03                                     800          786
Centerior Fuel Corp.
   9.200% due 08/02/98                                   1,000        1,026
Cleveland Electric Illuminating Co.
   8.170% due 11/30/98                                   1,000        1,014
El Paso Electric Co.
   7.250% due 02/01/99                                   1,000          998
Gulf States Utilities
   9.720% due 07/01/98                                   6,117        6,351
Hydro-Quebec
   6.000% due 09/29/49 (d)                                 400          358
North Atlantic Energy
   9.050% due 06/01/02                                   1,397        1,379
Texas Utilities
   6.078% due 05/01/99 (d)                               2,500        2,508
Transcontinental Gas Pipeline
   9.000% due 11/15/96                                     200          201
                                                                  ----------
                                                                     14,621
                                                                  ----------
Total Corporate Bonds and Notes                                      62,772
                                                                  ==========
(Cost $62,629)

----------------------------------------------------------------------------
 Mortgage-Backed Securities - 38.6%
----------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 3.6%

   6.920% due 07/01/19 (d)                               2,789        2,751
   7.835% due 12/01/22 (d)                               1,663        1,715
   8.214% due 06/01/22 (d)                               1,300        1,339
   8.500% due 04/01/2025-06/01/25 (e)                      757          780
                                                                  ----------
                                                                      6,585
                                                                  ==========

Federal National Mortgage Association - 2.5%

   5.971% due 12/01/23 (d)                                 338          335
   6.059% due 04/01/18 (d)                                 143          142
   6.070% due 05/01/17 (d)                                 510          506
   6.073% due 01/01/27 (d)                                 133          132
   6.074% due 08/01/29 (d)                                 551          546
   6.902% due 05/01/22 (d)                                 892          912
   7.557% due 02/01/25 (d)                               1,750        1,804
   9.000% due 01/01/99                                      75           77
                                                                  ----------
                                                                      4,454
                                                                  ==========

Government National Mortgage Association - 12.5%

   4.500% due 04/20/26-05/20/26(e)                       1,005          960
   5.000% due 02/20/26-05/20/26 (d)(e)                   9,983        9,624
   7.000% due 11/20/24 (d)                                 745          756
   7.125% due 09/20/22 (d)                               3,389        3,437
   7.250% due 07/20/24-08/20/24 (d)(e)                   7,664        7,823
                                                                  ----------
                                                                     22,600
                                                                  ==========

Collateralized Mortgage Obligations - 14.1%

Bank Mart
   7.343% due 03/01/19 (d)                               2,283        2,232
Citicorp Mortgage
   9.500% due 11/25/17                                   1,125        1,167
   7.416% due 09/25/18 (d)                                 112          112
Collateralized Mortgage Securities Corp.
   9.250% due 12/20/04                                      11           11
Countrywide
   6.500% due 02/25/24                                   1,942        1,938
Donaldson, Lufkin & Jenrette
   7.580% due 10/17/20 (d)                                 494          494
Federal Home Loan Mortgage Corp.
   5.750% due 03/15/00                                     193          193
Federal National Mortgage Assn.
   7.340% due 04/25/20 (d)                               1,216        1,223
Greenwich
   7.038% due 10/25/22 (d)                                  65           65
Manufacturers Hanover Corp.
   7.250% due 12/16/25 (d)                               2,583        2,575
Paine Webber Mortgage
   6.540% due 02/25/01 (d)                               2,390        2,339
Prudential Home
   7.050% due 05/25/24 (d)                               2,852        2,858
Residential Funding
   6.288% due 03/25/18 (d)                                 968          939

StocksPLUS Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
Resolution Trust Corp.
   7.400% due 01/25/20 (d)                           $   1,000    $   1,018
   7.246% due 05/25/21 (d)                                  85           86
   6.525% due 09/25/21 (d)                               1,929        1,922
   7.000% due 10/25/24                                      20           20
   6.400% due 05/25/29 (d)                               1,305        1,306
Salomon Mortgage
   8.910% due 02/16/98                                   3,000        3,097
   7.000% due 07/25/24                                      49           49
Sears Mortgage
   8.601% due 05/25/32 (d)                                  50           50
Structured Asset Securities Corp.
   7.750% due 02/25/28                                   1,796        1,811
                                                                  ----------
                                                                     25,505
                                                                  ==========

Other Mortgage-Backed Securities - 4.5%

California Federal Savings & Loan
   6.833% due 01/01/19 (d)                                  93           92
Fund America
   7.411% due 06/25/23 (d)                                 275          279
Great Western Savings & Loan
   6.314% due 01/25/18 (d)                                 118          117
J.P. Morgan & Co.
   7.018% due 01/25/18 (d)                               1,100        1,105
Red Mountain Funding Corp.
   5.252% due 11/28/27                                   1,720        1,719
REIG Commercial Mortgage Funding Trust
   5.842% due 04/27/98 (d)                               1,200        1,201
Resolution Trust Corp.
   6.889% due 12/25/23 (d)                                  94           94
Structured Asset Securities Corp.
   6.707% due 09/25/36 (d)                               1,835        1,852
Western Federal Savings & Loan
   6.424% due 10/25/18 (d)                                 783          780
   6.839% due 02/24/19 (d)                                  98           97
   6.615% due 06/25/19 (d)                                 853          851
                                                                  ----------
                                                                      8,187
                                                                  ==========

Stripped Mortgage-Backed Securities - 1.4%

Federal Home Loan Mortgage Corp. (IO)
   7.000% due 08/15/13                                     349           17
Federal National Mortgage Assn. (IO)
   6.000% due 11/25/00                                   1,391          142
   6.500% due 02/25/21 (d)                              11,571        1,448
   7.000% due 07/25/06                                   1,068          138
   7.000% due 07/25/21                                   1,934          326
   7.500% due 08/25/10                                     219            1
Federal National Mortgage Assn. (PO)
   0.000% due 01/25/20                                     600          593
Prudential Home (IO)
   4.299% due 02/25/22                                      34           66
                                                                  ----------
                                                                      2,731
                                                                  ----------
Total Mortgage-Backed Securities                                     70,062
                                                                  ==========
(Cost $70,258)

----------------------------------------------------------------------------
 Asset-Backed Securities - 1.7%
----------------------------------------------------------------------------

LIBOR-Index Certificates
   6.108% due 08/31/98 (d)                               3,000        3,000
                                                                  ----------
Total Asset-Backed Securities                                         3,000
                                                                  ==========
(Cost $3,000)


----------------------------------------------------------------------------
 Sovereign Issues - 2.3%
----------------------------------------------------------------------------

Republic of Argentina
   6.625% due 03/31/05 (d)                               4,998        4,180
                                                                  ----------
Total Sovereign Issues                                                4,180
                                                                  ==========
(Cost $3,685)


----------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c)(g) - 1.2%
----------------------------------------------------------------------------

Commonwealth of Canada
   4.250% due 12/01/26                          C$       3,039    $   2,128
                                                                  ----------
Total Foreign Currency-Denominated Issues                             2,128
                                                                  ==========
(Cost $2,036)

----------------------------------------------------------------------------
 Short-Term Instruments - 20.6%
----------------------------------------------------------------------------

Discount Notes 17.6%

Ameritech Corp.
   5.330% due 10/02/96                           $       1,100        1,100
Caisse d'Amortissement
   5.340% due 10/07/96                                   1,500        1,498
   5.330% due 10/21/96                                     700          698
   5.350% due 10/24/96                                   1,300        1,296
   5.310% due 12/13/96                                     900          890
Canadian Wheat Board
   5.270% due 11/06/96                                   1,500        1,492
Electricite de France
   5.340% due 11/18/96                                   3,700        3,673
   5.300% due 11/25/96                                   3,800        3,769
Federal National Morgtgage Assn.
   5.220% due 10/15/96                                     200          200
Ford Motor Credit Corp.
   5.290% due 10/29/96                                   2,400        2,390
   5.280% due 11/12/96                                   2,500        2,485
General Electric Capital Corp.
   5.300% due 11/12/96                                     300          298
   5.330% due 11/25/96                                   3,000        2,976
KFW International Financial
   5.300% due 11/12/96                                   1,200        1,192
Mobil Australia
   5.340% due 10/16/96                                   1,000          998
Motorola, Inc.
   5.320% due 10/23/96                                     900          897
National Rural Utilities Cooperative
   5.340% due 10/15/96                                   2,000        1,996
Proctor & Gamble Co.
   5.270% due 10/08/96                                     400          400
   5.250% due 10/17/96                                   2,400        2,394
Wool International
   5.370% due 11/06/96                                   1,200        1,194
                                                                  ----------
                                                                     31,836
                                                                  ==========

Repurchase Agreements - 1.1%

State Street Bank
   4.750% due 10/01/96                                   1,956        1,956
                                                                  ----------
   (Dated 09/30/96. Collateralized by
   Federal National Mortgage Assn. 6.580%
   11/15/02 valued at $1,999,848.
   Repurchase proceeds are $1,956,258.)

U.S. Treasury Bills - 1.9%
   5.050% due 10/17/96-01/09/97 (b)(e)                   3,555        3,543
                                                                  ----------

Total Short-Term Instruments                                         37,335
                                                                  ==========
(Cost $37,335)

Total Investments (a) - 99.0%                                     $ 179,477
(Cost $178,943)

Written Options (h) - (0.0%)                                            (13)
(Premiums $31)

Other Assets and Liabilities (Net) - 1.0%                             1,836
                                                                  ----------

Net Assets - 100.0%                                               $ 181,300
                                                                  ==========

Notes to Schedule of Investments ( $in thousands):


(a)At September 30, 1996, the net unrealized appreciation
   (depreciation) of investments based on cost for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for
   all investments in which there was an excess
   of value over tax cost.                                        $   1,029

   Aggregate gross unrealized depreciation for all
   investments in which there was an excess of
   tax cost over value.                                                (495)
                                                                  ----------

   Unrealized appreciation-net                                    $     534
                                                                  ==========

(b)Securities with an aggregate market value of $3,543 have been segregated with the custodian to cover margin requirements for the following open future contracts at September 30, 1996:

                                                                 Unrealized
Type                                            Contracts      Appreciation
----------------------------------------------------------------------------
S & P 500 Index (12/96)                               246        $    3,627

(c)Foreign forward currency contracts outstanding at September 30, 1996:

                      Principal
                         Amount                                  Unrealized
                        Covered            Expiration          Appreciation/
Type                by Contract                 Month         (Depreciation)
----------------------------------------------------------------------------

Buy        BF           144,490                 06/97             $     (46)
Sell                    141,036                 06/97                     9
Sell       C$             2,814                 09/97                   (13)
Buy        JY             2,561                 10/96                    (1)
Sell                       2561                 10/96                   (50)
                                                                  ----------
                                                                  $    (101)
                                                                  ==========

(d)Variable rate security. The rate listed is as of September 30, 1996.

(e)Securities are grouped by coupon and represent a range of maturities.

(f)Swap agreements outstanding at September 30, 1996:

                                                Notional          Unrealized
Type                                              Amount        Depreciation
----------------------------------------------------------------------------

Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Deutsche Bank AG London
Exp. 12/31/96                                 $  25,783           $    (639)

Broker: Lehman Brothers
Exp. 12/31/96                                    24,400                (600)

Broker: Morgan Stanley
Exp. 03/31/97                                    36,968                   0
                                                                  ----------
                                                                  $  (1,239)
                                                                  ==========

(g)Principal amount denoted in indicated currency:

         BF - Belgian Franc
         C$ - Canadian Dollar
         JY - Japanese Yen

(h)Premiums received on Written Put Options:

                                                     Premiums        Market
Type                                          Par    Received         Value
----------------------------------------------------------------------------

CME Eurodollar June Futures
   Strike @ 93.50 Exp. 06/16/97          $ 27,000    $     31     $      13

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Strategic Balanced Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 Corporate Bonds and Notes - 40.2%
----------------------------------------------------------------------------

Banking and Finance - 23.2%

Advanta National Bank
   5.980% due 05/09/97                               $     100    $     100
AT&T Capital Corp.
   6.070% due 10/24/97                                     300          300
Banco Latino
   6.128% due 04/15/97 (d)                                 300          300
Capital One Bank
   6.490% due 08/15/97                                     300          300
Lehman Brothers
   9.500% due 06/15/97                                     300          307
   6.540% due 01/05/98                                     500          501
Paine Webber
   7.750% due 10/20/97                                     300          304
Salomon, Inc.
   5.650% due 02/10/98                                     300          297
                                                                  ----------
                                                                      2,409
                                                                  ==========
Industrials - 6.9%

Gulf Canada Resources
   9.000% due 08/15/99                                     300          311
RJR Nabisco, Inc.
   8.625% due 12/01/02                                     100          100
Sequa Corp.
   9.625% due 10/15/99                                     300          306
                                                                  ----------
                                                                        717
                                                                  ==========

Utilities - 10.1%

Consumers Power Co.
   8.750% due 02/15/98                                     200          205
Gulf States Utilities
   9.720% due 07/01/98                                      40           41
Long Island Lighting Co.
   7.625% due 04/15/98                                     300          302
Philadelphia Electric
   6.125% due 10/01/97                                     300          299
Texas Utilities
   6.375% due 08/01/97                                     200          200
                                                                  ----------
                                                                      1,047
                                                                  ----------
Total Corporate Bonds and Notes                                       4,173
                                                                  ==========
(Cost $4,158)


----------------------------------------------------------------------------
 U.S. Treasury Notes - 9.6%
----------------------------------------------------------------------------

   5.750% due 09/30/97                                   1,000        1,000
                                                                  ----------
Total U.S. Treasury Notes                                             1,000
                                                                  ==========
(Cost $997)

----------------------------------------------------------------------------
 Mortgage-Backed Securities - 39.6%
----------------------------------------------------------------------------

Government National Mortgage Association - 16.2%

   6.000% due 04/20/24 (d)                               1,402        1,388
   7.000% due 10/20/23 (d)                                 288          293
                                                                  ----------
                                                                      1,681
                                                                  ==========

Collatralized Mortgage Obligations - 16.6%

Federal Home Loan Mortgage Corp.
   7.000% due 05/15/23                                      76           66
Federal National Mortgage Assn.
   8.500% due 04/25/18                                     183          184
   6.500% due 12/25/23                                     120          100
Federal Home Loan Mortgage Corp.
   9.000% due 06/15/15                                      44           44
Guardian
   7.219% due 01/25/21 (d)                                 300          204
Merrill Lynch Mortgage
   4.550% due 12/15/13                                     299          296
Resolution Trust Corp.
   7.500% due 08/25/23                                     200          200
Ryland Acceptance Corp.
   8.350% due 12/01/12                                     394          398
Structured Mortgage Asset Residential Trust
   7.875% due 09/25/21                                     237          238
                                                                  ----------
                                                                      1,730
                                                                  ==========

Other Mortgage-Backed Securities - 2.4%

Matterhorn
   6.259% due 01/21/06 (d)                                 247          246
                                                                  ----------

Stripped Mortgage-Backed Securities - 4.4%

Collateralized Mortgage Obligation Trust (PO)
   0.000% due 04/23/17                                      40           29
Federal Home Loan Mortgage Corp. (IO)
   7.000% due 02/15/17                                   2,571          240
Federal National Mortgage Assn. (IO)
   6.500% due 09/25/08                                   1,549          186
                                                                  ----------
                                                                        455
                                                                  ----------
Total Mortgage-Backed Securities                                      4,112
                                                                  ==========
(Cost $4,087)

----------------------------------------------------------------------------
 Asset-Backed Securities - 1.0%
----------------------------------------------------------------------------

Conti Mortgage Home Equity Loan Trust
   6.760% due 02/15/11                                      97           97
                                                                  ----------
Total Asset-Backed Securities                                            97
                                                                  ==========
(Cost $97)

----------------------------------------------------------------------------
 Sovereign Issues - 2.4%
----------------------------------------------------------------------------

Republic of Argentina
   6.625% due 03/31/05 (d)                                 294          246
                                                                  ----------
Total Sovereign Issues                                                  246
                                                                  ==========
(Cost $228)

----------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c) (f) - 0.7%
----------------------------------------------------------------------------

Commonwealth of Canada
   4.250% due 12/01/26                          C$         101           71
                                                                  ----------
Total Foreign Currency-Denominated Issues                                71
                                                                  ==========
(Cost $68)

----------------------------------------------------------------------------
 Short-Term Instruments - 8.7%
----------------------------------------------------------------------------

Discount Notes - 1.9%

Caisse d'Amortissement
   5.420% due 10/23/96                           $         100          100
Federal Home Loan Mortgage Corp.
   5.290% due 11/13/96                                     100           99
                                                                  ----------
                                                                        199
                                                                  ==========

Repurchase Agreement - 5.2%

State Street Bank
   4.750% due 10/01/96                                     540          540
                                                                  ----------
   (Dated 09/30/96. Collateralized by
   U.S. Treasury Note 6.000% 08/31/97
   valued at $543,613. Repurchase
   proceeds are $540,071.)

U.S. Treasury Bills - 1.6%

   5.011% due 10/24/96-11/14/96 (b)                        170          169
                                                                  ----------
Total Short-Term Instruments                                            908
                                                                  ==========
(Cost $908)

================================================================================

Total Investments (a) - 102.2%                                    $  10,607
(Cost $10,543)

Other Assets and Liabilities (Net) - (2.2%)                            (229)
                                                                  ----------

Net Assets - 100.0%                                               $  10,378
                                                                  ==========


Notes to Schedule of Investments ($ in thousands):

(a)At September 30, 1996, the net unrealized appreciation
   (depreciation) of investments based on cost for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for
   all investments in which there was an excess
   of value over tax cost.                                        $      81

   Aggregate gross unrealized depreciation for
   all investments in which there was an excess
   of tax cost over value.                                              (17)
                                                                  ----------

   Unrealized appreciation-net                                    $      64
                                                                  ==========

(b)Securities with an aggregate market value of $169 have been segregated with the custodian to cover margin requirements for the following open future contracts at September 30, 1996:


                                                                  Unrealized
Type                                           Contracts        Appreciation
----------------------------------------------------------------------------

S&P 500 Index (12/96)                                  9          $     137
U.S. Treasury 5 Year Note (12/96)                      9                 11
U.S. Treasury 10 Year Note (12/96)                    12                 21
U.S. Treasury 30 Year Bond (12/96)                     5                  5
                                                                  ----------
                                                                  $     174
                                                                  ==========

(c)Foreign forward currency contracts outstanding at September 30, 1996:

                        Principal
                           Amount
                          Covered          Expiration            Unrealized
Type                  by Contract               Month          Appreciation
----------------------------------------------------------------------------

Sell        C$                 94               09/97             $       0

(d)Variable rate security.  The rate listed is as of September 30, 1996.

(e)Swap agreement outstanding at September 30, 1996:

                                                Notional         Unrealized
Type                                              Amount       Depreciation
----------------------------------------------------------------------------

Receive total return on S&P 500 Index
and pay floating rate based on 1 month LIBOR.

Broker: Lehman Brothers
Exp. 12/31/96                                 $    3,016          $     (74)

(f)Principal amount denoted in indicated currency:

            C$ - Canadian Dollar

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

September 30, 1996 (unaudited)


1. Significant Accounting Policies

PIMCO Funds (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no-load, open-end investment management company. The Trust currently consists of 18 separate investment funds (the "Funds"): the Total Return Fund; the Total Return Fund II; the Total Return Fund III; the Low Duration Fund; the Low Duration Fund II; the Low Duration Fund III; the ShortTerm Fund; the LongTerm U.S. Government Fund; the Foreign Fund; the Global Fund; the High Yield Fund; the Money Market Fund; the StocksPLUS Fund; the StocksPLUS Short Strategy Fund; the Strategic Balanced Fund; the Moderate Duration Fund; the Commercial Mortgage Securities Fund; and the International Fund (available only to private account clients of PIMCO). The semi-annual report for the International Fund is provided separately. Effective June 30, 1996, and July 31, 1996, respectively, two series of the Trust, the VersaSTYLE Equity Fund II and the Growth Stock Fund were closed. The semi-annual reports for these Funds are also provided separately. The Moderate Duration, Commercial Mortgage Securities, Low Duration III and StocksPLUS Short Strategy Funds had not commenced operations as of September 30, 1996. The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Foreign currency amounts are converted to U.S. dollars using foreign exchange quotations received from independent dealers. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed below.

Credit Quality. The credit quality pie charts included in Investment Performance represent the credit quality of all fixed income securities. The rating assigned to each security is the higher of that reported by Moody's or Standard & Poor's. If the security is not rated by either Moody's or Standard & Poor's, the Adviser assigns a rating that is comparable in quality.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

Dividends and Distributions to Shareholders. Dividends from net investment income of each Fund except the StocksPLUS and Strategic Balanced Funds are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income of the StocksPLUS and Strategic Balanced Funds are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year. Foreign exchange gains or losses on investments and the income generated from such investments, arising from fluctuations of exchange rates of the non-dollar denominated investments relative to the U.S. dollar, are reported to shareholders as income in accordance with the provisions of the Internal Revenue Code.
     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income and accumulated undistributed net realized gains in order to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Commencement of Multiclass Operations. On August 23, 1994, each Fund within the PIMCO Funds was authorized to offer investors a choice of two classes of shares, the Institutional Class and the Administrative Class. Each class has equal rights as to assets and voting privileges, while each has exclusive rights with respect to its distribution plan. The Total Return, Total Return II, Low Duration, Short-Term, High Yield, Money Market and Global Funds commenced multiclass operations on September 7, 1994, November 30, 1994, December 31, 1994, February 1, 1996, January 16, 1995, January 24, 1995 and August 1, 1996,
respectively. None of the other PIMCO Funds had commenced multiclass operations as of September 30, 1996. Income and non-class specific expenses are allocated daily to each class of shares based on the relative value of settled shares as of the beginning of each day, adjusted for purchase orders received in Federal Funds prior to 12:00 p.m., Eastern time. Realized and unrealized capital gains and losses are allocated to each class of shares based on relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures and Options. Each Fund (except the Money Market Fund) is authorized to enter into futures contracts and options. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal

September 30, 1996 (unaudited)


liability which is marked-to-market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Contracts. Each Fund (except the Total Return II, Low Duration II, Long-Term U.S. Government, High Yield and Money Market Funds) is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The aggregate principal amounts of the contracts for which delivery is anticipated are recorded in the Fund's account, while such amounts are not recorded if the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Fund records realized gains or losses at the time the forward contract is extinguished by entry into a closing transaction or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. Each Fund (except the Money Market Fund) is authorized to enter into interest rate, index and currency exchange swap agreements. PIMCO uses these agreements in order to obtain a desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The agreements involve elements of credit risk identified as the cost of replacing those agreements for which PIMCO is in a net receivable position in the event of counterparty default.
     At September 30, 1996, the StocksPLUS and Strategic Balanced Funds were parties to S & P 500 Index swap agreements. The agreements involve the contractual exchange of payments whereby the Funds will receive proceeds based on the total return of the S & P 500 Index and pay an amount based on LIBOR. The differential to be paid or received is recognized daily over the life of the agreement. For the period ended September 30, 1996, net income of $3,288,674 and $51,666, respectively, was derived from the agreements and is included in interest income of the Funds.

Forward Sales. The following securities were subject to outstanding forward sale commitments at September 30, 1996 (amounts in thousands):

                                           Principal
Foreign Fund                                  Amount           Value       Proceeds
------------------------------------------------------------------------------------
Commonwealth of Canada         C$             28,600        $ 22,148       $ 21,838
Government of Japan            JY          5,749,000          58,256         58,138
Kingdom of Denmark             DK             22,400           4,155          4,119
Kingdom of Netherlands         DG            184,100         112,582        114,635
Kingdom of Spain               SP            781,000           7,101          6,959
United Kingdom Gilt            BP             27,500          42,385         42,076
                                                           -------------------------
                                                            $246,627       $247,765
                                                           =========================

                                           Principal
Global Fund                                   Amount           Value       Proceeds
------------------------------------------------------------------------------------
Commonwealth of Canada         C$             43,200        $ 33,454       $ 32,994
Government of Japan            JY          1,378,000          14,298         14,276
Kingdom of Denmark             DK             11,000           2,040          2,023
Kingdom of Netherlands         DG            112,400          68,736         70,094
Kingdom of Spain               SP            387,000           3,518          3,448
Kingdom of Sweden              SK             20,500           3,427          3,380
United Kingdom Gilt            BP             13,220          20,376         20,227
                                                           -------------------------
                                                            $145,849       $146,442
                                                           =========================

Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund as follows: Money Market Fund - 0.15%, StocksPLUS and Strategic Balanced Funds - 0.40% and all other Funds - 0.25%.

Administration Fee. PIMCO also serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each Fund's average daily net assets at the annual rate of 0.18% for the Total Return and Low Duration Funds, 0.20% for the Money Market and Short-Term Funds, 0.30% for the Global Fund and 0.25% for all other Funds.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Dual Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. Each unaffiliated Trustee receives an annual retainer of $20,000, plus $2,500 for each Board of Trustees meeting attended, plus reimbursement of related expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.

Related Party Transactions. PIMCO Advisors Distribution Company ("PADCO"), an indirect wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. Under the contract, all expenses relating to the distribution of Trust shares will be paid by the Adviser, the Administrator or PADCO out of past profits and resources which may include fees received by the Adviser.

September 30, 1996 (unaudited)


3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 1996 were as follows ($ in thousands):

                                      U.S. Government/Agency                           All Other
                                     -----------------------------------------------------------------
                                     Purchases          Sales                 Purchases          Sales
------------------------------------------------------------------------------------------------------

Total Return Fund                  $10,845,802     $8,541,894                  $977,722     $2,124,739
Total Return Fund II                   825,079        733,227                         0         31,250
Total Return Fund III                  114,994         77,888                     1,675         15,362
Low Duration Fund                    3,010,129      3,044,551                   274,974        327,180
Low Duration Fund II                   379,149        382,035                    12,538          4,975
Short-Term Fund                         27,777         26,662                    45,452         28,797
Long-Term U.S. Gov't. Fund              58,558         63,009                         0          1,373
Foreign Fund                                 0          4,470                 2,527,309      2,580,715
Global Fund                                  0            620                 1,132,733      1,036,628
High Yield Fund                         31,315          9,985                   350,987        166,432
StocksPLUS Fund                         28,197         24,104                    38,034         17,469
Strategic Balanced Fund                  6,009          3,087                     6,901              3

4. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows ($ in thousands):

                                Total        Total        Total          Low          Low
                               Return    Return II   Return III     Duration  Duration II    Short-Term
                             ---------------------------------------------------------------------------
                             -------------------------------- Premium ----------------------------------

Balance at 3/31/96           $ 11,679     $    233     $     79     $      0      $     0      $      0
Sales                          21,817        1,576          556        3,980          312            21
Closing Buys                        0            0            0            0            0             0
Expirations                    (1,276)           0            0            0            0             0
Exercised                     (11,189)        (233)         (79)           0            0             0
                             ---------------------------------------------------------------------------
Balance at 9/30/96           $ 21,031     $  1,576     $    556     $  3,980      $   312      $     21
                             ===========================================================================

                            Long-Term                                           Strategic
                           U.S. Gov't.     Foreign       Global   StocksPLUS     Balanced
                           --------------------------------------------------------------
                           ----------------------------------- Premium ------------------

Balance at 3/31/96            $     4     $     80     $     40     $      0     $      0
Sales                              41            0            0           31            1
Closing Buys                        0            0            0            0           (1)
Expirations                         0          (80)         (40)           0            0
Exercised                          (4)           0            0            0            0
                           --------------------------------------------------------------
Balance at 9/30/96            $    41     $      0     $      0     $     31     $      0
                           ==============================================================

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares in thousands):

                                           Total      Total       Total       Total                     Low
                                          Return     Return   Return II   Return II        Total   Duration
Period Ended September 30, 1996          Inst'l.     Admin.     Inst'l.      Admin.   Return III    Inst'l.
------------------------------------------------------------------------------------------------------------

Shares sold                              173,911      7,148       4,340         108       1,535      49,744
Issued as reinvestment of dividends       28,266        381       1,466          12         503       7,587
Shares redeemed                          (93,436)    (4,532)     (6,917)         (3)       (335)    (56,732)
                                        --------------------------------------------------------------------
Net increase (decrease)                  108,741      2,997      (1,111)        117       1,703         599
                                        ====================================================================

                                             Low                   Short-     Short-         Long-
                                        Duration           Low       Term       Term          Term
Period Ended September 30, 1996           Admin.   Duration II    Inst'l.     Admin.   U.S. Gov't.    Foreign
--------------------------------------------------------------------------------------------------------------

Shares sold                                  185         3,199      7,839        474           353      5,372
Issued as reinvestment of dividends           10           789        307          1            84        335
Shares redeemed                              (55)       (3,586)    (5,543)      (641)       (1,460)   (11,440)
                                         --------------------------------------------------------------------
Net increase (decrease)                      140           402      2,603       (166)       (1,023)    (5,733)
                                         ====================================================================

                                                                     High       High         Money     Money
                                          Global        Global      Yield      Yield        Market    Market
Period Ended September 30, 1996          Inst'l.     Admin.(a)    Inst'l.     Admin.       Inst'l.    Admin.
-------------------------------------------------------------------------------------------------------------

Shares sold                                2,295             2     22,333        630        26,010         4
Issued as reinvestment of dividends          287             0      2,634          7           725         0
Shares redeemed                             (552)            0     (6,130)      (456)      (24,370)       (2)
                                         --------------------------------------------------------------------
Net increase                               2,030             2     18,837        181         2,365         2
                                         ====================================================================

                                                       Strategic
Period Ended September 30, 1996        StocksPLUS   Balanced (b)
----------------------------------------------------------------

Shares sold                                 2,818          1,003
Issued as reinvestment of dividends           486              0
Shares redeemed                            (1,286)             0
                                       -------------------------
Net increase                                2,018          1,003
                                       =========================

(a) From commencement of operations, August 1, 1996.
(b) From commencement of operations, June 28, 1996.

                                           Total      Total      Total      Total                     Low
                                          Return     Return  Return II  Return II        Total   Duration
Year Ended March 31, 1996                Inst'l.     Admin.    Inst'l.     Admin.   Return III    Inst'l.
----------------------------------------------------------------------------------------------------------

Shares sold                              342,019     11,183      3,595         23        4,560    141,847
Issued as reinvestment of dividends       56,475        373      1,714         12        1,000     14,360
Shares redeemed                         (124,938)    (2,289)    (2,564)        (8)      (1,040)  (126,025)
                                        ------------------------------------------------------------------
Net increase                             273,556      9,267      2,745         27        4,520     30,182
                                        ==================================================================


                                              Low                   Short-       Short-         Long-
                                         Duration           Low       Term         Term          Term
Year or Period Ended March 31, 1996        Admin.   Duration II    Inst'l.    Admin.(a)   U.S. Gov't.   Foreign
----------------------------------------------------------------------------------------------------------------

Shares sold                                   267        16,787     13,481          435         2,022     7,828
Issued as reinvestment of dividends             8         1,339        498            0           372     1,752
Shares redeemed                               (99)       (9,818)   (12,924)         (32)       (2,415)   (9,773)
                                         -----------------------------------------------------------------------
Net increase (decrease)                       176         8,308      1,055          403           (21)     (193)
                                         =======================================================================

                                                       High       High      Money      Money
                                                      Yield      Yield     Market     Market
Year Ended March 31, 1996                 Global    Inst'l.     Admin.    Inst'l.     Admin.  StocksPLUS
---------------------------------------------------------------------------------------------------------

Shares sold                                5,338     27,025         90     23,183          4      10,056
Issued as reinvestment of dividends          873      3,932          2        387          0       1,556
Shares redeemed                             (649)   (14,184)        (4)    (5,376)        (4)     (2,440)
                                          ---------------------------------------------------------------
Net increase                               5,562     16,773         88     18,194          0       9,172
                                          ===============================================================

(a) From commencement of operations, February 1, 1996

September 30, 1996 (unaudited)


6.  Federal Income Tax Matters

As of March 31, 1996, Low Duration Fund, Low Duration Fund II, Short-Term Fund, and Foreign Fund have remaining capital loss carryforwards that were realized in the prior year of $6,262,969, $469,149, $122,770 and $1,519,059, respectively.

     These capital losses are available to offset future realized capital gains through March 31, 2003. Each Fund will resume capital gains distributions in the future to the extent gains are realized in excess of the available carryforwards.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Funds. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $83 billion on behalf of mutual fund and institutional clients located around the world.

Pacific Investment Management Company is one of six investment advisory firms which form PIMCO Advisors L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management in excess of $104 billion. Widely recognized for providing consistent performance and high-quality client service, the six affiliated firms are:

Pacific Investment Management Company/Newport Beach, California
Columbus Circle Investors/Stamford, Connecticut
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
Blairlogie Capital Management/Edinburgh, Scotland

Units of PIMCO Advisors L.P. trade on the New York Stock Exchange under the ticker symbol "PA."





Trustees and Officers
  Brent R. Harris Chairman and Trustee
  Guilford C. Babcock Trustee
  Vern O. Curtis Trustee
  Thomas P. Kemp Trustee
  WIlliam J. Popejoy Trustee
  R. Wesley Burns President
  Garlin G. Flynn Secretary
  John P. Hardaway Treasurer

Investment Advisor and Administrator
  Pacific Investment Management Company
  840 Newport Center Drive, Suite 360
  Newport Beach, California 92660

Transfer Agent and Custodian
  Investors Fiduciary Trust Company
  127 West 10th Street
  Kansas City, Missouri 64105

Counsel
  Dechert Price and Rhoads
  1500 K Street N.W.
  Washington, D.C. 20005

Independent Accountants
  Price Waterhouse LLP
  1055 Broadway
  Kansas City, Missouri 64105

This report is submitted for the general information of the shareholders of the PIMCO
Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.







                                     PIMCO
                                     840 Newport Center Drive, Suite 360
                                     Newport Beach, CA 92660
                                     800-927-4648